UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Geoffrey R.T. Kenyon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Shareholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Trends

Allocation Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND

INVESTMENT OBJECTIVE

The Fund seeks total return while seeking to provide volatility management.

Portfolio Management Discussion and Analysis

Effective April 30, 2019, the components of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund’s (the “Fund”) performance benchmark changed from 60% MSCI World Index (Net, USD, Unhedged) and 40% Bloomberg Barclays U.S. Aggregate Bond Index to 60% MSCI World Index (Net, USD, Hedged) and 40% Bloomberg Barclays U.S. Treasury Composite Index (Total Return, USD, Unhedged). No modifications in the Fund’s investment objective or its principal investment strategy were made in connection with this change.

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Fund’s performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 7.04% and 6.79%, respectively. These returns compare to the 12.48% cumulative total return of the Fund’s blended benchmark index (the “Index”), which is comprised of 60% the MSCI World Index and 40% the Bloomberg Barclays U.S. Treasury Index, during the Reporting Period. The MSCI World Index (Net, USD, Hedged) and the Bloomberg Barclays U.S. Treasury Index (Total Return, USD, Unhedged) generated cumulative total returns of 17.24% and 5.18%, respectively, during the same time period.

To compare, the Fund’s previous blended benchmark returned 12.71% during the Reporting Period. Its components, the MSCI World Index (Net, USD, Hedged) and the Bloomberg Barclays U.S. Aggregate Bond Index, generated cumulative total returns of 17.38% and 6.11%, respectively, during the same time period.

Importantly, during the Reporting Period, the Fund’s overall annualized volatility (which is measured versus the S&P 500® Index) was 3.91%, less than the S&P 500® Index’s annualized volatility of 12.45% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During the Reporting Period, the performance of the capital markets and the Fund was influenced most by central bank monetary policy, economic data and geopolitics.

Global equities posted double-digit gains during the first quarter of 2019 when the Reporting Period began. Federal Reserve (“Fed”) commentary provided a supportive background, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a plan to end quantitative tightening, or the shrinking of the Fed’s balance sheet as securities mature, by the end of the 2019 calendar year. The U.S. unemployment rate remained below trend at 3.8% in February 2019, with a steady increase in wages of 3.4% year over year. Housing data showed strength in the first calendar quarters, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. However, the economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, as fourth quarter 2018 U.S. Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. In Europe, uncertainty surrounding the U.K.’s plan to exit the European Union, also known as Brexit, and trade tensions with the U.S. were headwinds, as Brexit talks extended beyond the U.K.’s original departure date of March 29th and the U.S. Administration threatened import taxes on goods from the European Union. Signs of weakness in European data indicated the pace of economic expansion was slowing, and the 2019 European GDP growth forecast was reduced from 1.7% to 1.1%. The European Central Bank (“ECB”) announced it would hold its deposit rate steady at -0.4% and said it would delay interest rate hikes until 2020. Regarding Japan, slowing global demand and weakening domestic economic growth, coupled with falling inflation, pressured the Bank of Japan to maintain its accommodative monetary policy. As for China, progress in trade discussions with the U.S. was positive for investor risk sentiment overall. In addition, the annual National People’s Congress and Chinese People’s Political Consultative Conference took centerstage, as China’s leaders announced key 2019 economic targets, such as GDP growth of between 6% and 6.5%, and introduced a series of tax cuts to support

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND

economic growth. In Australia, the central bank kept interest rates on hold in the face of slowing economic growth and increased downside risks to the global and domestic outlooks in spite of a tight labor market and gradually rising inflation.

In the second quarter of 2019, global equities posted a more modest gain. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, investors grew optimistic about a possible U.S.-China trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when additional tariffs or compromise were postponed. During the second calendar quarter, investors kept a close eye on the Fed, which said it might take a more accommodative approach to monetary policy. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019. U.S. economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated but nonfarm payroll data and manufacturing indices falling short of consensus expectations.

Regarding fixed income, spread, or non-government bond, sectors broadly posted gains in the first quarter of 2019, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) Meanwhile, the ECB extended its forward guidance, noting its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia, New Zealand, Switzerland and, to some degree, the U.K. — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. The U.S. dollar strengthened relative to many major currencies during the first quarter of 2019.

In the second calendar quarter, most spread sectors recorded gains. The quarter started off on a positive note in April 2019, as developed markets’ central banks kept monetary policy unchanged. In the U.S., the Fed provided dovish commentary around household spending and inflation, though this was counterbalanced somewhat by the observation that inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were rather dovish, as they generally focused on external risks. However, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation and weakness in U.S. economic data, continued U.S. economic growth headwinds from unresolved U.S.-China trade negotiations, and subdued global economic activity, particularly in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, with eight of the 12 members on the Federal Open Market Committee projecting rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing. The U.S. dollar weakened versus many major currencies during the second quarter of 2019.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund primarily seeks to achieve its investment objective by investing in a global portfolio of equity and fixed income asset classes. Under normal market conditions, the Fund expects to invest at least 40% of its assets in equity investments and at least 20% of its assets in fixed income investments. The percentage of the Fund’s portfolio exposed to any asset class or geographic region will vary from time to time as the weightings of the Fund change, and the Fund may not be invested in each asset class at all times.

As part of the Fund’s investment strategy, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index. In distressed or volatile market environments, the Fund may also hold significant amounts of U.S. Treasury, short-term or other fixed income investments, including money market funds and repurchase agreements or cash, and at times may invest up to 100% of its assets in such investments.

During the Reporting Period, the Fund continued dynamically allocating across global asset classes, using a momentum-based methodology, as it sought total return while also seeking to provide volatility management. Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND

the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, U.S. large-cap and small-cap, European, Asian, emerging markets and U.K. stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund’s defensive cash positioning detracted significantly from relative performance, as global equities rebounded from declines suffered in the fourth quarter of 2018. On the positive side, the Fund’s allocations to U.S. large-cap stocks and to European, U.K. and Japanese equities added to absolute returns. Allocations to German government bonds, U.S. Treasury securities and Japanese government bonds also bolstered absolute performance. The Fund did not have allocations to emerging markets equities or U.S. small-cap equities during the Reporting Period.

What was the Fund’s volatility during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, for the Reporting Period overall, the Fund’s actual volatility (annualized, using daily returns) was 3.91%, less than the S&P 500® Index’s annualized volatility of 12.45%.

How was the Fund positioned during the Reporting Period?

During the Reporting Period, we tactically managed the Fund’s allocations across equity and fixed income markets based on the momentum and volatility of these asset classes. At the beginning of the Reporting Period, the Fund’s total assets were allocated 19.3% to equities, 38.3% to fixed income and 42.4% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity category, the Fund had allocations to four of six global equity asset classes. It did not have an allocation to emerging markets equities or U.S. small-cap equities at the beginning of the Reporting Period. As for fixed income, the Fund had allocations to U.S. Treasury securities, German government bonds and Japanese government bonds at the start of the Reporting Period.

During January 2019, we greatly decreased the Fund’s cash position in response to the rally in global equities. At the same time, we significantly increased the Fund’s allocation to U.S. large-cap equities and, to a lesser extent, its allocations to Japanese, European and U.K. stocks. We also substantially increased the Fund’s allocations to fixed income overall.

In February 2019, we eliminated the Fund’s position in cash and further increased its allocations to U.S. large-cap stocks and Japanese equities. We increased its allocation to German government bonds and reduced its allocation to U.S. Treasury securities.

During March 2019, the Fund’s allocations remained relatively unchanged.

In April 2019, we increased the Fund’s allocations to U.S. large-cap stocks, U.K. equities and European equities. In fixed income, we decreased the Fund’s allocations to U.S. Treasury securities and Japanese government bonds.

During May 2019, we actively sought to manage volatility within the Fund’s equity allocations. Specifically, we reduced the Fund’s allocations to U.S. large-cap stocks, U.K. stocks and European stocks. Within fixed income, we increased the Fund’s allocation to U.S. Treasury securities.

In June 2019, the Fund’s equity allocations stayed relatively unchanged. Within fixed income, we increased the Fund’s allocation to Japanese government bonds and decreased its allocation to German government bonds.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund employed exchange-traded index futures contracts to gain exposure to U.S. large-cap stocks; the European, Japanese and U.K. equity markets; and U.S., Japanese and German government bonds. On an absolute basis, the use of these instruments had a positive impact on the Fund’s performance, as the majority of these allocations added to returns.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective April 30, 2019, Gary Chropuvka no longer served as a portfolio manager of the Fund but remained co-Head of the QIS Team. As of the same date, Matthew Schwab became a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Federico Gilly, Oliver Bunn and Matthew Schwab.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GLOBAL TRENDS ALLOCATION FUND

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund’s total assets were allocated 40.0% to equities, 60.0% to fixed income and 0% to cash. (Many of these positions were implemented through the use of exchanged-traded index future contracts.) Within the equity allocation, the Fund continued to have significant exposure to U.S. large-cap stocks and, to a lesser extent, to Japanese, U.K. and European equities. Within the fixed income allocation, the Fund had substantial exposure to U.S. Treasury securities as well as exposure to Japanese and German government bonds. At the end of the Reporting Period, the Fund had no exposure to emerging markets equities and U.S. small-cap stocks.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. In general, we expect the Fund to maintain a strategic allocation of 60% of its assets in equity investments and 40% of its assets in fixed income investments. The Fund may deviate from these strategic allocations in order to allocate a greater percentage to asset classes with strong momentum and to reduce its allocation to assets with weak momentum. When volatility increases, our goal is to preserve capital by proportionally increasing the Fund’s cash exposure and reducing its exposure to riskier asset classes. There is no guarantee the Fund’s dynamic management strategy will cause it to achieve its investment objective.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

Bloomberg Barclays U.S. Treasury Composite Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Global Trends Allocation Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Since Inception	Inception Date
Institutional	2.18%	3.02%	3.78%	10/16/13
Service	1.83	2.75	4.68	4/16/12

[1]

Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	1.00%
Service	0.99	1.25

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Exchange Traded Funds – 25.0%
149,844	iShares Core S&P 500 ETF	$44,166,519
151,900	Vanguard S&P 500 ETF	40,883,885

TOTAL EXCHANGE TRADED FUNDS
(Cost $65,943,923)		$85,050,404

Shares	Dividend Rate	Value

Investment Companies(a) – 54.9%
Goldman Sachs Financial Square Government Fund — Institutional Shares
101,890,103	2.308%	$101,890,103
Goldman Sachs Financial Square Treasury Obligations Fund — Institutional Shares
42,329,175	2.248	42,329,175
Goldman Sachs Financial Square Treasury Solutions Fund — Institutional Shares
42,329,175	2.209	42,329,175

TOTAL INVESTMENT COMPANIES
(Cost $186,548,453)		$186,548,453

TOTAL INVESTMENTS – 79.9%
(Cost $252,492,376)		$271,598,857

OTHER ASSETS IN EXCESS OF LIABILITIES – 20.1%		68,122,857

NET ASSETS – 100.0%		$339,721,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	434	09/20/2019	$17,104,757	$118,122
Euro-Bund	230	09/06/2019	45,171,977	476,008
FTSE 100 Index	185	09/20/2019	17,312,783	(23,231)
Japan 10 Year Bond	31	09/12/2019	44,247,925	140,386
TOPIX Index	118	09/12/2019	16,975,189	(59,825)
U.S. Treasury 10 Year Note	706	09/19/2019	90,301,813	1,178,289

Total Futures Contracts				$1,829,749

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in affiliated issuers, at value (cost $186,548,453)	$186,548,453
Investments in unaffiliated issuers, at value (cost $65,943,923)	85,050,404
Cash	64,132,935
Receivables:
Collateral on certain derivative contracts	3,953,626
Dividends	359,001
Fund shares sold	53,337
Reimbursement from investment adviser	18,310
Variation margin on futures	674,402
Other assets	1,156

Total assets	340,791,624

Liabilities:
Payables:
Investments purchased	642,414
Management fees	160,978
Fund shares redeemed	91,985
Distribution and Service fees and Transfer Agency fees	74,398
Accrued expenses	100,135

Total liabilities	1,069,910

Net Assets:
Paid-in capital	309,226,176
Total distributable earnings (loss)	30,495,538

NET ASSETS	$339,721,714
Net Assets:
Institutional	$263,915
Service	339,457,799

Total Net Assets	$339,721,714
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	21,171
Service	27,299,294
Net asset value, offering and redemption price per share:
Institutional	$12.47
Service	12.43

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — affiliated issuers	$2,241,407
Dividends — unaffiliated issuers	906,717

Total investment income	3,148,124

Expenses:
Management fees	1,392,732
Distribution and Service fees — Service Shares	440,419
Professional fees	50,089
Transfer Agency fees(a)	35,256
Custody, accounting and administrative services	25,489
Printing and mailing costs	22,578
Trustee fees	8,292
Other	8,271

Total expenses	1,983,126

Less — expense reductions	(497,886)

Net expenses	1,485,240

NET INVESTMENT INCOME	1,662,884

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	3,726,719
Futures contracts	8,861,627
Foreign currency transactions	(214,380)
Net change in unrealized gain on:
Investments — unaffiliated issuers	9,142,870
Futures contracts	1,041,794
Foreign currency translation	164,548

Net realized and unrealized gain	22,723,178

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,386,062

(a) Institutional and Service Shares incurred Transfer Agency fees of $25 and $35,231, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$1,662,884	$2,585,788
Net realized gain (loss)	12,373,966	(1,891,459)
Net change in unrealized gain (loss)	10,349,212	(18,542,964)

Net increase (decrease) in net assets resulting from operations	24,386,062	(17,848,635)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(6,273)
Service Shares	—	(9,086,313)

Total distributions to shareholders	—	(9,092,586)

From share transactions:
Proceeds from sales of shares	15,431,542	42,650,408
Reinvestment of distributions	—	9,092,586
Cost of shares redeemed	(96,184,335)	(35,610,360)

Net increase (decrease) in net assets resulting from share transactions	(80,752,793)	16,132,634

TOTAL DECREASE	(56,366,731)	(10,808,587)

Net Assets:

Beginning of period	396,088,445	406,897,032

End of period	$339,721,714	$396,088,445

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Trends Allocation Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$11.65		$12.46	$11.33	$10.89	$11.82	$11.46

Net investment income (loss)(a)	0.07		0.14	0.06	(0.03)	0.01	0.08

Net realized and unrealized gain (loss)	0.75		(0.64)	1.46	0.52	(0.67)	0.41

Total from investment operations	0.82		(0.50)	1.52	0.49	(0.66)	0.49

Distributions to shareholders from net investment income	—		(0.12)	(0.07)	(0.05)	(0.03)	(0.03)

Distributions to shareholders from net realized gains	—		(0.19)	(0.32)	—	(0.24)	(0.10)

Total distributions	—		(0.31)	(0.39)	(0.05)	(0.27)	(0.13)

Net asset value, end of period	$12.47		$11.65	$12.46	$11.33	$10.89	$11.82

Total return(b)	7.04%		(4.08)%	13.36%	4.49%	(5.52)%	4.23%

Net assets, end of period (in 000s)	$264		$247	$30	$27	$1,008	$739

Ratio of net expenses to average net assets	0.59	%(c)	0.51%	0.68%	0.74%	0.75%	0.77%

Ratio of total expenses to average net assets	0.88	%(c)	0.86%	0.86%	0.89%	0.92%	1.01%

Ratio of net investment income (loss) to average net assets	1.23	%(c)	1.13%	0.46%	(0.25)%	0.12%	0.68%

Portfolio turnover rate(d)	38%		60%	64%	260%	504%	304%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Trends Allocation Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$11.64		$12.45	$11.32	$10.88	$11.82	$11.47

Net investment income (loss)(a)	0.06		0.08	0.03	0.02	(0.02)	— (b)

Net realized and unrealized gain (loss)	0.73		(0.62)	1.46	0.45	(0.67)	0.45

Total from investment operations	0.79		(0.54)	1.49	0.47	(0.69)	0.45

Distributions to shareholders from net investment income	—		(0.08)	(0.04)	(0.03)	(0.01)	— (b)

Distributions to shareholders from net realized gains	—		(0.19)	(0.32)	—	(0.24)	(0.10)

Total distributions	—		(0.27)	(0.36)	(0.03)	(0.25)	(0.10)

Net asset value, end of period	$12.43		$11.64	$12.45	$11.32	$10.88	$11.82

Total return(c)	6.79%		(4.34)%	13.11%	4.33%	(5.82)%	3.95%

Net assets, end of period (in 000s)	$339,458		$395,842	$406,867	$353,615	$354,706	$267,720

Ratio of net expenses to average net assets	0.84	%(d)	0.81%	0.93%	1.00%	1.00%	1.03%

Ratio of total expenses to average net assets	1.12	%(d)	1.11%	1.11%	1.13%	1.17%	1.24%

Ratio of net investment income (loss) to average net assets	0.94	%(d)	0.63%	0.21%	0.20%	(0.16)%	(0.04)%

Portfolio turnover rate(e)	38%		60%	64%	260%	504%	304%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Trends Allocation Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$85,050,404	$—	$—
Investment Companies	186,548,453	—	—

Total	$271,598,857	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$1,912,805	$—	$—

Liabilities(a)
Futures Contracts	$(83,056)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$118,122	Variation margin on futures contracts	$(83,056)
Interest Rate	Variation margin on futures contracts	1,794,683	—	—

Total		$1,912,805		$(83,056)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2019 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,666,313	$694,337	887
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	6,195,314	347,457	994

Total		$8,861,627	$1,041,794	1,881

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.58	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2019, GSAM waived $211,557 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds. For the six months ended June 30, 2019, GSAM waived $163,419 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$374,976	$15,246	$107,664	$497,886

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the six months ended June 30, 2019:

Investment Companies	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income
Goldman Sachs Financial Square Government Fund	$119,104,588	$16,589,893	$(33,804,378)	$101,890,103	101,890,103	$1,229,382
Goldman Sachs Financial Square Treasury Obligations Fund	52,179,797	1,215,679	(11,066,301)	42,329,175	42,329,175	510,093
Goldman Sachs Financial Square Treasury Solutions Fund	52,179,797	1,215,679	(11,066,301)	42,329,175	42,329,175	501,932

Total	$223,464,182	$19,021,251	$(55,936,980)	$186,548,453	186,548,453	$2,241,407

As of June 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Fund.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $51,730,758 and $31,996,537, respectively.

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Post October Loss Deferral)	$(2,279,017)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$257,854,550
Gross unrealized gain	21,019,286
Gross unrealized loss	(7,274,979)
Net unrealized gain	$13,744,307

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

8.    OTHER RISKS (continued)

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	—	$—	18,378	$229,900
Reinvestment of distributions	—	—	535	6,273
Shares redeemed	—	—	(157)	(1,900)
	—	—	18,756	234,273
Service Shares
Shares sold	1,271,663	15,431,542	3,407,784	42,420,508
Reinvestment of distributions	—	—	775,283	9,086,313
Shares redeemed	(7,985,978)	(96,184,335)	(2,858,297)	(35,608,460)
	(6,714,315)	(80,752,793)	1,324,770	15,898,361

NET INCREASE (DECREASE)	(6,714,315)	$(80,752,793)	1,343,526	$16,132,634

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,070.40		$3.03
Hypothetical 5% return	1,000	1,021.87	+	2.96
Service

Actual	1,000	1,067.90		4.31
Hypothetical 5% return	1,000	1,020.63	+	4.21

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.59% and 0.84% for Institutional and Service Shares, respectively.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Trends Allocation Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period; had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods; and had outperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-year period and underperformed for the three- and five-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%

Next $1 billion	0.71

Next $3 billion	0.68

Next $3 billion	0.66

Over $8 billion	0.65

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL TRENDS ALLOCATION FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2019 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Trends Allocation Fund.

© 2019 Goldman Sachs. All rights reserved.

VITNAVSAR-19/175365-OTU-1025426

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 16.04% and 15.91%, respectively. These returns compare to the 16.24% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.54% during the Reporting Period, rallying strongly following negative absolute returns posted in 2018. While 2018 was the worst calendar year since 2008, the first half of 2019 was the strongest first half for the S&P 500® Index since 1997.

During the first quarter of 2019, the S&P 500® Index rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, there was an optimistic consensus outlook on a possible trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter, the markets kept a close eye on the Fed. After steadily raising short-term interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second quarter, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted double-digit gains but modestly underperformed the Russell Index during the Reporting Period. Stock selection overall contributed positively, while sector allocation as a whole detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Stock selection in the health care, financials and energy sectors detracted most from the Fund’s relative results. Offsetting these detractors was stock selection in the information technology, utilities and communication services sectors, which contributed most positively.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Among those companies detracting most from the Fund’s results relative to the Russell Index were positions in Medtronic, Pfizer and Marathon Petroleum.

Medtronic is a medical technology company engaged in the development, manufacture, distribution and sale of device-based medical therapies and services. We decided to exit the Fund’s position in the stock at the end of May 2019 after reassessing the competitive landscape in the medical technology industry and determining that we believed better risk/reward opportunities could be found elsewhere. Prior to exiting the position, the stock was down slightly, but its share price rose following our exit, leading it to be a top relative detractor. Despite the stock rising following our sale of the shares, we continued to believe it was prudent to allocate capital to what we saw as more attractive companies.

Pharmaceutical company Pfizer’s stock trailed the broader equity market along with other large biopharmaceutical companies, as concerns around drug pricing and Brexit uncertainty pressured the industry. (Brexit is the U.K.’s path out of the European Union.) More specific to Pfizer, its management cautioned that its 2019 earnings growth would likely come in slightly softer than the company had previously anticipated, which led investors to reduce positions. Its stock also fell in April 2019, as continued concerns around the Medicare for All proposals and the impact such a program might have weighed on the stock. While the company’s near-term estimates have come down, we still believed at the end of the Reporting Period in Pfizer’s long-term growth potential and its pipeline. Notably, 2020 marks the first year Pfizer will shed the majority of its patent expirations, paving the way for a more unobstructed path to growth, in our view. With this in mind, we felt at the end of the Reporting Period that Pfizer was well positioned to grow through improving market share, early mover advantage in some lines of therapy, and exposure to international markets. Overall, we believed Pfizer remained an attractively valued, high quality company with a healthy balance sheet poised for ongoing growth.

Nearly all of crude oil refining company Marathon Petroleum’s stock price decline came in May 2019. Early in the month, the company reported quarterly results that missed on earnings per share market expectations, driven primarily by weakness in refining and retail margins. On the positive side, Marathon Petroleum continued to buy back shares and also reported strong operating cash flow and capital expenditures. Despite the mixed reports, we remained positive on the company at the end of the Reporting Period and felt its acquisition of fellow petroleum refiner Andeavor seemed to be going well and on track to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business and on the company management’s ability to achieve synergy targets and focus on returning capital to shareholders. We maintained our belief that Marathon Petroleum is a high quality company with what we consider to be a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

What were some of the Fund’s best-performing individual stocks?

Relative to the Russell Index, the Fund benefited most from positions in Marvell Technology Group, McDonald’s and Facebook.

Marvell Technology Group, an integrated circuit designer, developer and seller, saw its stock gain rather steadily to start 2019 and then rise even faster in April 2019 on the back of China trade headlines that boosted the semiconductor industry as a whole. Strong first quarter 2019 results featuring above consensus revenue and earnings per share and a positive outlook on the future of the firm’s 5G (fifth-generation) capabilities boosted the company’s share price later in the Reporting Period. Marvell Technology Group also announced the sale of its connectivity assets to NXP Semiconductors, marking the divestiture of an arm that offered few synergies to other, stronger segments of the firm, which the market received positively. This deal fits into a broader pattern of strategic transactions that Marvell Technology Group’s management team has been pursuing. At the end of the Reporting Period, we believed these strategic acquisitions and divestitures, its enhanced position in 5G, and what we saw as its improved financial flexibility may be indicators of potential performance going forward.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares of fast-food restaurant retailer McDonald’s traded lower in January 2019 after the company released its fourth quarter 2018 results, in which its earnings per share beat consensus expectations but missed on revenues. We used this selloff as a buying opportunity, as we were not overly concerned by these results, and initiated a Fund position in the stock. McDonald’s stock then rose through the remainder of the Reporting Period along with the restaurant industry overall. Longer term, we remained positive on many of the strategic initiatives McDonald’s has been rolling out. Namely, we feel that modernized restaurants, a revamped value menu and a shift toward fresh beef hamburgers can potentially drive market share gains moving forward. With what we view as McDonald’s strong balance sheet, robust free cash flow and healthy return on equity, we believed its shares were attractively valued at the end of the Reporting Period and poised for further appreciation.

Social media giant Facebook’s shares spiked at the end of January 2019 after the company released a strong earnings report for the fourth quarter of 2018. Facebook beat consensus expectations for revenues and earnings per share and posted solid active user figures, underscoring that consumers and advertisers may not be fazed by recent scrutiny from policymakers and privacy advocates. Additionally, its management’s dialogue marked a shift in tone from focusing on defensive areas, like data security, to more offensive initiatives pertaining to product development. Its stock continued to rise and then jumped again in April 2019 following a better than consensus expected earnings release in which the company reported solid revenue growth and improved expense guidance in the first quarter of 2019. The results appeared to be driven by ongoing advertising success and healthy user growth and engagement across platforms, two bright spots that tie directly to our investment thesis on the company. At the end of the Reporting Period, we continued to monitor any potential headline or political risks going forward, but we remained confident in Facebook’s advertising platform, with Instagram stories and the monetization of messaging apps as particular points of strength. Overall, we continued to view Facebook as one of the more intriguing risk/reward opportunities within the online industry.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, in addition to the purchase of McDonald’s, already mentioned, we initiated a Fund position in Walt Disney. We are positive on the new initiatives the company is implanting, including its new direct-to-consumer streaming service, Disney+, which the company expects to launch in the U.S. in mid-November 2019 and to make available in nearly all major regions of the world within the next two years. We are also positive on the company’s acquisition of the regional sports networks under Walt Disney-owned Fox Sports. Further, we are confident in Walt Disney’s ability to maintain strong performance going forward via new entertainment platforms as well as existing segments that we expect to do well.

Conversely, in addition to the sale of Medtronic, already mentioned, we eliminated the Fund’s position in Twenty-First Century Fox. The company completed a merger with Walt Disney in March 2019, and as part of the merger, a piece of the company was spun off to create “New Fox”, or FOXA, while the remaining assets were absorbed by Walt Disney. At the end of the Reporting Period, the Fund held some of the new company, FOXA, but had exited its holding in Twenty-First Century Fox.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure compared to the Russell Index to communication services, industrials, financials and real estate increased. The Fund’s allocations compared to the Russell Index in health care and information technology decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2019, the Fund had overweighted positions relative to the Russell Index in the communication services and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology and health care and was rather neutrally weighted to the Russell Index in the financials, real estate, materials, consumer staples, energy, utilities and consumer discretionary sectors.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

Following a strong start for the U.S. equity markets during the first half of 2019, we continued to view U.S. equities as the most favorable asset class at the end of the Reporting Period, offering what we saw as reasonable valuations relative to solid macroeconomic and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the U.S. equity markets rebounded with the strongest first half of a calendar year since 1997 despite geopolitical tensions and trade relations oscillating between positive and negative developments. U.S. equities were buoyed by declining 10-year U.S. Treasury rates, as investors expected potential interest rate cuts, a dramatic shift from the Fed’s actions at this point in 2018. While we were encouraged by the strong start to 2019, we also expected to see more signals of an aging economic cycle moving forward, which may be challenging to navigate and require even more selectivity by stock pickers. Yet without clearer indications of deteriorating fundamentals, we believed it too early to position for a downturn in global economic growth or corporate earnings.

That said, at the end of the Reporting Period, we expected choppier conditions for the remainder of 2019. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the evolving landscape. Still, our investment philosophy does not and will not change based on short-term fluctuations in markets. We intend to maintain our focus on high quality companies with what we consider to be strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set the Fund up to perform well amidst heightened volatility.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Index Definitions

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

5

FUND BASICS

Large Cap Value Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	8.38%	5.22%	10.78%	5.10%	1/12/98
Service	8.19	4.95	10.48	4.39	7/24/07

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.71%	0.80%
Service	0.96	1.05

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	3.8%	Banks
Berkshire Hathaway, Inc. Class B	3.7	Diversified Financials
Johnson & Johnson	3.2	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	2.9	Banks
Chevron Corp.	2.8	Energy
Procter & Gamble Co. (The)	2.8	Household & Personal Products
Verizon Communications, Inc.	2.7	Telecommunication Services
Walt Disney Co. (The)	2.3	Media & Entertainment
Walmart, Inc.	2.2	Food & Staples Retailing
Exxon Mobil Corp.	2.0	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%
Automobiles & Components – 0.6%
35,331	Aptiv plc	$2,855,805

Banks – 9.7%
469,774	Bank of America Corp.	13,623,446
27,662	First Republic Bank	2,701,194
157,577	JPMorgan Chase & Co.	17,617,109
30,905	M&T Bank Corp.	5,256,013
136,211	Wells Fargo & Co.	6,445,505

		45,643,267

Capital Goods – 7.2%
11,161	Boeing Co. (The)	4,062,716
26,086	Deere & Co.	4,322,711
417,311	General Electric Co.	4,381,765
37,610	Honeywell International, Inc.	6,566,330
75,737	ITT, Inc.	4,959,259
12,496	Northrop Grumman Corp.	4,037,582
37,296	Stanley Black & Decker, Inc.	5,393,375

		33,723,738

Commercial & Professional Services – 0.6%
28,807	Waste Connections, Inc.	2,753,373

Consumer Durables & Apparel – 1.3%
55,706	DR Horton, Inc.	2,402,600
36,628	PVH Corp.	3,466,474

		5,869,074

Consumer Services – 2.0%
32,050	McDonald’s Corp.	6,655,503
22,988	Royal Caribbean Cruises Ltd.	2,786,375

		9,441,878

Diversified Financials – 8.1%
32,000	American Express Co.	3,950,080
80,643	Berkshire Hathaway, Inc. Class B*	17,190,668
10,051	BlackRock, Inc.	4,716,934
45,499	Intercontinental Exchange, Inc.	3,910,184
117,659	Morgan Stanley	5,154,641
31,382	Northern Trust Corp.	2,824,380

		37,746,887

Energy – 9.3%
48,361	Cheniere Energy, Inc.*	3,310,310
104,924	Chevron Corp.	13,056,743
36,915	Concho Resources, Inc.	3,808,890
22,225	Diamondback Energy, Inc.	2,421,858
54,847	EOG Resources, Inc.	5,109,547
124,288	Exxon Mobil Corp.	9,524,189
110,743	Marathon Petroleum Corp.	6,188,319

		43,419,856

Food & Staples Retailing – 2.2%
95,004	Walmart, Inc.	10,496,992

Common Stocks – (continued)
Food, Beverage & Tobacco – 3.1%
78,884	Altria Group, Inc.	3,735,157
81,535	Conagra Brands, Inc.	2,162,308
18,379	Constellation Brands, Inc. Class A	3,619,560
94,975	Mondelez International, Inc. Class A	5,119,153

		14,636,178

Health Care Equipment & Services – 5.6%
82,700	Boston Scientific Corp.*	3,554,446
10,684	Cooper Cos., Inc. (The)	3,599,333
78,598	CVS Health Corp.	4,282,805
40,444	Danaher Corp.	5,780,256
13,259	Humana, Inc.	3,517,613
48,456	Zimmer Biomet Holdings, Inc.	5,705,209

		26,439,662

Household & Personal Products – 2.8%
118,946	Procter & Gamble Co. (The)	13,042,429

Insurance – 4.9%
46,765	Allstate Corp. (The)	4,755,533
36,915	American Financial Group, Inc.	3,782,680
70,967	American International Group, Inc.	3,781,122
32,050	Arthur J Gallagher & Co.	2,807,260
32,908	Chubb Ltd.	4,847,019
30,905	Torchmark Corp.	2,764,761

		22,738,375

Materials – 3.8%
30,047	Celanese Corp.	3,239,066
80,101	DuPont de Nemours, Inc.	6,013,182
29,737	Linde plc	5,971,190
11,924	Martin Marietta Materials, Inc.	2,743,832

		17,967,270

Media & Entertainment – 6.9%
96,108	Activision Blizzard, Inc.	4,536,297
3,721	Alphabet, Inc. Class A*	4,029,099
170,464	Comcast Corp. Class A	7,207,218
13,068	Facebook, Inc. Class A*	2,522,124
92,620	Fox Corp. Class A	3,393,597
76,200	Walt Disney Co. (The)	10,640,568

		32,328,903

Pharmaceuticals, Biotechnology & Life Sciences – 7.4%
14,881	Alexion Pharmaceuticals, Inc.*	1,949,113
76,309	AstraZeneca plc ADR	3,150,036
28,807	BioMarin Pharmaceutical, Inc.*	2,467,320
130,488	Elanco Animal Health, Inc.*	4,410,494
17,111	Eli Lilly & Co.	1,895,728
105,974	Johnson & Johnson	14,760,059
134,589	Pfizer, Inc.	5,830,395

		34,463,145

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 5.1%
27,567	Alexandria Real Estate Equities, Inc.	$3,889,428
27,662	AvalonBay Communities, Inc.	5,620,365
23,561	Extra Space Storage, Inc.	2,499,822
95,863	Hudson Pacific Properties, Inc.	3,189,362
50,841	Prologis, Inc.	4,072,364
65,339	Ventas, Inc.	4,465,921

		23,737,262

Retailing – 0.9%
10,397	Advance Auto Parts, Inc.	1,602,594
26,613	Ross Stores, Inc.	2,637,880

		4,240,474

Semiconductors & Semiconductor Equipment – 3.3%
33,672	Advanced Micro Devices, Inc.*	1,022,619
157,005	Intel Corp.	7,515,829
120,556	Marvell Technology Group Ltd.	2,877,672
36,144	Texas Instruments, Inc.	4,147,885

		15,564,005

Software & Services – 2.4%
37,948	Citrix Systems, Inc.	3,724,217
28,849	Fidelity National Information Services, Inc.	3,539,195
31,286	Microsoft Corp.	4,191,073

		11,454,485

Telecommunication Services – 3.6%
138,309	AT&T, Inc.	4,634,734
217,514	Verizon Communications, Inc.	12,426,575

		17,061,309

Transportation – 1.8%
18,052	Norfolk Southern Corp.	3,598,305
27,567	Union Pacific Corp.	4,661,856

		8,260,161

Utilities – 6.4%
70,586	Ameren Corp.	5,301,714
34,721	American Water Works Co., Inc.	4,027,636
98,820	CMS Energy Corp.	5,722,666
42,829	NextEra Energy, Inc.	8,773,949
101,777	Xcel Energy, Inc.	6,054,714

		29,880,679

TOTAL COMMON STOCKS
(Cost $410,675,993)		$463,765,207

Shares	Dividend Rate	Value

Investment Company(a) – 1.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
6,173,065	2.308%	$6,173,065
(Cost $6,173,065)

TOTAL INVESTMENTS – 100.3%
(Cost $416,849,058)		$469,938,272

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,416,491)

NET ASSETS – 100.0%		$468,521,781

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $410,675,993)	$463,765,207
Investments in affiliated issuers, at value (cost $6,173,065)	6,173,065
Cash	384,836
Receivables:
Investments sold	27,286,841
Dividends	416,782
Reimbursement from investment adviser	22,929
Fund shares sold	8,212
Other assets	1,216

Total assets	498,059,088

Liabilities:
Payables:
Investments purchased	28,417,282
Fund shares redeemed	671,284
Management fees	262,017
Distribution and Service fees and Transfer Agency fees	70,258
Accrued expenses	116,466

Total liabilities	29,537,307

Net Assets:
Paid-in capital	400,156,457
Total distributable earnings (loss)	68,365,324

NET ASSETS	$468,521,781
Net Assets:
Institutional	$161,218,006
Service	307,303,775

Total Net Assets	$468,521,781
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	18,120,115
Service	34,572,947
Net asset value, offering and redemption price per share:
Institutional	$8.90
Service	8.89

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $3,114)	$5,168,216
Dividends — affiliated issuers	31,365
Securities lending income — unaffiliated issuer	19,664

Total investment income	5,219,245

Expenses:
Management fees	1,663,687
Distribution and Service fees — Service Shares	379,288
Transfer Agency fees(a)	46,210
Professional fees	44,770
Custody, accounting and administrative services	43,319
Printing and mailing costs	42,579
Trustee fees	8,349
Registration fees	620
Other	8,852

Total expenses	2,237,674

Less — expense reductions	(212,588)

Net expenses	2,025,086

NET INVESTMENT INCOME	3,194,159

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	9,618,406
Net change in unrealized gain on investments — unaffiliated issuers	54,790,676

Net realized and unrealized gain	64,409,082

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,603,241

(a) Institutional and Service Shares incurred Transfer Agency fees of $15,869 and $30,341, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$3,194,159	$5,902,274
Net realized gain	9,618,406	38,681,430
Net change in unrealized gain (loss)	54,790,676	(85,485,686)

Net increase (decrease) in net assets resulting from operations	67,603,241	(40,901,982)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(11,515,289)
Service Shares	—	(20,776,605)

Total distributions to shareholders	—	(32,291,894)

From share transactions:
Proceeds from sales of shares	8,524,009	25,313,246
Reinvestment of distributions	—	32,291,894
Cost of shares redeemed	(41,459,624)	(97,515,109)

Net decrease in net assets resulting from share transactions	(32,935,615)	(39,909,969)

TOTAL INCREASE (DECREASE)	34,667,626	(113,103,845)

Net Assets:

Beginning of period	433,854,155	546,958,000

End of period	$468,521,781	$433,854,155

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$7.67		$9.06	$10.16	$9.39	$11.39	$12.59

Net investment income(a)	0.07		0.12	0.16	0.18	0.15	0.16

Net realized and unrealized gain (loss)	1.16		(0.88)	0.83	0.91	(0.67)	1.38

Total from investment operations	1.23		(0.76)	0.99	1.09	(0.52)	1.54

Distributions to shareholders from net investment income	—		(0.12)	(0.18)	(0.22)	(0.16)	(0.19)

Distributions to shareholders from net realized gains	—		(0.51)	(1.91)	(0.10)	(1.32)	(2.55)

Total distributions	—		(0.63)	(2.09)	(0.32)	(1.48)	(2.74)

Net asset value, end of period	$8.90		$7.67	$9.06	$10.16	$9.39	$11.39

Total return(b)	16.04%		(8.46)%	9.85%	11.55%	(4.41)%	12.94%

Net assets, end of period (in 000s)	$161,218		$150,963	$188,182	$243,875	$279,910	$326,543

Ratio of net expenses to average net assets	0.71	%(c)	0.71%	0.72%	0.74%	0.74%	0.75%

Ratio of total expenses to average net assets	0.80	%(c)	0.81%	0.81%	0.81%	0.81%	0.80%

Ratio of net investment income to average net assets	1.54	%(c)	1.32%	1.50%	1.91%	1.38%	1.21%

Portfolio turnover rate(d)	34%		125%	127%	130%	83%	72%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$7.67		$9.06	$10.16	$9.39	$11.38	$12.58

Net investment income(a)	0.05		0.10	0.13	0.16	0.13	0.13

Net realized and unrealized gain (loss)	1.17		(0.88)	0.83	0.90	(0.67)	1.37

Total from investment operations	1.22		(0.78)	0.96	1.06	(0.54)	1.50

Distributions to shareholders from net investment income	—		(0.10)	(0.15)	(0.19)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	—		(0.51)	(1.91)	(0.10)	(1.32)	(2.55)

Total distributions	—		(0.61)	(2.06)	(0.29)	(1.45)	(2.70)

Net asset value, end of period	$8.89		$7.67	$9.06	$10.16	$9.39	$11.38

Total return(b)	15.91%		(8.72)%	9.56%	11.25%	(4.58)%	12.61%

Net assets, end of period (in 000s)	$307,304		$282,891	$358,776	$531,553	$610,689	$692,741

Ratio of net expenses to average net assets	0.96	%(c)	0.96%	0.97%	0.99%	0.99%	1.00%

Ratio of total expenses to average net assets	1.05	%(c)	1.06%	1.06%	1.06%	1.06%	1.05%

Ratio of net investment income to average net assets	1.30	%(c)	1.07%	1.26%	1.66%	1.13%	0.96%

Portfolio turnover rate(d)	34%		125%	127%	130%	83%	72%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

cash payments and are included in net realized gain (loss) from investments on the Statement of Operations. As of June 30, 2019, there was no commission recaptured for the Fund.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$9,121,226	$—	$—
North America	454,643,981	—	—
Investment Company	6,173,065	—	—

Total	$469,938,272	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.72%	0.65%	0.62%	0.60%	0.59%	0.72%	0.69	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2019, GSAM waived $69,319 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $2,111 of the Fund’s management fee.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$71,430	$1,918	$139,240	$212,588

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2019, Goldman Sachs earned $657 in brokerage commissions from portfolio transactions.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company

$2,443,839	$30,256,666	$(26,527,440)	$6,173,065	6,173,065	$31,365

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $157,425,501 and $182,091,762 respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2019.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019

$—	$7,899,221	$(7,899,221)	$—

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Deferred Dividend/Post October Loss Deferral)	$(3,115,385)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$417,348,577
Gross unrealized gain	65,290,536
Gross unrealized loss	(12,700,841)
Net unrealized gain	$52,589,695

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

8.    OTHER RISKS (continued)

exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	205,858	$1,741,087	854,945	$7,399,623
Reinvestment of distributions	—	—	1,482,019	11,515,289
Shares redeemed	(1,767,958)	(14,959,837)	(3,417,525)	(30,831,738)
	(1,562,100)	(13,218,750)	(1,080,561)	(11,916,826)
Service Shares
Shares sold	805,674	6,782,922	2,024,327	17,913,623
Reinvestment of distributions	—	—	2,673,952	20,776,605
Shares redeemed	(3,105,114)	(26,499,787)	(7,416,119)	(66,683,371)
	(2,299,440)	(19,716,865)	(2,717,840)	(27,993,143)

NET DECREASE	(3,861,540)	$(32,935,615)	(3,798,401)	$(39,909,969)

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,160.40		$3.80
Hypothetical 5% return	1,000	1,021.27	+	3.56
Service

Actual	1,000	1,159.10		5.14
Hypothetical 5% return	1,000	1,020.03	+	4.81

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.96% for Institutional and Service Shares, respectively.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the fourth quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. They also noted that the Fund had experienced certain portfolio management changes in 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.72%

Next $1 billion	0.65

Next $3 billion	0.62

Next $3 billion	0.60

Over $8 billion	0.59

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

28

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund.

© 2019 Goldman Sachs. All rights reserved.

VITLCVSAR-19/175369-OTU-1025571

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 20.71% and 20.60%, respectively. These returns compare to the 18.02% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.54% during the Reporting Period, rallying strongly following negative absolute returns posted in 2018. While 2018 was the worst calendar year since 2008, the first half of 2019 was the strongest first half for the S&P 500® Index since 1997.

During the first quarter of 2019, the S&P 500® Index rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, there was an optimistic consensus outlook on a possible trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter, the markets kept a close eye on the Fed. After steadily raising short-term interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second quarter, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period due primarily to stock selection overall. Sector allocation as a whole also contributed positively, albeit more modestly, to the Fund’s performance relative to the Russell Index during the Reporting Period.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the real estate, materials and consumer staples sectors. Such positive contributors were only partially offset by stock selection in the financials and energy sectors, which detracted. Allocation positioning in the energy and industrials sectors also dampened the Fund’s relative results.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in Marvell Technology Group, L3 Harris Technologies and ITT.

Marvell Technology Group, an integrated circuit designer, developer and seller, saw its stock gain rather steadily to start 2019 and then rise even faster in April 2019 on the back of China trade headlines that boosted the semiconductor industry as a whole. Strong first quarter 2019 results featuring above consensus revenue and earnings per share and a positive outlook on the future of the firm’s 5G (fifth-generation) capabilities boosted the company’s share price later in the Reporting Period. Marvell Technology Group also announced the sale of its connectivity assets to NXP Semiconductors, marking the divestiture of an arm that offered few synergies to other, stronger segments of the firm, which the market received positively. This deal fits into a broader pattern of strategic transactions that Marvell Technology Group’s management team has been pursuing. At the end of the Reporting Period, we believed these strategic acquisitions and divestitures, its enhanced position in 5G, and what we saw as its improved financial flexibility may be indicators of potential performance going forward.

L3 Harris Technologies is a technology-based tactical communications, geospatial systems, air traffic management and avionics firm. In late June 2019, defense technology company L3 Technologies, in which the Fund held a position, merged with defense company Harris to form L3 Harris Technologies. As separate entities, each firm posted strong first quarter 2019 top-line growth and each raised revenue and earnings per share guidance for calendar year 2019. At the end of the Reporting Period, we believed positive results from Harris and recovery in growth within the L3 Technologies portfolio were indicators of potentially strong performance ahead. We expected the value creation resulting from the merging of these two firms to play out during the next three years or so. In our view, their combined portfolio remained well aligned with the Department of Defense’s spending priorities and should, we feel, continue to benefit as should spending moves from readiness toward modernization, as the government has indicated.

ITT engages in the manufacture and sale of engineered components and customized technology solutions in the energy, transportation and industrial markets. Its stock rose through much of the Reporting Period, highlighted by a strong earnings announcement in February 2019, in which its earnings per share were higher than market estimates, its free cash conversion was solid, and the company announced additional share buybacks. At the end of the Reporting Period, we remained positive on the company, as we felt the industry was in a solid up-cycle with strong operating momentum. We were also positive on ITT’s management team and felt it was effectively implementing the company’s plans to drive growth.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in Marathon Petroleum, Evergy and Worldpay.

Nearly all of crude oil refining company Marathon Petroleum’s stock price decline came in May 2019. Early in the month, the company reported quarterly results that missed on earnings per share market expectations, driven primarily by weakness in refining and retail margins. On the positive side, Marathon Petroleum continued to buy back shares and also reported strong operating cash flow and capital expenditures. Despite the mixed reports, we remained positive on the company at the end of the Reporting Period and felt its acquisition of fellow petroleum refiner Andeavor seemed to be going well and on track to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business and on the company management’s ability to achieve synergy targets and focus on returning capital to shareholders. We maintained our belief that Marathon Petroleum is a high quality company with what we consider to be a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Utility company Evergy disappointed on its fourth quarter 2018 earnings and on lowering its longer-term growth outlook, which caused a dramatic share price decline on the day of its results announcement. We lost confidence in its management’s ability to appropriately plan and execute that plan and thus decided to exit the position, as we think Evergy’s growth rate may materially lag its peers in the medium term.

Worldpay is a payment processing technology and solutions company. The Fund did not hold a position in Worldpay at the start of 2019, but it was a constituent of the Russell Index when it was acquired by Fidelity Information Services, driving appreciation of its stock price and thus detracting from the Fund’s performance relative to the Russell Index. Following the announcement of the acquisition, we added Worldpay to the Fund’s portfolio given the lower leverage on Fidelity Information Services’ balance sheet and access to a wide geographic footprint that could provide, in our view, an opportunity for growth ahead.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives.

Did the Fund make any significant purchases or sales during the Reporting Period?

In addition to those purchases already mentioned, we initiated a Fund position in AMETEK, a manufacturer of electronic instruments and electromechanical devices. We are confident in its management team’s ability to execute and deliver compounding returns to its shareholders, evidenced by its commitment to share buybacks and what we saw as effective acquisitions. Additionally, we believe the company’s diverse set of businesses provide a defensive aspect that has historically enabled it to perform well amid volatile market conditions.

We established a Fund position in Ameren. The company operates as a public utility holding company that provides electric and natural gas services in Missouri and Illinois. We are positive on Ameren given what we see as its strong growth profile and attractive dividend yield. Furthermore, we believe regulation changes in Missouri during the last year or so may help drive more investment in the state and consequently lead to higher rate base growth. Further, we believe Ameren’s management team is well respected and has executed well over the years.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Signature Bank. The company reported weak results in mid-April 2019, including a decline in net interest margin and missing consensus expectations on earnings per share. Given the optimism heading into its report that Signature Bank would be well positioned to better weather the lower interest rate environment relative to its peers, we decided to sell the position and allocate capital to companies we saw as having better prospects of sound execution.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and communication services increased and its exposure to financials and information technology decreased compared to the Russell Index.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2019, the Fund had an overweighted position relative to the Russell Index in materials. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials financials, utilities and real estate and was rather neutrally weighted to the Russell Index in consumer staples, communication services, health care, energy, consumer discretionary, and information technology.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

Following a strong start for the U.S. equity markets during the first half of 2019, we continued to view U.S. equities as the most favorable asset class at the end of the Reporting Period, offering what we saw as reasonable valuations relative to solid macroeconomic and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the U.S. equity markets rebounded with the strongest first half of a calendar year since 1997 despite geopolitical tensions and trade relations oscillating between positive and negative developments. U.S. equities were buoyed by declining 10-year U.S.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Treasury rates, as investors expected potential interest rate cuts, a dramatic shift from the Fed’s actions at this point in 2018. While we were encouraged by the strong start to 2019, we also expected to see more signals of an aging economic cycle moving forward, which may be challenging to navigate and require even more selectivity by stock pickers. Yet without clearer indications of deteriorating fundamentals, we believed it too early to position for a downturn in global economic growth or corporate earnings.

That said, at the end of the Reporting Period, we expected choppier conditions for the remainder of 2019. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the evolving landscape. Still, our investment philosophy does not and will not change based on short-term fluctuations in markets. We intend to maintain our focus on high quality companies with what we consider to be strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set the Fund up to perform well amidst heightened volatility.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on undervalued companies that we believe have comparatively greater control of their own destiny, such as innovators with differentiated products, companies with low cost structures or companies that have been investing in their own businesses and may be poised to gain market share.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Index Definitions

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

FUND BASICS

Mid Cap Value Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	7.58%	5.26%	12.61%	8.55%	5/01/98
Service	7.38	5.01	12.33	6.89	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.84%	0.85%
Service	1.09	1.10

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business
Xcel Energy, Inc.	2.1%	Utilities
Sempra Energy	2.0	Utilities
L3 Technologies, Inc.	2.0	Capital Goods
Zimmer Biomet Holdings, Inc.	1.9	Health Care Equipment & Services
M&T Bank Corp.	1.9	Banks
ITT, Inc.	1.6	Capital Goods
Ventas, Inc. (REIT)	1.6	Real Estate
Cooper Cos., Inc. (The)	1.6	Health Care Equipment & Services
Stanley Black & Decker, Inc.	1.6	Capital Goods
CMS Energy Corp.	1.6	Utilities

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Automobiles & Components – 0.8%
47,130	Aptiv plc	$3,809,518

Banks – 6.5%
164,392	Citizens Financial Group, Inc.	5,812,901
43,515	Comerica, Inc.	3,160,930
44,871	First Republic Bank	4,381,653
55,148	M&T Bank Corp.	9,379,020
100,464	SunTrust Banks, Inc.	6,314,163
105,715	Synovus Financial Corp.	3,700,025

		32,748,692

Capital Goods – 9.4%
42,739	AMETEK, Inc.	3,882,411
32,535	Carlisle Cos., Inc.	4,568,239
69,979	Flowserve Corp.	3,687,194
50,046	Fortive Corp.	4,079,750
20,905	Ingersoll-Rand plc	2,648,036
126,269	ITT, Inc.	8,268,094
40,243	L3 Technologies, Inc.	9,866,376
15,403	Rockwell Automation, Inc.	2,523,474
54,733	Stanley Black & Decker, Inc.	7,914,939

		47,438,513

Consumer Durables & Apparel – 1.8%
36,528	Capri Holdings Ltd.*	1,266,791
101,346	DR Horton, Inc.	4,371,053
36,957	PVH Corp.	3,497,610

		9,135,454

Consumer Services – 3.2%
170,007	MGM Resorts International	4,857,100
49,448	Restaurant Brands International, Inc.	3,438,614
53,524	Royal Caribbean Cruises Ltd.	6,487,644
12,449	Wynn Resorts Ltd.	1,543,551

		16,326,909

Diversified Financials – 3.7%
29,604	Cboe Global Markets, Inc.	3,067,862
25,646	Evercore, Inc. Class A	2,271,466
42,963	Northern Trust Corp.	3,866,670
46,721	Raymond James Financial, Inc.	3,950,261
116,658	Starwood Property Trust, Inc. (REIT)	2,650,470
28,280	T. Rowe Price Group, Inc.	3,102,599

		18,909,328

Energy – 5.2%
95,018	Cheniere Energy, Inc.*	6,503,982
45,333	Concho Resources, Inc.	4,677,459
58,139	Diamondback Energy, Inc.	6,335,407
34,840	Hess Corp.	2,214,779
67,111	Marathon Petroleum Corp.	3,750,163
157,835	Parsley Energy, Inc. Class A*	3,000,443

		26,482,233

Common Stocks – (continued)
Food & Staples Retailing – 1.6%
79,843	Grocery Outlet Holding Corp.*	2,625,238
157,293	US Foods Holding Corp.*	5,624,797

		8,250,035

Food, Beverage & Tobacco – 3.8%
42,045	Bunge Ltd.	2,342,327
71,744	Coca-Cola European Partners plc	4,053,536
112,244	Conagra Brands, Inc.	2,976,711
13,516	Constellation Brands, Inc. Class A	2,661,841
57,069	Lamb Weston Holdings, Inc.	3,615,892
159,794	Nomad Foods Ltd.*	3,413,200

		19,063,507

Health Care Equipment & Services – 5.5%
138,298	Change Healthcare, Inc.*	2,019,151
24,118	Cooper Cos., Inc. (The)	8,125,113
43,033	DENTSPLY SIRONA, Inc.	2,511,406
29,883	Laboratory Corp. of America Holdings*	5,166,771
83,584	Zimmer Biomet Holdings, Inc.	9,841,180

		27,663,621

Insurance – 7.1%
30,070	American Financial Group, Inc.	3,081,273
116,589	Arch Capital Group Ltd.*	4,323,120
15,947	Hanover Insurance Group, Inc. (The)	2,046,000
90,939	Hartford Financial Services Group, Inc. (The)	5,067,121
51,913	Lincoln National Corp.	3,345,793
4,395	Markel Corp.*	4,788,792
23,195	Reinsurance Group of America, Inc.	3,619,116
40,025	Torchmark Corp.	3,580,636
30,572	Willis Towers Watson plc	5,855,761

		35,707,612

Materials – 6.9%
40,810	Ball Corp.	2,856,292
59,787	Celanese Corp.	6,445,039
120,270	Corteva, Inc.*	3,556,384
323,153	Freeport-McMoRan, Inc.	3,751,806
28,943	Martin Marietta Materials, Inc.	6,660,074
83,665	Newmont Goldcorp Corp.	3,218,593
43,045	Packaging Corp. of America	4,103,049
57,304	WR Grace & Co.	4,361,407

		34,952,644

Media & Entertainment – 2.6%
169,506	Fox Corp. Class A	6,210,700
103,636	Liberty Media Corp-Liberty SiriusXM Class A*	3,918,477
47,614	Live Nation Entertainment, Inc.*	3,154,427

		13,283,604

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 2.5%
79,429	Agilent Technologies, Inc.	$5,930,963
116,143	Alder Biopharmaceuticals, Inc.*	1,367,003
26,713	BioMarin Pharmaceutical, Inc.*	2,287,969
87,381	Elanco Animal Health, Inc.*	2,953,478

		12,539,413

Real Estate – 13.2%
46,652	Alexandria Real Estate Equities, Inc. (REIT)	6,582,131
38,299	AvalonBay Communities, Inc. (REIT)	7,781,591
34,982	Boston Properties, Inc. (REIT)	4,512,678
59,937	Camden Property Trust (REIT)	6,256,823
137,673	Cushman & Wakefield plc*	2,461,593
61,363	CyrusOne, Inc. (REIT)	3,541,872
46,921	Equity LifeStyle Properties, Inc. (REIT)	5,693,394
18,668	Essex Property Trust, Inc. (REIT)	5,449,749
23,280	Extra Space Storage, Inc. (REIT)	2,470,008
90,553	HCP, Inc. (REIT)	2,895,885
77,275	Hudson Pacific Properties, Inc. (REIT)	2,570,939
39,816	Prologis, Inc. (REIT)	3,189,262
31,444	Ryman Hospitality Properties, Inc. (REIT)	2,549,794
11,100	SBA Communications Corp. (REIT)*	2,495,724
119,565	Ventas, Inc. (REIT)	8,172,268

		66,623,711

Retailing – 2.9%
25,237	Advance Auto Parts, Inc.	3,890,031
13,011	Burlington Stores, Inc.*	2,213,822
35,462	Dollar General Corp.	4,793,044
30,034	Expedia Group, Inc.	3,995,423

		14,892,320

Semiconductors & Semiconductor Equipment – 2.7%
46,327	Advanced Micro Devices, Inc.*	1,406,951
20,468	Analog Devices, Inc.	2,310,223
315,821	Marvell Technology Group Ltd.	7,538,647
26,369	NXP Semiconductors NV	2,573,878

		13,829,699

Software & Services – 3.7%
14,791	Alliance Data Systems Corp.	2,072,663
39,609	Citrix Systems, Inc.	3,887,227
57,796	Fidelity National Information Services, Inc.	7,090,413
45,555	GoDaddy, Inc. Class A*	3,195,683
25,309	PTC, Inc.*	2,271,736

		18,517,722

Technology Hardware & Equipment – 2.6%
18,330	F5 Networks, Inc.*	2,669,398
60,281	National Instruments Corp.	2,531,199
386,139	Viavi Solutions, Inc.*	5,131,787
59,150	Western Digital Corp.	2,812,583

		13,144,967

Common Stocks – (continued)
Telecommunication Services – 0.4%
190,454	CenturyLink, Inc.	2,239,739

Transportation – 1.4%
165,402	JetBlue Airways Corp.*	3,058,283
28,237	Old Dominion Freight Line, Inc.	4,214,655

		7,272,938

Utilities – 10.7%
79,002	Ameren Corp.	5,933,840
47,448	American Water Works Co., Inc.	5,503,968
58,087	Atmos Energy Corp.	6,131,664
135,967	CMS Energy Corp.	7,873,849
55,081	PG&E Corp.*	1,262,456
113,578	Public Service Enterprise Group, Inc.	6,680,658
73,972	Sempra Energy	10,166,712
178,934	Xcel Energy, Inc.	10,644,784

		54,197,931

TOTAL COMMON STOCKS
(Cost $432,622,365)		$497,030,110

Master Limited Partnership – 0.9%
Energy – 0.9%
145,024	Viper Energy Partners LP	$4,469,640
(Cost $4,714,627)

Shares	Dividend Rate	Value

Investment Company(a) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
4,120,785	2.308%	$4,120,785
(Cost $4,120,785)

TOTAL INVESTMENTS – 99.9%
(Cost $441,457,777)		$505,620,535

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		252,961

NET ASSETS – 100.0%		$505,873,496

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $437,336,992)	$501,499,750
Investments in affiliated issuers, at value (cost $4,120,785)	4,120,785
Cash	733,451
Receivables:
Investments sold	32,919,152
Dividends	858,347
Securities lending income	10,704
Reimbursement from investment adviser	7,080
Other assets	1,120

Total assets	540,150,389

Liabilities:
Payables:
Investments purchased	32,510,286
Fund shares redeemed	1,282,047
Management fees	316,710
Distribution and Service fees and Transfer Agency fees	43,326
Accrued expenses	124,524

Total liabilities	34,276,893

Net Assets:
Paid-in capital	433,705,221
Total distributable earnings (loss)	72,168,275

NET ASSETS	$505,873,496
Net Assets:
Institutional	$332,271,544
Service	173,601,952

Total Net Assets	$505,873,496
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	21,354,579
Service	11,068,795
Net asset value, offering and redemption price per share:
Institutional	$15.56
Service	15.68

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $14,719)	$4,119,544
Dividends — affiliated issuers	97,488
Securities lending income — unaffiliated issuer	25,021

Total investment income	4,242,053

Expenses:
Management fees	1,801,730
Distribution and Service fees — Service Shares	175,922
Printing and mailing costs	72,313
Transfer Agency fees(a)	46,794
Custody, accounting and administrative services	45,042
Professional fees	44,770
Trustee fees	8,343
Registration fees	620
Other	10,254

Total expenses	2,205,788

Less — expense reductions	(63,825)

Net expenses	2,141,963

NET INVESTMENT INCOME	2,100,090

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	13,098,580
Net change in unrealized gain on investments — unaffiliated issuers	65,743,511

Net realized and unrealized gain	78,842,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,942,181

(a) Institutional and Service Shares incurred Transfer Agency fees of $32,722 and $14,072, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$2,100,090	$3,835,266
Net realized gain	13,098,580	46,703,975
Net change in unrealized gain (loss)	65,743,511	(100,296,769)

Net increase (decrease) in net assets resulting from operations	80,942,181	(49,757,528)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(45,878,403)
Service Shares	—	(11,008,040)

Total distributions to shareholders	—	(56,886,443)

From share transactions:
Proceeds from sales of shares	91,396,334	33,413,557
Proceeds paid in connection with in-kind transactions	—	(93,560,594)
Reinvestment of distributions	—	56,886,443
Cost of shares redeemed	(43,356,478)	(283,084,971)

Net increase (decrease) in net assets resulting from share transactions	48,039,856	(286,345,565)

TOTAL INCREASE (DECREASE)	128,982,037	(392,989,536)

Net Assets:

Beginning of period	376,891,459	769,880,995

End of period	$505,873,496	$376,891,459

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$12.89		$16.93	$16.23	$14.49	$17.43	$18.64

Net investment income(a)	0.07		0.13	0.12	0.16	0.13	0.12

Net realized and unrealized gain (loss)	2.60		(1.86)	1.68	1.80	(1.75)	2.31

Total from investment operations	2.67		(1.73)	1.80	1.96	(1.62)	2.43

Distributions to shareholders from net investment income	—		(0.23)	(0.13)	(0.21)	(0.07)	(0.21)

Distributions to shareholders from net realized gains	—		(2.08)	(0.97)	(0.01)	(1.25)	(3.43)

Total distributions	—		(2.31)	(1.10)	(0.22)	(1.32)	(3.64)

Net asset value, end of period	$15.56		$12.89	$16.93	$16.23	$14.49	$17.43

Total return(b)	20.71%		(10.46)%	11.07%	13.49%	(9.24)%	13.57%

Net assets, end of period (in 000s)	$332,272		$300,056	$388,709	$437,085	$535,459	$692,068

Ratio of net expenses to average net assets	0.84	%(c)	0.84%	0.84%	0.84%	0.84%	0.83%

Ratio of total expenses to average net assets	0.87	%(c)	0.86%	0.87%	0.87%	0.87%	0.87%

Ratio of net investment income to average net assets	0.93	%(c)	0.75%	0.71%	1.08%	0.74%	0.62%

Portfolio turnover rate(d)	56%		109%	134%	149%	94%	88%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$13.01		$16.95	$16.25	$14.51	$17.45	$18.66

Net investment income(a)	0.06		0.07	0.08	0.12	0.08	0.07

Net realized and unrealized gain (loss)	2.61		(1.84)	1.68	1.81	(1.75)	2.31

Total from investment operations	2.67		(1.77)	1.76	1.93	(1.67)	2.38

Distributions to shareholders from net investment income	—		(0.09)	(0.09)	(0.18)	(0.02)	(0.16)

Distributions to shareholders from net realized gains	—		(2.08)	(0.97)	(0.01)	(1.25)	(3.43)

Total distributions	—		(2.17)	(1.06)	(0.19)	(1.27)	(3.59)

Net asset value, end of period	$15.68		$13.01	$16.95	$16.25	$14.51	$17.45

Total return(b)	20.60%		(10.70)%	10.85%	13.24%	(9.52)%	13.29%

Net assets, end of period (in 000s)	$173,602		$76,835	$381,172	$371,366	$265,545	$362,501

Ratio of net expenses to average net assets	1.09	%(c)	1.09%	1.09%	1.09%	1.09%	1.08%

Ratio of total expenses to average net assets	1.12	%(c)	1.11%	1.12%	1.12%	1.12%	1.12%

Ratio of net investment income to average net assets	0.82	%(c)	0.42%	0.47%	0.78%	0.48%	0.38%

Portfolio turnover rate(d)	56%		109%	134%	149%	94%	88%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class  Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  In-Kind Transactions — The Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations. As of June 30, 2019, there was no commission recaptured for the Fund.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,040,614	$—	$—
North America	486,989,496	—	—
Investment Company	4,120,785	—	—
Master Limited Partnership	4,469,640	—	—

Total	$505,620,535	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.77%	0.69%	0.66%	0.65%	0.77%	0.77%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $6,673 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.054%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$6,673	$2,284	$54,868	$63,825

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2019, Goldman Sachs earned $321 in brokerage commissions from portfolio transactions.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company

$1,868,218	$129,643,152	$(127,390,585)	$4,120,785	4,120,785	$97,488

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $309,291,484 and $255,402,064 respectively.

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

6.    SECURITIES LENDING (continued)

was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2019.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Market Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Market Value June 30, 2019

$—	$2,718,516	$(2,718,516)	$—

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Post October Loss Deferral/Deferred Dividend)	$(3,247,996)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$445,891,876
Gross unrealized gain	69,720,166
Gross unrealized loss	(9,991,507)
Net unrealized gain	$59,728,659

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8.    OTHER RISKS (continued)

transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	276,038	$4,000,616	447,011	$7,502,741
Reinvestment of distributions	—	—	3,486,201	45,878,403
Shares redeemed	(2,192,680)	(32,513,822)	(3,628,101)	(61,276,824)
	(1,916,642)	(28,513,206)	305,111	(7,895,680)
Service Shares
Shares sold	5,909,073	87,395,718	1,545,842	25,910,816
Reinvestment of distributions	—	—	828,918	11,008,040
Shares redeemed	(744,893)	(10,842,656)	(13,353,565)	(221,808,147)
Shares redeemed in connection with in-kind transactions	—	—	(5,605,787)	(93,560,594)
	5,164,180	76,553,062	(16,584,592)	(278,449,885)

NET INCREASE (DECREASE)	3,247,538	$48,039,856	(16,279,481)	$(286,345,565)

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,207.10		$4.60
Hypothetical 5% return	1,000	1,020.63	+	4.21
Service

Actual	1,000	1,206.00		5.96
Hypothetical 5% return	1,000	1,019.39	+	5.46

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.84% and 1.09% for Institutional and Service Shares, respectively.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;

(c) information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d) the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

(e) fee and expense information for the Fund, including:

(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

(i) whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of its peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2019. They also noted that the Fund had experienced certain portfolio management changes in 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.77%

Next $3 billion	0.69

Next $3 billion	0.66

Over $8 billion	0.65

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

27

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund.

© 2019 Goldman Sachs. All rights reserved.

VITMCVSAR-19/175370-OTU-1025569

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s Institutional Shares’ standardized 7-day current yield was 2.27% and their standardized 7-day effective yield was 2.30% as of June 30, 2019. The Institutional Shares’ one-month simple average yield was 2.29% as of June 30, 2019. The Institutional Shares’ 7-day distribution yield as of June 30, 2019 was 2.31%.

The Fund’s Service Shares’ standardized 7-day current yield was 2.02% and their standardized 7-day effective yield was 2.04% as of June 30, 2019. The Service Shares’ one-month simple average yield was 2.04% as of June 30, 2019. The Service Shares’ 7-day distribution yield as of June 30, 2019 was 2.06%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein money market yields rose. In a rather significant shift from their stance in 2018, both the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”) kept their respective monetary policies unchanged during the Reporting Period and adopted an increasingly dovish bias as the months progressed in an effort to maintain financial stability following the heightened market volatility of the fourth quarter of 2018. (Dovish tends to imply lower interest rates; opposite of hawkish.) For example, in January 2019, the Fed left its monetary policy unchanged and also eliminated language about “further gradual increases in rates,” cementing investor expectations for a near-term pause in rate hikes. Fed Chair Jerome Powell emphasized that the U.S. central bank would be largely guided by inflation indicators as well as by the global economic growth backdrop and the potential for financial market volatility. In March 2019, the Fed paused its near-term fed funds rate increases, announcing it expected no rate increases during 2019 and only one in 2020. In the subsequent months of the Reporting Period, the release of minutes from the Fed’s meetings confirmed policymakers’ dovish tilt. At the Fed’s June 2019 meeting, the median projected hiking path in the U.S. declined, with eight Fed participants projecting interest rate cuts in 2019.

Similarly, the ECB extended its forward guidance, noting that its interest rates would remain unchanged through 2019. In June 2019, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing in the Euro area, as concerns around the global economic growth outlook lingered. Other developed markets’ central banks also turned dovish.

Other significant events that influenced the money markets during the Reporting Period included the continuation of the Fed’s balance sheet normalization as well as corporate tax reform and the regulatory backdrop. (Balance sheet normalization refers to the steps the Fed is taking to reverse quantitative easing and removed the substantial monetary accommodation it has provided to the economy since the financial crisis began in 2007.) The Fed said it expected to slow its balance sheet runoff plan beginning in May 2019 and stop it completely by September 2019. Further, the management teams of multinational corporations faced increased pressure to make decisions regarding cash investments due to a one-time repatriation tax and considerations of excess cash returning to the U.S. It appeared that many investors began looking at cash flow management practices, investment policies and new investment options, including various money market mutual funds.

During the Reporting Period overall, the money market yield curve, or spectrum of maturities, flattened, meaning yields on shorter-term maturities rose more than those on longer-term maturities. However, the money market yield curve actually inverted toward

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

the end of the Reporting Period — meaning yields on shorter-term maturities were higher than those on longer-term maturities, as the market priced in an increasingly dovish Fed.

What key factors were responsible for the Fund’s performance during the Reporting Period?

While the targeted federal funds rate remained steady at a range of 2.25% to 2.50%, the Fund’s yields rose during the Reporting Period due primarily to the economic and market factors discussed above. As the money market yield curve flattened and then inverted, there remained little difference in yields between maturities. The Fund remained highly liquid throughout.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period, as we sought to take advantage of anticipated interest rate movements throughout. It should be noted that regardless of interest rate conditions, we aim to manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2018, the Fund’s weighted average maturity was 45 days. During the first quarter of 2019, we targeted a weighted average maturity for the Fund in a 22 to 31 day range. During the second quarter of 2019, we maintained a weighted average maturity for the Fund in a 19 to 28 day range, moving down to a weighted average maturity of 19 days by the end of June 2019.

Throughout the Reporting Period, we focused on U.S. government agency securities, U.S. government repurchase agreements and U.S. Treasuries when and where we saw what we considered to be attractive opportunities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

How did you manage the Fund’s weighted average life during the Reporting Period?

During the Reporting Period, we managed the weighted average life of the Fund below 120 days. The weighted average life of the Fund was 84 days as of June 30, 2019. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in U.S. government agency securities, U.S. government repurchase agreements, U.S. Treasury securities and U.S. Treasury repurchase agreements during the Reporting Period.

Throughout, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted and to mitigate potential credit risk by buying high quality, creditworthy names, strategies which added to the Fund’s performance during the Reporting Period.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

As indicated earlier, we made adjustments to the Fund’s weighted average maturity and to specific security type composition allocations based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements. That said, there were no significant changes in the Fund’s investment exposures during the Reporting Period.

What is the Fund’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we expected the Fed to deliver what might be considered “insurance interest rate cuts” during the second half of 2019 due to slowing economic growth against a backdrop of subdued inflation and elevated policy and political uncertainty. Similarly, we saw heightened prospects for monetary policy easing by the ECB.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Looking ahead, our strategy continues to be flexibly guided by shifting market conditions, positioning the Fund to seek to take advantage of anticipated interest rate movements. More specifically, at the end of the Reporting Period, we intended to adjust duration guided by the context of market pricing in relation to our own expectations. As always, we intend to continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

3

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 25.9%
Federal Farm Credit Bank (1 Mo. LIBOR + 0.01%)
$1,800,000	2.412	%(a)	06/29/20	$1,800,000
Federal Farm Credit Bank (3 Mo. LIBOR – 0.14%)
1,700,000	2.179	(a)	09/30/19	1,699,979
Federal Farm Credit Bank (3 Mo. LIBOR – 0.26%)
250,000	2.324	(a)	07/10/19	250,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.07%)(a)
1,300,000	2.161		11/20/19	1,299,985
650,000	2.161		11/29/19	650,000
650,000	2.166		02/18/20	650,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.08%)(a)
800,000	2.171		10/18/19	799,993
650,000	2.171		12/26/19	649,987
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.09%)
800,000	2.181	(a)	07/05/19	800,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.13%)
100,000	2.226	(a)	11/12/20	100,013
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.15%)
200,000	2.241	(a)	04/23/21	200,000
Federal Farm Credit Bank (FEDL01 + 0.11%)
800,000	2.490	(a)	08/13/20	799,911
Federal Farm Credit Bank (FEDL01 + 0.12%)
1,900,000	2.500	(a)	04/23/21	1,900,000
Federal Farm Credit Bank (Prime Rate – 2.88%)
1,000,000	2.620	(a)	05/07/20	999,932
Federal Farm Credit Bank (Prime Rate – 2.90%)
600,000	2.600	(a)	01/30/20	600,000
Federal Farm Credit Bank (Prime Rate – 2.93%)
1,200,000	2.570	(a)	11/06/20	1,200,000
Federal Farm Credit Bank (Prime Rate – 2.94%)
1,500,000	2.565	(a)	10/30/20	1,500,000
Federal Farm Credit Bank (Prime Rate – 2.95%)(a)
100,000	2.550		04/30/20	100,000
2,700,000	2.550		03/15/21	2,700,000
Federal Farm Credit Bank (Prime Rate – 2.96%)(a)
200,000	2.540		03/13/20	199,895
2,200,000	2.540		03/29/21	2,200,000
Federal Farm Credit Bank (Prime Rate – 2.97%)
1,700,000	2.535	(a)	04/08/21	1,700,000
Federal Farm Credit Bank (Prime Rate – 2.98%)(a)
300,000	2.520		11/12/20	299,797
1,300,000	2.525		02/26/21	1,300,000
Federal Farm Credit Bank (Prime Rate – 3.08%)
1,600,000	2.420	(a)	07/17/19	1,599,993
Federal Farm Credit Bank (SOFR + 0.12%)
800,000	2.540	(a)	03/18/21	800,000
Federal Home Loan Bank
4,600,000	2.495		05/28/20	4,600,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.02%)(a)
9,300,000	2.384		12/27/19	9,300,000
3,100,000	2.399		01/07/20	3,100,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.03%)(a)
10,000,000	2.382		01/10/20	10,000,000
4,100,000	2.353		01/21/20	4,100,000

U.S. Government Agency Obligations – (continued)
Federal Home Loan Bank (1 Mo. LIBOR – 0.04%)(a)
6,000,000	2.342%		10/18/19	6,000,000
4,000,000	2.364		10/25/19	4,000,000
Federal Home Loan Bank (1 Mo. LIBOR – 0.05%)(a)
6,000,000	2.369		10/07/19	6,000,000
5,200,000	2.349		10/15/19	5,200,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.07%)
6,500,000	2.522	(a)	04/01/21	6,500,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.08%)
3,300,000	2.344	(a)	03/19/21	3,300,000
Federal Home Loan Bank (3 Mo. LIBOR – 0.16%)
3,800,000	2.405	(a)	08/04/20	3,800,000
Federal Home Loan Bank (3 Mo. U.S. T-Bill + 0.07%)
10,700,000	2.201	(a)	01/30/20	10,700,938
Federal Home Loan Bank (Prime Rate – 2.94%)
800,000	2.560	(a)	02/26/21	800,000
Federal Home Loan Bank (SOFR + 0.03%)
7,400,000	2.450	(a)	10/09/19	7,400,000
Federal Home Loan Bank Discount Notes
5,000,000	2.461		08/12/19	4,985,942
7,300,000	2.417		08/14/19	7,278,854
3,300,000	2.426		08/14/19	3,290,409
200,000	2.457		08/15/19	199,399
5,000,000	2.463		08/19/19	4,983,599
6,900,000	2.430		08/23/19	6,875,518
5,500,000	2.464		08/26/19	5,479,381
2,000,000	2.465		09/03/19	1,991,431
3,200,000	2.427		09/10/19	3,185,011
3,100,000	2.427		09/12/19	3,085,070
1,200,000	2.474		09/27/19	1,192,931
600,000	2.482		09/27/19	596,454
3,600,000	2.145		10/31/19	3,574,380
3,100,000	2.495		05/20/20	3,100,000
Federal National Mortgage Association (SOFR + 0.12%)
6,000,000	2.540	(a)	07/30/19	6,000,000
Federal National Mortgage Association (SOFR + 0.16%)
750,000	2.580	(a)	01/30/20	750,000
Overseas Private Investment Corp. (3 Mo. U.S. T-Bill + 0.00%)
5,219,830	2.350	(a)	07/07/19	5,219,829

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$173,388,631

U.S. Treasury Obligations – 13.2%
United States Treasury Bills
$13,300,000	2.442%		11/07/19	$13,186,573
100,000	2.401		11/21/19	99,071
100,000	2.051		11/29/19	99,159
700,000	2.187		11/29/19	693,731
11,100,000	2.313		12/05/19	10,990,839
3,800,000	2.183		12/19/19	3,761,554
100,000	2.077		12/26/19	98,998
3,000,000	2.080		12/26/19	2,969,888
900,000	2.100		12/26/19	890,878

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
$8,800,000	2.139%		07/31/20	$8,799,301
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
15,000,000	2.141		10/31/20	15,000,199
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.12%)
8,800,000	2.211		01/31/21	8,790,964
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.14%)
13,675,000	2.235		04/30/21	13,657,268
United States Treasury Notes
900,000	3.625		02/15/20	906,939
500,000	1.375		02/29/20	496,786
1,100,000	1.375		03/31/20	1,092,254
900,000	2.250		03/31/20	899,396
1,100,000	1.500		04/15/20	1,093,146
1,200,000	2.375		04/30/20	1,200,815
3,300,000	3.500		05/15/20	3,334,925

TOTAL U.S. TREASURY OBLIGATIONS				$88,062,684

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$261,451,315

Repurchase Agreements(b) – 82.6%
BNP Paribas
$5,000,000	2.480	%(c)	07/07/19	$5,000,000
Maturity Value: $5,062,000
Settlement Date: 02/27/19

Collateralized by a U.S. Treasury Bond, 2.250%, due 08/15/46, a
U.S. Treasury Floating Rate Note, 2.144%, due 10/31/19, U.S.
Treasury Inflation-Indexed Notes, 0.125%, due 04/15/20 to
04/15/21, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 05/15/22 to 02/15/49 and U.S. Treasury Notes,
0.750% to 1.500%, due 08/15/19 to 07/15/20. The aggregate
market value of the collateral, including accrued interest, was
$5,100,023.

10,000,000	2.490	(c)	07/07/19	10,000,000
Maturity Value: $10,125,192
Settlement Date: 03/22/19

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
7.500%, due 10/01/20 to 06/01/47, Federal National Mortgage
Association, 3.500% to 6.000%, due 11/01/30 to 06/01/51,
Government National Mortgage Association, 3.500% to
6.000%, due 02/15/37 to 06/20/49, a U.S. Treasury Bill,
0.000%, due 07/18/19, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 02/15/44 to 05/15/44 and a U.S.
Treasury Note, 2.375%, due 02/29/24. The aggregate market
value of the collateral, including accrued interest, was
$10,275,407.

Repurchase Agreements(b) – (continued)
BNP Paribas – (continued)
$5,000,000	2.500	%(c)	07/07/19	$5,000,000
Maturity Value: $5,062,500
Settlement Date: 02/27/19

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to
5.500%, due 06/01/33 to 04/01/49, Federal National Mortgage
Association, 4.000% to 5.000%, due 10/01/40 to 02/01/49,
Government National Mortgage Association, 3.500% to
6.500%, due 04/20/36 to 11/20/48, a U.S. Treasury Bond,
8.125%, due 08/15/19 and U.S. Treasury Notes, 1.500% to
2.125%, due 07/15/20 to 03/31/24. The aggregate market value of the collateral, including accrued interest, was $5,118,499.

Joint Repurchase Agreement Account III
514,700,000	2.506		07/01/19	514,700,000
Maturity Value: $514,807,475

Royal Bank of Canada-New York Branch
5,000,000	2.440	(c)	07/07/19	5,000,000
Maturity Value: $5,030,500
Settlement Date: 04/10/19

Collateralized by Federal Home Loan Mortgage Corp., 3.500%,
due 01/01/44 to 03/01/49, Federal National Mortgage
Association, 3.500% to 4.500%, due 05/01/43 to 04/01/49 and
Government National Mortgage Association, 5.000%, due
07/20/48. The aggregate market value of the collateral,
including accrued interest, was $5,100,002.

5,000,000	2.450	(c)	07/07/19	5,000,000
Maturity Value: $5,031,306
Settlement Date: 05/01/19

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.000%, due 01/01/44 to 04/01/49, Federal National Mortgage
Association, 3.000% to 4.500%, due 11/01/32 to 04/01/49 and
Government National Mortgage Association, 4.000%, due
10/20/44. The aggregate market value of the collateral,
including accrued interest, was $5,099,999.

8,000,000	2.450	(c)	07/07/19	8,000,000
Maturity Value: $8,051,722
Settlement Date: 04/04/19

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to
4.500%, due 01/01/44 to 04/01/49 and Federal National
Mortgage Association, 3.500% to 4.500%, due 02/01/41 to
04/01/49. The aggregate market value of the collateral,
including accrued interest, was $8,160,002.

TOTAL REPURCHASE AGREEMENTS				$552,700,000

TOTAL INVESTMENTS – 121.7%				$814,151,315

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.7)%				(145,406,545)

NET ASSETS – 100.0%				$668,744,770

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2019.

(b)	Unless noted, all repurchase agreements were entered into on June 30, 2019. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(c)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
LIBOR	—London Interbank Offered Rates
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2019, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 1, 2019, as follows:

Principal Amount	Maturity Value	Collateral Value
$514,700,000	$514,807,475	$530,022,489

REPURCHASE AGREEMENTS — At June 30, 2019, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	2.520%	$55,858,915
Bank of America, N.A.	2.500	39,899,225
Bank of Nova Scotia (The)	2.520	191,516,279
BOFA Securities, Inc.	2.500	135,657,364
Wells Fargo Securities, LLC.	2.520	91,768,217

TOTAL		$514,700,000

At June 30, 2019, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 7.000%	11/01/20 to 07/01/49
Federal National Mortgage Association	2.500 to 6.500	02/01/21 to 07/01/49
Government National Mortgage Association	3.000 to 4.000	06/20/44 to 05/20/45
U.S. Treasury Note	2.250 to 2.875	03/31/21 to 05/15/28

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments based on amortized cost	$261,451,315
Repurchase agreements based on amortized cost	552,700,000
Cash	46,784
Receivables:
Investment securities sold	4,040,618
Interest	947,800
Fund shares sold	183,106
Reimbursement from investment adviser	14,585
Other assets	2,100

Total assets	819,386,308

Liabilities:
Payables:
Fund shares redeemed	150,357,672
Management fees	89,150
Distribution and Service fees and Transfer Agency fees	84,033
Accrued expenses	110,683

Total liabilities	150,641,538

Net Assets:
Paid-in capital	668,715,589
Total distributable earnings (loss)	29,181

NET ASSETS	$668,744,770

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$312,317,985
Service Shares	356,426,785

Total Net Assets	$668,744,770
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional Shares	312,295,748
Service Shares	356,419,822

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:

Interest	$8,782,042

Expenses:
Management fees	566,979
Distribution and Service fees — Service Shares	438,789
Transfer Agency fees(a)	70,872
Professional fees	43,219
Printing and mailing costs	33,757
Custody, accounting and administrative services	28,308
Trustee fees	8,646
Other	2,932

Total expenses	1,193,502

Less — expense reductions	(104,749)

Net expenses	1,088,753

NET INVESTMENT INCOME	7,693,289

NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	110,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,803,736

(a) Institutional and Service Shares incurred Transfer Agency fees of $35,769 and $35,103, respectively.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$7,693,289	$10,023,268
Net realized gain (loss) from investment transactions	110,447	(46,644)

Net increase in net assets resulting from operations	7,803,736	9,976,624

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(4,136,095)	(4,862,159)
Service Shares	(3,623,045)	(5,123,116)

Total distributions to shareholders	(7,759,140)	(9,985,275)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	450,001,970	791,066,132
Reinvestment of distributions	7,759,140	9,982,588
Cost of shares redeemed	(569,160,398)	(677,694,987)

Net increase (decrease) in net assets resulting from share transactions	(111,399,288)	123,353,733

TOTAL INCREASE (DECREASE)	(111,354,692)	123,345,082

Net assets:

Beginning of period	780,099,462	656,754,380

End of period	$668,744,770	$780,099,462

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.011		0.017	0.008	0.003	— (b)	— (b)

Distributions to shareholders from net investment income(c)	(0.011)		(0.017)	(0.008)	(0.003)	— (b)	— (b)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.15%		1.74%	0.76%	0.29%	0.02%	0.01%

Net assets, end of period (in 000’s)	$312,318		$411,447	$302,507	$206,987	$1,143	$773

Ratio of net expenses to average net assets	0.18	%(e)	0.18%	0.18%	0.19%	0.23%	0.23%

Ratio of total expenses to average net assets	0.21	%(e)	0.23%	0.27%	0.30%	0.31%	0.31%

Ratio of net investment income to average net assets	2.30	%(e)	1.73%	0.76%	0.31%	0.03%	0.03%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.
(e)	Annualized.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.010		0.015	0.005	— (b)	— (b)	—	(b)

Distributions to shareholders from net investment income(c)	(0.010)		(0.015)	(0.005)	— (b)	— (b)	—	(b)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return(d)	1.03%		1.48%	0.51%	0.04%	0.01%	0.01%

Net assets, end of period (in 000’s)	$356,427		$368,652	$354,248	$375,580	$328,202	$305,994

Ratio of net expenses to average net assets	0.43	%(e)	0.43%	0.43%	0.44%	0.26%	0.24%

Ratio of total expenses to average net assets	0.46	%(e)	0.48%	0.52%	0.55%	0.56%	0.56%

Ratio of net investment income to average net assets	2.04	%(e)	1.48%	0.51%	0.03%	0.01%	—	%(f)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)	Assumes reinvestment of all distributions.
(e)	Annualized.
(f)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid at least annually. The Fund may defer or accelerate the timing of the distributions of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Perpetual Short-term Capital loss carryforward	(43,959)
Timing differences (Post October Loss Deferral/Distributions Payable)	(16,173)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of June 30, 2019, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

above. For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Custody Fee Credits	Transfer Agency Fees	Other Expense Reimbursements	Total Expense Reductions

$2,061	$6	$102,682	$104,749

E.  Contractual and Net Fund Expenses — During the six months ended June 30, 2019, GSAM, as the investment adviser, and Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of management fees, distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of GSAM or Goldman Sachs (as applicable). The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2019	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2019
Management Fee	0.16%	0.16%	0.16%	0.16%
Distribution and Service Fees	N/A	N/A	0.25	0.25
Transfer Agency Fees	0.02	0.02	0.02	0.02
Other Expenses	—	0.00 (a)	—	0.00 (a)
Net Expenses		0.18%		0.43%

(a)	Amount is less than 0.005% of average net assets.
N/A	- Fees not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees. For the six months ended June 30, 2019, the purchases at cost with an affiliated fund in compliance with Rule 17a-7 under the Act for the Fund were $37,366,382.

G.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5.    OTHER RISKS (continued)

transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018
Institutional Shares*
Shares sold	351,810,877	576,263,982
Reinvestment of distributions	4,136,146	4,859,363
Shares redeemed	(455,106,725)	(472,178,302)
	(99,159,702)	108,945,043
Service Shares*
Shares sold	98,191,093	214,802,150
Reinvestment of distributions	3,622,994	5,123,225
Shares redeemed	(114,053,673)	(205,516,685)
	(12,239,586)	14,408,690

NET INCREASE (DECREASE) IN SHARES	(111,399,288)	123,353,733

*	Valued at $1.00 per share.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19		Expenses Paid for the 6 Months Ended 6/30/19*
Institutional Shares

Actual	$1,000.00	$1,011.53		$0.90
Hypothetical 5% return	$1,000.00	$1,023.90	+	$0.90
Service Shares

Actual	$1,000.00	$1,010.28		$2.14
Hypothetical 5% return	$1,000.00	$1,022.66	+	$2.16

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.18% and 0.43% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Government Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”); and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2018. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees considered the performance of the Fund in light of its investment policies and strategy. They noted that, although the Fund has operated in a challenging yield environment since 2009, yields had improved, thereby reducing the amount of fees waived and/or reimbursed by the Investment Adviser. They also acknowledged the uncertainty of the future interest rate environment. The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees in order to maintain a competitive yield. They observed that the Investment Adviser had previously made certain contractual management fee waivers permanent in February 2018, lowering the Fund’s contractual management fee schedule, and had also reduced its voluntary management fee waiver throughout the year with the rise in interest rates. They also acknowledged the growth of the Fund in recent periods. The Trustees also considered that the Fund had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs had waived fees and reimbursed expenses for the Fund in order to maintain a competitive yield. They observed that the Investment Adviser had made its previous contractual management fee waiver permanent in February 2018, lowering the Fund’s contractual management fee schedule, and had also reduced its voluntary management fee waiver for the Fund throughout the year with the rise in interest rates. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

24

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

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Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2019 Goldman Sachs. All rights reserved.

VITMMSAR-19/175366-OTU-1025424

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Multi-Strategy

Alternatives Portfolio

Beginning on or after January 1, 2021, you may not receive paper copies of the Portfolio’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Portfolio perform during the Reporting Period?

During the Reporting Period, the Portfolio’s Institutional, Service and Advisor Shares generated cumulative total returns of 7.29%, 7.16% and 7.07%, respectively. These returns compare to the 1.43% cumulative total return of the Portfolio’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

Please note that the Portfolio’s benchmark being the LIBOR Index is a means of emphasizing that the Portfolio has an unconstrained strategy. That said, this Portfolio employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What economic and market factors most influenced the Portfolio during the Reporting Period?

The capital markets and the Portfolio were influenced most during the Reporting Period by global economic data, central bank monetary policy and geopolitics.

During the first quarter of 2019, when the Reporting Period started, risk assets broadly rebounded from a sell-off in the fourth quarter of 2018, as investor sentiment turned positive on a combination of dovish global central bank policy, tentative stabilization in Chinese economic growth and seemingly promising developments in U.S.-China trade talks. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Although global economic growth continued to decelerate during the first calendar quarter, a few “green shoots” began to emerge. (Green shoots is a term used to describe signs of economic recovery or positive data during an economic downturn.) Indications of a bottoming in Chinese credit growth, a modest pick-up in fixed asset investment, and an uptick in March 2019 manufacturing data made investors hopeful for a recovery in Chinese and global economic growth. As inflationary pressures remained rather muted, the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”) each made a dovish shift and then maintained monetary policy stances that were broadly supportive of economic growth. More specifically, the Fed signaled it would make no additional short-term interest rate hikes during 2019, and the ECB indicated it was reluctant to raise interest rates during the calendar year. Global equities, as measured by the MSCI ACWI Investable Market Index, were up 12.86% during the first calendar quarter, led by a rally in U.S. stocks. Emerging markets equities overall underperformed developed markets equities, but Chinese stocks, as represented by the MSCI China Index, rose more than 17%. In fixed income, the 10-year U.S. Treasury yield fell during the first quarter of 2019.

In the second quarter of 2019, continued weakness in global economic growth and low levels of inflation led the Fed and ECB to indicate they might ease monetary policy. In June, the Fed signaled its next policy move was more likely to be an interest rate cut than an interest rate hike. The Fed’s dot plot, which shows interest rate projections of the members of the Federal Open Market Committee, revealed that policymakers expected to keep interest rates stable during 2019, followed by a 25 basis point cut in 2020. (A basis point is 1/100th of a percentage point.) Meanwhile, the ECB hinted that interest rate cuts and quantitative easing were on the table should economic data disappoint in the near term. Global equities were volatile during the second calendar quarter overall, though they rose 3.88%, as measured by the MSCI ACWI Investable Market Index. In May 2019, global equities had suffered a significant decline amid headwinds from U.S.-China trade negotiations. They then recovered in June, driven by dovish central bank actions and market expectations of a pause in U.S.-China trade tensions ahead of the G20 meeting at month end. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) In fixed income, the 10-year U.S. Treasury yield and the 10-year German government bond yield fell during the second quarter of 2019 in response to global economic growth weakness and dovish central bank policies.

What key factors were responsible for the Portfolio’s performance during the Reporting Period?

The Portfolio’s performance is driven by four sources of return: long-term strategic asset allocation to market exposures, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in Underlying Funds. Long-term

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

strategic asset allocation is the process by which the Portfolio’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term cycle-aware allocation is the process by which we adjust the portfolio for changes in the business or economic cycle. Short-term tactical allocation is the implementation of tactical market views with the goal of improving the Portfolio’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments. Excess returns from investments in Underlying Funds is by how much the Underlying Funds outperform or underperform their respective benchmark indices.

During the Reporting Period, the Portfolio generated positive absolute returns, driven primarily by strategic asset allocation and by security selection within the Underlying Funds. This was partially offset by medium-term cycle-aware allocation and short-term tactical asset allocation, which diminished the Portfolio’s performance.

Strategic asset allocation added to the Portfolio’s results during the Reporting Period. Allocations to fixed income had the greatest positive impact, driven primarily by our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy bolstered performance as U.S. Treasury yields fell during the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) An allocation to emerging markets debt further enhanced the Portfolio’s returns amid the rally in risk assets. In addition, a strategic allocation to U.S. high yield corporate bonds contributed positively to the Portfolio’s performance as credit spreads narrowed during the Reporting Period. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity). Within equities, the Portfolio benefited from our strategic allocation to emerging markets stocks, as investor sentiment was buoyed by seemingly constructive U.S.-China trade talks and the Fed’s dovish stance. In addition, the Portfolio’s allocation to U.S. real estate securities was advantageous. As for the Portfolio’s allocations to liquid alternatives strategies, they had a positive impact on performance. Finally, the Portfolio’s volatility selling strategy added to returns during the Reporting Period. (Our volatility selling strategy seeks to benefit from changes in the level of market implied volatility (i.e., expectations of future volatility) in equity markets.)

Medium-term cycle-aware allocation detracted from the Portfolio’s performance. During the Reporting Period, the Portfolio held two medium-term cycle-aware views. The first was to have a short duration position, which we expressed through a short position in long-maturity German government bonds and short positions in specific segments of the U.S. Treasury yield curve. (Duration is a measure of the Portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The Portfolio’s short position in the two-year segment of the U.S. Treasury yield curve hurt returns most, as U.S. yields fell during the Reporting Period. The Portfolio’s short position in long-maturity German government bonds also had a negative impact on performance, as Germany’s long-term interest rates fell during the Reporting Period in response to slower European economic growth and dovish ECB monetary policy. The second medium-term cycle-aware view, which was to hold a long position in local emerging markets debt versus high yield corporate bonds, detracted slightly from the Portfolio’s performance, as high yield corporate bonds slightly outperformed local emerging markets debt during the Reporting Period.

Short-term tactical allocation had a negative impact on performance during the Reporting Period, as the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”) underperformed its benchmark index.

Overall, security selection within the Underlying Funds added to the Portfolio’s performance during the Reporting Period. The Goldman Sachs Managed Futures Strategy Fund outperformed its benchmark index the most, followed by the Goldman Sachs Absolute Return Tracker Fund, which also outpaced its benchmark index. In addition, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund outperformed their respective benchmark indices. Conversely, the Goldman Sachs Alternative Premia Fund and the Goldman Sachs Long Short Credit Strategies Fund underperformed their respective benchmark indices during the Reporting Period.

How was the Portfolio positioned at the beginning of the Reporting Period?

At the beginning of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 65.5% in liquid alternative strategies, 30.6% in real assets/satellite asset classes and 3.9% in cash. Liquid alternatives strategies generally include, but are not limited to, momentum or trend trading strategies (investment decisions based on trends in asset prices over time), hedge fund beta (long-term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds), managed risk investment strategies (which seek to manage extreme risk scenarios by implementing daily and monthly risk targets across a diversified mix of asset classes), emerging markets debt and unconstrained fixed income strategies (which have the ability to move across various fixed income sectors). Real assets generally include, but are not limited to, commodities, global real estate securities, infrastructure and master limited partnerships. The strategic asset allocation of the

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio reflects a risk-based allocation approach to increase diversification across the Portfolio. The Portfolio had -7.6% of its total net assets invested in tactical exposures at the beginning of the Reporting Period.

How did you manage the Portfolio’s allocations during the Reporting Period?

During the Reporting Period, we made no changes to the Portfolio’s strategic allocation. We consider the Portfolio’s strategic asset allocation and underlying active security selection strategies the largest drivers of risk and performance.

Within the medium-term cycle-aware allocation, we sought to adjust the Portfolio’s exposure for what we considered to be medium-term changes to the business or economic cycle. In January 2019, we removed our medium-term cycle-aware view that the Portfolio be overweight emerging markets equities versus developed markets equities. We had expected to see the start of a rebound in China’s economic data by the end of 2018 in response to policy initiatives that sought to stimulate growth, but fresh data releases showed continued deterioration. Although we continued to believe Chinese economic data would recover, we thought the likely timing had been pushed into the future and that market uncertainty around it had increased. In March 2019, we reduced the Portfolio’s short position in long-maturity German government bonds, as Germany’s long-term interest rates fell. We also moderated our view that the Portfolio have exposure to emerging markets debt versus high yield corporate bonds.

Finally, in a risk management move during the first week of June 2019, we reduced the Portfolio’s long equity exposure, and we increased its cash position. In our opinion, the U.S. economic cycle had matured substantially, and the increased uncertainty associated with this phase of the economic cycle reduced our confidence level in risk assets.

Effective on or around June 28, 2019, we changed the Portfolio’s Underlying Tactical Fund from the Goldman Sachs Tactical Exposure Fund to the Goldman Sachs Tactical Tilt Overlay Fund.

How was the Portfolio positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Portfolio was positioned, in terms of its total net assets, with 66.0% in liquid alternative strategies, 30.6% in real assets/satellite asset classes and 3.4% in cash. The Portfolio had -1.0% of its total net assets invested in tactical exposures.

How did the Portfolio use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, derivatives were used primarily to express our views across developed and emerging markets equities. More specifically, the Portfolio employed equity index futures to affect long exposures to U.S. large-cap equities, international equities and emerging markets equities (each had a positive impact). Within fixed income during the Reporting Period, the Portfolio used interest rate futures, specifically Eurodollar futures, to express views on the U.S. Treasury yield curve (negative impact). Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. The Portfolio also used bond futures to affect a short position in German government bonds (negative impact). Finally, the Portfolio utilized interest rate options in a macroeconomic hedge that seeks to profit if interest rates fall, remain constant or rise less than anticipated (positive impact).

Additionally, some of the Underlying Funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Were there any changes to the Portfolio’s portfolio management team during the Reporting Period?

Effective February 19, 2019, Raymond Chan no longer served as a portfolio manager of the Portfolio, and Neil Nuttall became a portfolio manager of the Portfolio. By design, all investment decisions for the Portfolio are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Portfolio. At the end of the Reporting Period, the portfolio managers for the Portfolio remained Neil Nuttall and Christopher Lvoff.

What is the Portfolio’s tactical view and strategy for the months ahead?

At the end of the Reporting Period, we emphasized three macro themes. First, we believed the U.S. economy was in “rollover,” meaning we expected increased economic weakness. The economic “green shoots” we had expected to grow during the Reporting Period had instead started to wither. Trade risks also remained elevated, in our view. Our research shows that economic rollovers are characterized by high risks of recession and severe equity declines as well as by episodes of “false positives” and premature warning signals. Second, at the end of the Reporting Period, we believed global economic uncertainty had increased overall.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Although we thought the risk of recession had risen, we did not think it was time to position the Portfolio for such a scenario. Third, we considered a dynamic investment approach particularly important, and we planned to address increased economic uncertainty through the Portfolio’s positioning and its level of risk exposure.

At the asset class level at the end of the Reporting Period, we expected a continuation of the equity bull market, assuming the global economy continued to expand over the medium term. However, we thought the upside was likely to be limited by moderately elevated equity valuations and limitations to corporate earnings growth. In the near term, we considered equities less attractive than we did earlier in the economic cycle. As for fixed income, we believed yields reflected the market’s increased perception of recessionary risk. At the end of the Reporting Period, 10-year U.S. Treasury yields were lower than we expected, and we thought there was potential for them to rise in the near term. Overall, we did not consider the risk/reward of fixed income particularly attractive, because there tends to be upward pressure on credit spreads in the late stage of an economic cycle; spreads were rather tight at the end of the Reporting Period; and we perceived risks to the macro outlook. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) Accordingly, we favored equities over fixed income at the end of the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Index Definitions

ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

MSCI ACWI Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips, P chips and foreign listings.

It is not possible to invest directly in an unmanaged index.

5

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Since Inception	Inception Date
Institutional	3.81%	-0.25%	0.14%	4/25/14
Service	3.70	-0.49	-0.09	4/25/14
Advisor	3.45	-0.62	-0.24	4/25/14

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.05%	2.36%
Service	1.30	2.61
Advisor	1.45	2.76

[2]

The expense ratios of the Portfolio, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights of this report. Pursuant to a contractual arrangement, the Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS3

Percentage of Net Assets

[3]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. Investments in the securities lending reinvestment vehicle have been excluded from the graph and represented 0.8% of the Portfolio’s net assets at June 30, 2019. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	The underlying percentage as of December 31, 2018 represents the investment in Tactical Exposure Fund, which was transitioned to Tactical Tilt Overlay Fund prior to June 30, 2019.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 94.1%
Equity – 28.2%
261,735	Goldman Sachs Tactical Tilt Overlay Fund	$2,570,235
112,177	Goldman Sachs Absolute Return Tracker Fund	1,094,850
62,835	Goldman Sachs Emerging Markets Equity Insights Fund	601,332
34,967	Goldman Sachs Real Estate Securities Fund	533,595

		4,800,012

Fixed Income – 65.9%
213,425	Goldman Sachs Managed Futures Strategy Fund	2,307,119
224,778	Goldman Sachs Long Short Credit Strategies Fund	1,964,557
174,385	Goldman Sachs Strategic Income Fund	1,625,270
122,601	Goldman Sachs Emerging Markets Debt Fund	1,532,510
153,064	Goldman Sachs Alternative Premia Fund	1,245,941
127,595	Goldman Sachs High Yield Floating Rate Fund	1,199,388
133,029	Goldman Sachs High Yield Fund	852,716
83,720	Goldman Sachs Local Emerging Markets Debt Fund	504,830

		11,232,331

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $16,188,623)		$16,032,343

Exchange Traded Fund(b) – 1.7%
5,295	ProShares Short VIX Short-Term Futures ETF	$285,242
(Cost $251,189)

Shares	Dividend Rate	Value

Investment Company(a) – 1.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
298,898	2.308%	$298,898
(Cost $298,898)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $16,738,710)		$16,616,483

Securities Lending Reinvestment Vehicle(a) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
141,700	2.308%	$141,700
(Cost $141,700)

TOTAL INVESTMENTS – 98.4%
(Cost $16,880,410)		$16,758,183

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		266,293

NET ASSETS – 100.0%		$17,024,476

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is on loan.

Currency Abbreviation:
USD	—United States Dollar

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI Emerging Markets E-Mini Index	9	09/20/2019	$474,030	$20,373
S&P 500 E-Mini Index	1	09/20/2019	147,210	2,473

Total				$22,846

Short position contracts:
3 Month Eurodollar	(32)	09/14/2020	$(7,875,200)	$(76,927)

Total Futures Contracts				$(54,081)

PURCHASED OPTIONS CONTRACTS — At June 30, 2019, the Portfolio had the following purchased options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ Depreciation

Purchased options contracts:

Calls
3 Month Eurodollar	Barclays Bank PLC	97.75 USD	09/16/2019	5	$1,250,000	$3,375	$3,136	$239
		98.50 USD	06/15/2020	5	1,250,000	2,750	2,512	238
		97.50 USD	09/14/2020	5	1,250,000	12,125	3,881	8,244
		97.50 USD	12/14/2020	5	1,250,000	12,250	4,769	7,481
		97.00 USD	03/15/2021	2	500,000	7,375	3,580	3,795
		98.25 USD	03/15/2021	40	10,000,000	47,500	46,293	1,207
		97.00 USD	06/14/2021	1	250,000	3,631	1,852	1,779
		98.00 USD	06/14/2021	10	2,500,000	15,687	8,146	7,541
		98.25 USD	06/14/2021	36	9,000,000	43,200	43,808	(608)
		97.00 USD	09/13/2021	2	500,000	7,200	4,905	2,295
		98.25 USD	09/13/2021	34	8,500,000	41,438	40,616	822
		98.50 USD	12/13/2021	22	5,500,000	20,625	21,426	(801)
		98.50 USD	03/16/2020	8	2,000,000	2,800	2,719	81

Total purchased options contracts				175		$219,956	$187,643	$32,313

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in affiliated Underlying Funds, at value (cost $16,487,521)	$16,331,241
Investments in unaffiliated Funds, at value (cost $251,189)(a)	285,242
Investments in affiliated securities lending reinvestment vehicle, at value (cost $141,700)	141,700
Purchased Options, at value (premiums paid $187,643)	219,956
Cash	275,558
Receivables:
Investments sold	243,725
Collateral on certain derivative contracts(b)	25,740
Portfolio shares sold	19,836
Dividends	19,316
Reimbursement from investment adviser	14,274
Variation margin on futures	1,771
Other assets	278

Total assets	17,578,637

Liabilities:
Payables:
Investments purchased	281,427
Payable upon return of securities loaned	141,700
Portfolio shares redeemed	35,866
Distribution and Service fees and Transfer Agency fees	5,271
Accrued expenses	89,897

Total liabilities	554,161

Net Assets:
Paid-in capital	18,144,561
Total distributable earnings (loss)	(1,120,085)

NET ASSETS	$17,024,476
Net Assets:
Institutional	$1,104,036
Service	1,474,313
Advisor	14,446,127

Total Net Assets	$17,024,476
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	120,874
Service	161,501
Advisor	1,589,470
Net asset value, offering and redemption price per share:
Institutional	$9.13
Service	9.13
Advisor	9.09

(a) Includes loaned securities having a market value of $138,892.

(b) Includes amount segregated for initial margin on future transactions.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends from affiliated Underlying Funds	$154,236
Dividends from unaffiliated Funds	1,136
Securities lending income — unaffiliated issuer	587

Total investment income	155,959

Expenses:
Custody, accounting and administrative services	37,690
Professional fees	35,879
Distribution and Service fees(a)	28,739
Printing and mailing costs	28,405
Management fees	11,728
Trustee fees	7,942
Transfer Agency fees(a)	1,564
Registration fees	345
Other	3,160

Total expenses	155,452

Less — expense reductions	(109,605)

Net expenses	45,847

NET INVESTMENT INCOME	110,112

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in affiliated Underlying Funds	(139,841)
Investments in unaffiliated Funds	(2,002)
Futures contracts	45,654
Purchased options	147,355
Foreign currency transactions	3,054
Net change in unrealized gain (loss) on:
Investments in affiliated Underlying Funds	888,367
Investments in unaffiliated Funds	70,659
Futures contracts	(76,863)
Purchased options	29,969
Foreign currency translation	(2,313)

Net realized and unrealized gain	964,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,074,151

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

Distribution and/or Service Fees		Transfer Agency Fees
Service	Advisor	Institutional	Service	Advisor
$1,307	$27,432	$88	$105	$1,371

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$110,112	$330,087
Net realized gain (loss)	54,220	(556,892)
Net change in unrealized gain (loss)	909,819	(1,017,669)

Net increase (decrease) in net assets resulting from operations	1,074,151	(1,244,474)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(20,403)
Service Shares	—	(20,381)
Advisor Shares	—	(318,314)

Total distributions to shareholders	—	(359,098)

From share transactions:
Proceeds from sales of shares	2,566,186	6,168,668
Reinvestment of distributions	—	359,098
Cost of shares redeemed	(1,631,986)	(5,978,711)

Net increase in net assets resulting from share transactions	934,200	549,055

TOTAL INCREASE (DECREASE)	2,008,351	(1,054,517)

Net Assets:

Beginning of period	15,016,125	16,070,642

End of period	$17,024,476	$15,016,125

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,				For the period April 25, 2014* to December 31, 2014
			2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$8.51		$9.39	$9.10	$9.15	$9.81	$10.00

Net investment income(a)(b)	0.08		0.24	0.21	0.11	0.20	0.09

Net realized and unrealized gain (loss)	0.54		(0.87)	0.30	(0.06)	(0.65)	(0.16)

Total from investment operations	0.62		(0.63)	0.51	0.05	(0.45)	(0.07)

Distributions to shareholders from net investment income	—		(0.25)	(0.22)	(0.10)	(0.20)	(0.12)

Distributions to shareholders from net realized gains	—		—	—	—	(0.01)	—	(c)

Total distributions	—		(0.25)	(0.22)	(0.10)	(0.21)	(0.12)

Net asset value, end of period	$9.13		$8.51	$9.39	$9.10	$9.15	$9.81

Total return(d)	7.29%		(6.74)%	5.60%	0.52%	(4.51)%	(0.67)%

Net assets, end of period (in 000s)	$1,104		$745	$453	$309	$958	$1,003

Ratio of net expenses to average net assets(e)	0.22	%(f)	0.22%	0.21%	0.24%	0.22%	0.22	%(f)

Ratio of total expenses to average net assets(e)	1.60	%(f)	1.57%	1.47%	2.37%	4.40%	24.63	%(f)

Ratio of net investment income to average net assets(b)	1.78	%(f)	2.62%	2.20%	1.17%	2.02%	1.30	%(f)

Portfolio turnover rate(g)	22%		61%	53%	44%	53%	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,				For the period April 25, 2014* to December 31, 2014
			2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$8.52		$9.41	$9.13	$9.14	$9.81	$10.00

Net investment income(a)(b)	0.07		0.28	0.27	0.08	0.24	0.07

Net realized and unrealized gain (loss)	0.54		(0.93)	0.22	(0.05)	(0.71)	(0.16)

Total from investment operations	0.61		(0.65)	0.49	0.03	(0.47)	(0.09)

Distributions to shareholders from net investment income	—		(0.24)	(0.21)	(0.04)	(0.19)	(0.10)

Distributions to shareholders from net realized gains	—		—	—	—	(0.01)	—	(c)

Total distributions	—		(0.24)	(0.21)	(0.04)	(0.20)	(0.10)

Net asset value, end of period	$9.13		$8.52	$9.41	$9.13	$9.14	$9.81

Total return(d)	7.16%		(6.93)%	5.37%	0.28%	(4.76)%	(0.85)%

Net assets, end of period (in 000s)	$1,474		$811	$105	$34	$22	$10

Ratio of net expenses to average net assets(e)	0.47	%(f)	0.47%	0.46%	0.46%	0.48%	0.49	%(f)

Ratio of total expenses to average net assets(e)	1.86	%(f)	1.95%	1.73%	1.97%	3.33%	25.05	%(f)

Ratio of net investment income to average net assets(b)	1.53	%(f)	3.08%	2.88%	0.92%	2.54%	1.02	%(f)

Portfolio turnover rate(g)	22%		61%	53%	44%	53%	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,				For the period April 25, 2014* to December 31, 2014
			2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$8.49		$9.36	$9.08	$9.12	$9.79	$10.00

Net investment income(a)(b)	0.06		0.17	0.17	0.10	0.21	0.11

Net realized and unrealized gain (loss)	0.54		(0.83)	0.30	(0.07)	(0.69)	(0.21)

Total from investment operations	0.60		(0.66)	0.47	0.03	(0.48)	(0.10)

Distributions to shareholders from net investment income	—		(0.21)	(0.19)	(0.07)	(0.18)	(0.11)

Distributions to shareholders from net realized gains	—		—	—	—	(0.01)	—	(c)

Total distributions	—		(0.21)	(0.19)	(0.07)	(0.19)	(0.11)

Net asset value, end of period	$9.09		$8.49	$9.36	$9.08	$9.12	$9.79

Total return(d)	7.07%		(7.09)%	5.14%	0.27%	(4.89)%	(0.97)%

Net assets, end of period (in 000s)	$14,446		$13,460	$15,512	$10,778	$9,666	$3,246

Ratio of net expenses to average net assets(e)	0.62	%(f)	0.62%	0.61%	0.61%	0.62%	0.62	%(f)

Ratio of total expenses to average net assets(e)	2.02	%(f)	1.93%	1.88%	2.58%	3.51%	16.16	%(f)

Ratio of net investment income to average net assets(b)	1.37	%(f)	1.92%	1.78%	1.06%	2.16%	1.66	%(f)

Portfolio turnover rate(g)	22%		61%	53%	44%	53%	25%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”). The Portfolio is a diversified portfolio under the Act offering three classes of shares — Institutional, Service and Advisor Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolio pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, this Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolio and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed. Distributions received from the Portfolios investments in Goldman Sachs Real Estate Securities Fund (the “Underlying Fund invested in REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Portfolio as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Portfolio are charged to the Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds (“Underlying Funds”). Because the Underlying Funds have varied expense and fee levels and the Portfolio may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolio’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolio are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolio’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolio, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolio’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Portfolio invests in Underlying Funds that fluctuate in value, the Portfolio’s

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When the Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default, swap contracts.

Upon the purchase of a call option or a put option by the Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolio’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Equity Underlying Funds	$4,800,012	$—	$—
Fixed Income Underlying Funds	11,232,331	—	—
Exchange Traded Fund	285,242	—	—
Investment Company	298,898	—	—
Securities Lending Reinvestment Vehicle	141,700	—	—

Total	$16,758,183	$—	$—

Derivative Type

Assets
Futures Contracts(a)	$22,846	$—	$—
Purchased Options Contracts	219,956	—	—

Total	$242,802	$—	$—

Liabilities(a)
Futures Contracts	$(76,927)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Portfolio’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Variation margin on futures contracts	$22,846	—	$—
Interest Rate	Purchased options contracts at value	219,956	Variation margin on futures contracts	(76,927)

Total		$242,802		$(76,927)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2019 is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Portfolio’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations.

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$70,764	$16,346	12
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	122,245	(63,240)	295

Total		$193,009	$(46,894)	307

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolio, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolio’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of the Portfolio’s average daily net assets. GSAM has agreed to waive all of its management fee. The management fee waiver will remain in effect through at least April 30, 2020, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended June 30, 2019, GSAM waived $11,728 of its management fee.

The Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Portfolio in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Portfolio invests, except those management fees it earns from the Portfolio’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $213 of the Portfolio’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Portfolio’s average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Portfolio’s average daily net assets attributable to Advisor Shares.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolio for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolio (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolio is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolio is 0.204%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Portfolio has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolio’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$11,941	$199	$97,465	$109,605

F.  Line of Credit Facility — As of June 30, 2019, the Portfolio participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolio based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Portfolio did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.   Other Transactions with Affiliates — The Portfolio invests primarily in Class R6 Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2019:

Underlying Funds	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) from Affiliated Investment Company	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
Goldman Sachs Alternative Premia Fund	$1,088,711	$190,000	$(39,999)	$(1,708)	$8,937	$1,245,941	153,064	$—
Goldman Sachs Absolute Return Tracker Fund	977,566	85,000	(40,001)	580	71,705	1,094,850	112,117	—
Goldman Sachs Emerging Markets Debt Fund	1,354,777	122,022	(75,000)	(6,139)	136,850	1,532,510	122,601	31,565
Goldman Sachs Emerging Markets Equity Insights Fund	511,446	100,000	(60,000)	(3,130)	53,016	601,332	62,835	—
Goldman Sachs Financial Square Government Fund (Institutional Shares)	191,106	2,352,499	(2,244,707)	—	—	298,898	298,898	3,116
Goldman Sachs High Yield Floating Rate Fund	1,048,669	149,770	(30,000)	(1,255)	32,204	1,199,388	127,595	29,403
Goldman Sachs High Yield Fund	763,723	63,393	(30,000)	(1,836)	57,436	852,716	133,029	23,117
Goldman Sachs Local Emerging Markets Debt Fund	448,457	41,401	(20,000)	(1,128)	36,100	504,830	83,720	11,282
Goldman Sachs Long Short Credit Strategies Fund	1,644,600	289,386	(30,000)	(3,063)	63,634	1,964,557	224,778	25,174
Goldman Sachs Managed Futures Strategy Fund	2,017,781	205,000	(30,000)	(1,715)	116,053	2,307,119	213,425	—
Goldman Sachs Real Estate Securities Fund	479,541	4,908	(30,000)	(9,302)	88,448	533,595	34,967	4,909
Goldman Sachs Strategic Income Fund	1,428,213	192,698	(40,000)	(1,632)	45,991	1,625,270	174,385	25,670
Goldman Sachs Tactical Exposure Fund	2,247,480	218,000	(2,528,725)	(109,513)	172,758	—	—	—
Goldman Sachs Tactical Tilt Overlay Fund	—	2,565,000	—	—	5,235	2,570,235	261,735	—

Total	$14,202,070	$6,579,077	$(5,198,432)	$(139,841)	$888,367	$16,331,241		$154,236
6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $4,549,612 and $3,387,392, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

7.    SECURITIES LENDING

The Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Portfolio’s securities lending procedures, the Portfolio receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Portfolio, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Portfolio on the next business day. As with other extensions of credit, the Portfolio may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Portfolio or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Portfolio invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Portfolio by paying the Portfolio an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Portfolio may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Portfolio’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Portfolio’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Portfolio and BNYM received compensation relating to the lending of the Portfolio’s securities. The amounts earned, if any, by the Portfolio for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Portfolio’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019

$191,250	$1,586,998	$(1,636,548)	$141,700

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

8.    TAX INFORMATION

As of the Portfolio’s most recent fiscal year end, December 31, 2018, the Portfolio’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Capital loss carryforwards:
Perpetual Short-term	$(514,168)
Perpetual Long-term	(369,817)
Total capital loss carryforwards	$(883,985)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	(23,546)

As of June 30, 2019, the Portfolio’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$17,176,689
Gross unrealized gain	272,140
Gross unrealized loss	(690,646)
Net unrealized loss	$(418,506)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of partnership investments.

GSAM has reviewed the Portfolio’s tax position for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Portfolio’s risks include, but are not limited to, the following:

Derivatives Risk — The Portfolio’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Portfolio will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

Investments in the Underlying Funds — The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. To the extent that the Portfolio has a relative concentration of its portfolio in a single Underlying Fund, the

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

9.    OTHER RISKS (continued)

Portfolio may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Portfolio will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Portfolio. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or an Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect the Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Portfolio’s liquidity.

Market and Credit Risks — In the normal course of business, the Portfolio and the Underlying Funds trade financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolio and the Underlying Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio or the Underlying Funds have unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

11.     SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	36,609	$328,901	53,822	$488,301
Reinvestment of distributions	—	—	2,400	20,403
Shares redeemed	(3,294)	(29,488)	(16,933)	(153,669)
	33,315	299,413	39,289	355,035
Service Shares
Shares sold	80,338	719,847	84,312	762,281
Reinvestment of distributions	—	—	2,398	20,381
Shares redeemed	(14,064)	(125,804)	(2,657)	(23,809)
	66,274	594,043	84,053	758,853
Advisor Shares
Shares sold	171,535	1,517,438	539,263	4,918,086
Reinvestment of distributions	—	—	37,581	318,314
Shares redeemed	(168,285)	(1,476,694)	(648,355)	(5,801,233)
	3,250	40,744	(71,511)	(564,833)

NET INCREASE	102,839	$934,200	51,831	$549,055

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Portfolio Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Portfolio, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Service Shares and Advisor Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,072.90		$1.13
Hypothetical 5% return	1,000	1,023.70	+	1.10
Service

Actual	1,000	1,071.60		2.41
Hypothetical 5% return	1,000	1,022.46	+	2.36
Advisor

Actual	1,000	1,070.70		3.18
Hypothetical 5% return	1,000	1,021.72	+	3.11

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.22%, 0.47% and 0.62% for Institutional, Service and Advisor Shares, respectively.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio (the “Portfolio”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolio at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolio.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Portfolio, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Portfolio and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;
(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)	with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Portfolio and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolio’s distribution arrangements. They received information regarding the Portfolio’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolio and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolio. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolio and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Portfolio and the Underlying Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolio and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolio, the Underlying Funds, and the Investment Adviser and its affiliates.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolio and the Underlying Funds. In this regard, they compared the investment performance of the Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Portfolio’s investment performance was provided for the one- and three-year periods ending on the applicable dates. The Trustees also reviewed the Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolio over time, and reviewed the investment performance of the Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the one- and three-year periods, had underperformed the Portfolio’s LIBOR-based benchmark index by 3.13% for the one-year period and outperformed by 0.33% for the three-year period, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one- and three-year periods ending March 31, 2019. They also noted that the Portfolio had experienced certain portfolio management changes in the first half of 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolio, which included both advisory and administrative services that were directed to the needs and operations of the Portfolio as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolio. The analyses provided a comparison of the Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing the Portfolio’s net expenses to the peer and category medians. The analyses also compared the Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolio.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolio, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolio differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Portfolio shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed the Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Portfolio was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolio. The Trustees noted that, although the Portfolio itself does not have breakpoints in its management fee schedule, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolio at the specified asset levels. The Trustees considered the amounts of assets in the Portfolio; the Portfolio’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolio and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and determined that the management fees payable by the Portfolio were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which the Portfolio’s and those Underlying Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolio on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolio and Underlying Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Portfolio’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Portfolio and Its Shareholders

The Trustees also noted that the Portfolio and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolio and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolio’s and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolio’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolio’s shareholders invested in the Portfolio in part because of the Portfolio’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Portfolio were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to the Portfolio until June 30, 2020.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Portfolio included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolio, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolio. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities and information regarding how the Portfolio voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolio will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Portfolio holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Diversification does not protect an investor from market risk and does not ensure a profit.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Portfolio are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolio.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Portfolio’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Portfolio and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio.

© 2019 Goldman Sachs. All rights reserved.

VITMSASAR-19/175373-OTU-1025567

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Growth Opportunities Fund

Goldman Sachs High Quality Floating Rate Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Funds’ annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

During the six months ended June 30, 2019 (the “Reporting Period”), the performance of the U.S. equity and fixed income markets were influenced most by central bank monetary policy, U.S. and global economic data, and geopolitical issues.

Equity Markets

During the first quarter of 2019, when the Reporting Period started, U.S. equities, as represented by the S&P 500® Index, rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a plan to end quantitative tightening, or the shrinking of the Fed’s balance sheet as securities mature, by the end of the 2019 calendar year. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4% in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by the U.S. equity market and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more interest rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, investors grew optimistic about a possible U.S.-China trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. During the second calendar quarter, the markets kept a close eye on the Fed, which said it might take a more accommodative approach to monetary policy. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019. U.S. economic indicators were mixed during the second calendar quarter, with consumer sentiment remaining elevated but nonfarm payroll data and manufacturing indices falling short of consensus expectations.

The S&P 500® Index returned 18.54% during the Reporting Period overall. All 11 of its sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

Fixed Income Markets

In the first quarter of 2019, spread, or non-government bond, sectors broadly posted gains, as dovish pivots by global central banks boosted investor sentiment and helped fuel rallies in both sovereign government bonds and riskier segments of the fixed income market. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Notably, high yield corporate bonds recorded their strongest start to a calendar year on record. The Fed kept its monetary policy unchanged during the first calendar quarter, with its dot plot projecting no interest rate hikes at all during 2019. (The “dot plot” shows interest rate projections of the members of the Federal Open Market Committee.) Meanwhile, the European Central Bank (“ECB”) extended its forward guidance, noting that its interest rates would remain unchanged through 2019. Other developed markets’ central banks — namely, those of Australia,

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MARKET REVIEW

New Zealand, Switzerland and, to some degree, the U.K. — also turned dovish. The U.S. economy continued to benefit from strength in household consumption, which was underpinned by a healthy labor market. The U.S. dollar strengthened relative to many major currencies during the first quarter of 2019.

In the second calendar quarter, most spread sectors recorded gains. The quarter started off on a positive note in April 2019, as developed markets’ central banks kept monetary policy unchanged. In the U.S., the Fed provided dovish commentary around household spending and inflation, though this was counterbalanced somewhat by the observation that inflation softness might be due to “transitory factors.” The Bank of Japan clarified its forward guidance to signal unchanged monetary policy through the spring of 2020, while the Bank of England maintained its guidance around interest rate hikes occurring at a gradual pace and to a limited extent. Meanwhile, statements by Sweden’s Riksbank and the Bank of Canada were rather dovish, as they generally focused on external risks. However, in May 2019, spread sectors were challenged by the escalation of U.S.-China trade tensions. That same month, market speculation about possible 2019 Fed rate cuts increased due to an accumulation of factors, including soft inflation and weakness in U.S. economic data, continued U.S. growth headwinds from unresolved U.S.-China trade negotiations and subdued global economic activity, particularly in the manufacturing sector. During June 2019, spread sector performance improved on raised prospects of ongoing monetary policy accommodation by global central banks, particularly the Fed. At its June meeting, the U.S. central bank left interest rates unchanged, with eight of the 12 members on the Federal Open Market Committee projecting rate cuts during the 2019 calendar year. In Europe, a dovish speech by outgoing ECB President Mario Draghi signaled forthcoming easing. The U.S. dollar weakened versus many major currencies during the second quarter of 2019.

For the Reporting Period overall, spread sector performance was largely positive. High yield corporate bonds, sovereign emerging markets debt and investment grade corporate bonds outpaced U.S. Treasury securities. Commercial mortgage-backed securities and agency securities also outperformed U.S. Treasuries, albeit to a lesser extent. Mortgage-backed securities and asset backed securities underperformed U.S. Treasuries. During the Reporting Period, U.S. Treasury yields fell along the curve, with those on maturities of one year through seven years dropping more than those on shorter- or longer-term maturities. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The yield on the bellwether 10-year U.S. Treasury dropped approximately 69 basis points to end the Reporting Period at 2.00%. During the Reporting Period, the U.S. Treasury yield curve partially inverted. More specifically, the spread between the yields on three-month and 10-year U.S. Treasury securities inverted for the first time since 2007, meaning three-month yields were higher than those of 10-year U.S. Treasury securities. (A full inversion occurs when shorter-term yields exceed all longer-term yields.)

Looking Ahead

Equity Markets

Following a strong start for the U.S. equity markets during the first half of 2019, we continued to view U.S. equities as the most favorable asset class at the end of the Reporting Period, offering what we saw as reasonable valuations relative to solid macroeconomic and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the U.S. equity markets rebounded with the strongest first half of a calendar year since 1997, despite geopolitical tensions and trade relations oscillating between positive and negative developments. U.S. equities were buoyed by declining 10-year U.S. Treasury rates, as investors expected potential interest rate cuts, a dramatic shift from the Fed’s actions in mid 2018. While we were encouraged by the strong start to 2019, we also expected to see more signals of an aging economic cycle moving forward, which may be challenging to navigate and require even more selectivity by stock pickers. Yet without clearer indications of deteriorating fundamentals, we believed it too early to position for a downturn in global economic growth or corporate earnings.

That said, at the end of the Reporting Period, we expected choppier conditions for the remainder of 2019. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the evolving landscape.

Fixed Income Markets

At the end of the Reporting Period, we expected global economic growth to weaken, rather than rebound. Manufacturing activity was contracting and was nearing recessionary territory, in our view, driven in large part by escalating U.S.-China trade tensions.

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MARKET REVIEW

However, we thought some of the risks to economic growth could be offset by resilient household consumption due to strong labor markets and service sector activity. Overall, we expected trend-like global economic growth through the end of 2019.

As for global inflation, we expected it to remain muted, with economic weakness tempering upward pressures. Inflation in both the Eurozone and Japan is likely to remain well below respective central bank targets, in our opinion. Meanwhile, the Fed has expressed concerns about inflation becoming anchored at below-target levels.

Regarding monetary policy, we note that certain central banks appeared at the end of the Reporting Period to be shifting from gradual normalization toward potentially rapid easing. In the U.S., we expect the Fed to deliver “insurance interest rate cuts” in 2019. We believe the rationale would be that proactive — rather than reactive — easing might prevent weakness when the economy is faced with elevated uncertainty, such as the U.S.-China trade conflict. Indeed, Fed Chair Jerome Powell noted in June 2019 that “an ounce of prevention is worth more than a pound of cure.” In addition, we see rising prospects for monetary policy easing by the ECB. We expect other central banks across the developed and emerging markets to respond by maintaining accommodative stances or cutting interest rates.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 6.76% and 6.64%, respectively. This compares to the 6.11% cumulative total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund’s top-down country strategy contributed positively to relative performance, led by a long position in the U.S. versus a short position in the U.K. In addition, long positions in Europe versus short positions in other developed markets bolstered returns. Within our top-down currency strategy, the Fund benefited from its long position in the euro as well as from its tactical positions overall in the British pound and Norwegian krone. These gains were offset somewhat by a short position in the Australian dollar and tactical positions in the New Zealand dollar.

Our top-down cross-sector strategy added to the Fund’s relative results. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Bloomberg Barclays Index. Our bottom-up individual issue selection also added to relative returns.

The Fund’s combined tactical duration and yield curve positioning detracted from relative performance during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Which fixed income market sectors most affected Fund performance during the Reporting Period?

During the Reporting Period, the Fund was helped by its overweight position versus the Bloomberg Barclays Index in investment grade corporate bonds, especially its positioning in longer duration maturities. Allocations to collateralized loan obligations (“CLOs”) also proved beneficial. These positive results were offset slightly by an underweight in emerging markets corporate bonds, which detracted.

As for individual issue selection, the Fund’s holdings in the securitized sector added to its relative returns, specifically its investments in pass-through mortgage securities and adjustable-rate mortgage-backed securities. (Pass-through mortgage securities consist of a pool of residential mortgage loans, in which homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.) Within corporate credit, the Fund benefited from our selection of various maturities along the yield curve as well as our selection of high quality bonds. These gains were partially offset by selection of government bonds within the government/swaps sector, which dampened relative results.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined duration and yield curve positioning detracted from results. For most of the Reporting Period, the Fund held a shorter duration position compared to that of the Bloomberg Barclays Index, which hurt performance as interest rates fell.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. OTC forward foreign exchange contracts had a positive impact on Fund performance during the Reporting Period. In addition, futures contracts were employed as warranted to facilitate specific duration, yield curve and country strategies. During the Reporting Period, futures contracts had a positive impact

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS CORE FIXED INCOME FUND

on the Fund’s results. Swaptions (options on interest rate swap contracts), which were used to express our interest rate views and to hedge volatility and yield curve risks in the Fund, did not have a meaningful impact on the Fund’s performance during the Reporting Period. Interest rate swaps, which were used to manage exposure to fluctuations in interest rates, added to the Fund’s performance during the Reporting Period.

Additionally, the Fund employed credit default swaps to implement specific credit-related investment strategies, including management of the Fund’s exposure to credit spreads. Credit default swaps had a positive impact on the Fund’s results during the Reporting Period. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds. In addition, we increased its overweight position in residential mortgage-backed securities and reduced its overweight in asset-based securities (“ABS”). We also decreased the Fund’s underweight position in U.S. government securities during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

Effective January 1, 2019, Jonathan Beinner no longer served as a portfolio manager for the Fund, and Ashish Shah became a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Ashish Shah and Michael Swell.

How was the Fund positioned relative to the Bloomberg Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was overweight ABS and non-agency mortgage-backed securities compared to the Bloomberg Barclays Index. It was also overweight pass-through mortgage securities and corporate credit. The Fund was underweight U.S. government securities relative to the Bloomberg Barclays Index. The Fund was relatively neutral versus the Bloomberg Barclays Index in quasi-government bonds and commercial mortgage-backed securities at the end of the Reporting Period.

5

FUND BASICS

Core Fixed Income Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	8.18%	2.96%	N/A	2.66%	4/30/13
Service	7.91	2.69	4.55%	3.87	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.42%	0.94%
Service	0.67	1.19

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

6

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corp. (“FHLMC”) or Uniform Mortgage-Backed Securities (“UMBS”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Securities” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Bank (“FHLB”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 18.30%. This compares to the 18.54% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500® Index were the strongest contributors to the Fund’s performance?

All 11 sectors in the S&P 500® Index recorded gains during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500® Index and to the Fund were information technology, consumer discretionary and industrials. The largest sector by weighting in the S&P 500® Index at the end of the Reporting Period was information technology at a weighting of 20.80%. The industries with the strongest performance in terms of total return were aluminum, miscellaneous commercial services, electronic production equipment, financial publishing/services and construction materials.

On the basis of impact (which takes both total returns and weightings into account), the strongest performing sectors were information technology, financials and consumer discretionary. The strongest performing industries on the basis of impact were packaged software, telecommunications equipment, Internet software/services, medical specialties and Internet retail.

Which sectors and industries in the S&P 500® Index were the weakest contributors to the Fund’s performance?

In terms of total return, during the Reporting Period, the weakest performing sectors were utilities, energy and health care. The industries with the weakest performance in terms of total return were department stores, food retail, specialty telecommunications, drugstore chains and managed health care.

On the basis of impact the sectors that made the weakest contributions to the S&P 500® Index and to the Fund were utilities, materials and real estate. The industries with the weakest performance on the basis of impact were drugstore chains, managed health care, department stores, food retail and specialty telecommunications.

Which individual stocks were the top detractors, and which were the greatest positive contributors?

On the basis of impact, the stocks that made the strongest contribution during the Reporting Period were Microsoft, Apple, Amazon.com, Facebook and Visa. The weakest performers were AbbVie, CVS Health, Biogen, Cigna and PG&E.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, equity index futures were used to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements. Equity index futures had a neutral impact on the Fund’s performance during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What changes were made to the makeup of the S&P 500® Index during the Reporting Period?

Four stocks were removed from the S&P 500® Index during the Reporting Period. They were Brighthouse Financial, Fluor, Kontoor Brands and Mattel. There were four stocks added to the S&P 500® Index during the Reporting Period. They were Bemis, Corteva, Dow and Kontoor Brands.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS EQUITY INDEX FUND

The source of the data included in the above Portfolio Management Discussion and Analysis with respect to the Goldman Sachs Equity Index Fund is FactSet as of June 30, 2019.

Characteristics presented are calculated using the month end market value of holdings, except for beta and standard deviation, if shown, which use month end return values. Averages reflect the market weight of securities in the portfolio. Market data, prices, and dividend estimates for characteristics calculations provided by FactSet Research Systems, Inc. All other portfolio data provided by SSgA. Characteristics are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

SSgA may have or may seek investment management or other business relationships with companies discussed in this material or affiliates of those companies, such as their officers, directors and pension plans.

The views expressed in this material are the views of SSgA’s Global Equity Beta Solutions Team through the period ended June 30, 2019 and are subject to change based on market and other conditions. All information has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

9

FUND BASICS

Equity Index Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	9.89%	10.21%	14.23%	8.21%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.72%

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business
Microsoft Corp.	4.2%	Software & Services
Apple, Inc.	3.5	Technology Hardware & Equipment
Amazon.com, Inc.	3.2	Retailing
Facebook, Inc. Class A	1.9	Media & Entertainment
Berkshire Hathaway, Inc. Class B	1.7	Diversified Financials
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	1.5	Banks
Alphabet, Inc. Class C	1.3	Media & Entertainment
Exxon Mobil Corp.	1.3	Energy
Alphabet, Inc. Class A	1.3	Media & Entertainment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding short-term investments, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Investment Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 26.05% and 25.89%, respectively. These returns compare to the 26.08% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund posted robust double-digit absolute gains but modestly underperformed the Russell Index during the Reporting Period, driven by sector positioning. These results were offset by security selection, which contributed positively.

Which equity market sectors helped and hurt Fund performance?

Our bottom-up approach focuses on security selection, and therefore, we do not make active sector-level investment decisions. That said, on a sector level, stock selection in the information technology and financials sectors detracted from relative performance. A slight underweight compared to the Russell Index in the energy sector also hurt returns. The Fund benefited from effective stock selection in the industrials and health care sectors as well as from its underweight position in the communication services sector during the Reporting Period.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

GoDaddy, Citrix Systems and Global Payments detracted most from the Fund’s relative returns during the Reporting Period.

The Fund’s top detractor was web hosting service company GoDaddy. Its shares slid in early May 2019 following an earnings release in which the company reported in-line results across all key metrics. In our view, investors were disappointed following a lengthy period of upside surprises. At the end of the Reporting Period, we continued to believe GoDaddy’s end markets are steady and present a favorable long-term growth opportunity. Overall, we also remained positive on GoDaddy at the end of the Reporting Period, as we believe it is a high quality growth company that has demonstrated an ability to deliver consistent earnings growth over time. In addition, we considered it a well-diversified business led by a strong management team.

Another notable detractor was Citrix Systems, a software company that provides server, application and desktop virtualization, networking, software as a service, and cloud computing technologies. Its stock came under pressure in January 2019 following the company’s fourth quarter 2018 earnings release. While revenue, operating margins and earnings per share exceeded investor expectations, these results were overshadowed by slightly weaker than market expected guidance. The company’s management explained that the guidance was driven by softer than company expected Netscaler hardware demand. Also, in May 2019, Citrix Systems’ shares fell along with the equity market as a whole. Despite the stock’s weakness during the Reporting Period, we were encouraged by the company’s continued transitioning of its installed base to a subscription-based model. At the end of the Reporting Period, we continued to view Citrix Systems as a high quality growth software company that was trading at an attractive valuation.

Another key detractor from the Fund’s relative returns was Global Payments, a worldwide provider of payment technology and software solutions. We sold the stock in February 2019 following an extended period of strong performance, deciding to realize gains and allocate the capital to what we saw as other high quality growth names in the payments industry. However, after the Fund’s exit, the stock price appreciated, continuing to rise through the end of the Reporting Period. As a result, the Fund’s underweight position relative to the Russell Index hampered relative performance. That said, we continue to believe there are other stocks in the payments industry that may offer high quality characteristics in the event of an economic downturn.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Which individual stocks added to the Fund’s relative performance during the Reporting Period?

During the Reporting Period, the Fund benefited most relative to the Russell Index from its investments in Spark Therapeutics, HEICO and Marvell Technology Group.

Commercial gene therapy firm Spark Therapeutics added most to relative performance during the Reporting Period. Its shares spiked late in February 2019 following news that Swiss drug maker Roche Holding had agreed to acquire Spark Therapeutics for approximately $115 per share, representing a total equity value of approximately $5 billion. The stock, which had had a market value of slightly less than $2 billion at the market close before the announcement, more than doubled after the announcement. As a result, we felt Spark Therapeutics’ valuation had become less attractive, and we chose to sell the Fund’s position, taking profits, and reallocate the capital to what we considered to be more appealing risk/reward opportunities.

Aerospace, defense and electronics manufacturer HEICO’s stock climbed in May 2019, as the company reported strong first calendar quarter earnings, with top- and bottom-line growth beating consensus expectations. Its management noted positive industry trends and a strong business climate as key contributors to growth, leading to a 20% increase in its sales during the first quarter of 2019. HEICO raised its full year 2019 guidance across the board, with revenue, earnings and cash flow expectations all higher. In addition, later in the Reporting Period, HEICO acquired a leading surveillance technology firm, and the company’s management indicated that future transactions could be announced in the near term. At the end of the Reporting Period, we believed the prospects of continued acquisitions and positive industry outlooks were signals of HEICO’s potential future growth and performance.

Marvell Technology Group, an integrated circuit designer, developer and seller, was another leading contributor to relative performance during the Reporting Period. Its stock rose steadily to start 2019 and then rose even faster in April, as gains came on the back of China trade headlines that boosted the semiconductor industry as a whole. Strong first quarter 2019 results, featuring above consensus revenue and earnings per share and a positive outlook on the future of the firm’s 5G (fifth generation) capabilities, boosted its share price later in the Reporting Period. Marvell Technology Group also announced the sale of its connectivity assets to NXP Semiconductors, marking the divestiture of an arm that offered few synergies to other, stronger segments of the company, a move the market received positively. The deal fits into a broader pattern of strategic transactions that Marvell Technology Group’s management has been pursuing. At the end of the Reporting Period, we believed these strategic acquisitions and divestitures, the company’s enhanced positioning in 5G and its improved financial flexibility were indicators of its stock’s potential future performance.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the positions initiated by the Fund during the Reporting Period was an investment in O’Reilly Automotive, which owns and operates U.S. automotive parts retail outlets. We were positive on the company’s solid earnings announcement in February 2019, which provided strong comparable store sales guidance and first calendar quarter trends. In our view, demand for automotive parts may well remain robust due to increasing miles driven amid low unemployment and stable fuel prices. Overall, we consider O’Reilly Automotive a “best in class” operator. Strong demand drivers, including the 2019 tax refund season, further supported our robust top-line growth outlook for the company, leading to the purchase of its stock.

The Fund established a position in integrated circuits and electronic device developer, Cadence Design Systems. The company’s products include electronic design automation (“EDA”), software and emulation hardware. We view ongoing momentum across EDA and the company’s entry into system analysis via the Clarity 3D Solver tool as key drivers of its future potential returns.

In addition to the sale of Global Payments, already mentioned, the Fund exited its position in Dunkin’ Brands Group. After the company reported fourth quarter 2018 earnings, in which it beat consensus earnings per share estimates but missed on revenues, we noticed a significant disconnect between the results and its management’s optimism about the business. Our outlook is more negative, as the company had exhausted numerous strategies during 2018 but both store traffic and comparable store sales remained soft. Given its stock’s previously solid performance, we elected to sell the position and allocate the gains to other businesses with what we felt were more promising long-term growth prospects.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

Changes to the Fund’s sector weightings relative to the Russell Index are due to our stock selection. As a result of these decisions during the Reporting Period, the Fund moved from an underweight in the industrials sector to a rather neutral position versus the Russell Index. It also shifted from a neutral position in the financials sector to an underweight position relative to the Russell Index.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

How did the Fund use derivatives and similar instruments during the Reporting Period?

The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period. However, effective July 17, 2019, after the close of the Reporting Period, portfolio managers Steven M. Barry, Managing Director, Chief Investment Officer, Fundamental Equity U.S. Equity, and Stephen E. Becker, CFA, Managing Director, each became Managing Director, Co-Chief Investment Officer of Fundamental Equity U.S. Equity. As of the same date, Jenny Chang became a portfolio manager for the Fund. Effective July 17, 2019, the portfolio managers for the Fund were Steven M. Barry and Jenny Chang.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweight positions compared to the Russell Index in the consumer staples, health care and energy sectors. The Fund had smaller weightings than the Russell Index in the financials, communication services and information technology sectors. At the end of the Reporting Period, the Fund was relatively neutral compared to the Russell Index in the industrials, real estate, materials, utilities and consumer discretionary sectors. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

14

FUND BASICS

Growth Opportunities Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/2019	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	16.17%	9.46%	N/A	11.65%	4/30/13
Service	15.90	9.27	14.32%	9.48	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.85%	1.13%
Service	1.01	1.38

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business
Dollar General Corp.	2.6%	Retailing
Amphenol Corp. Class A	2.2	Technology Hardware & Equipment
Fiserv, Inc.	2.1	Software & Services
Ingersoll-Rand plc	2.0	Capital Goods
Harris Corp.	1.9	Capital Goods
SBA Communications Corp.	1.9	Real Estate Investment Trusts
Total System Services, Inc.	1.9	Software & Services
Bright Horizons Family Solutions, Inc.	1.8	Consumer Services
Martin Marietta Materials, Inc.	1.7	Materials
IDEXX Laboratories, Inc.	1.6	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets at June 30, 2019.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Portfolio Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional, Service and Advisor Shares generated cumulative total returns of 1.32%, 1.20% and 1.12%, respectively. These returns compare to the 1.24% cumulative total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (the “ICE BofAML Index”), during the Reporting Period.

We note that the Fund’s benchmark being the ICE BofAML Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

What key factors had the greatest impact on the Fund’s performance during the Reporting Period?

During the Reporting Period, our individual issue selection added most to the Fund’s relative returns. Our top-down cross-sector strategy also contributed positively. In our cross-sector strategy, we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe.

The Fund’s combined tactical duration and yield curve positioning detracted from results. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.

Which fixed income market sectors helped or hurt Fund performance during the Reporting Period?

Our cross-sector strategy bolstered relative performance. The Fund benefited from its exposure to collateralized loan obligations (“CLOs”) and asset backed securities (“ABS”), which outperformed short-term U.S. Treasuries during the Reporting Period. Positioning among U.S. Treasury securities also added to returns, as spreads, or yield differentials, between U.S. Treasuries of different maturities narrowed.

Individual issue selection enhanced the Fund’s relative returns during the Reporting Period. In particular, the Fund was helped by selection within the securitized sector, highlighted by its investments in CLOs and mortgage-backed securities. Within the government/swaps sector, individual issue selection of U.S. government securities added further to relative performance.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

The Fund’s combined tactical duration and yield curve positioning detracted from performance. More specifically, the Fund was hurt by its exposure to the three-month segment of the U.S. Treasury yield curve during the Reporting Period.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

During the Reporting Period, we increased the Fund’s exposure to ABS, maintaining a focus on Federal Family Education Loan Program (“FFELP”) student loan ABS. We also increased the Fund’s exposure to residential mortgage-backed securities during the Reporting Period. We eliminated the Fund’s exposure to U.S. Treasuries by the end of the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted, the Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate duration management. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) During the Reporting Period, the use of futures overall had a negative impact on performance. The Fund also employed interest rate swaps to manage interest risk, which had a negative impact on performance during the Reporting Period.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST – GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

How was the Fund positioned relative to the ICE BofAML Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund had no exposure to U.S. government securities, which comprise 100% of the ICE BofAML Index. The Fund had positions in ABS, agency collateralized mortgage obligations, residential mortgage-backed securities and agency mortgage-backed securities, none of which are represented in the ICE BofAML Index.

18

FUND BASICS

High Quality Floating Rate Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	2.13%	1.17%	N/A	1.06%	4/30/13
Service	1.88	0.93	2.33%	2.95	1/09/06
Advisor	1.71	N/A	N/A	0.86	10/15/14

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional, Service and Advisor Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.36%	0.64%
Service	0.61	0.89
Advisor	0.76	1.04

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-Term Investments represent investments in commercial paper. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

Mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Security” include agency securities offered by companies such as FNMA and Federal Home Loan Bank (“FHLB”) which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Index Definitions

Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

ICE BofAML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an index.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 35.5%
Automobiles & Components(a) – 0.1%
General Motors Co.
$25,000	4.000%	04/01/2025	$25,450

Banks – 8.2%
American Express Co.(a)
25,000	3.625	12/05/2024	26,224
Bank of America Corp.
75,000	4.125	01/22/2024	80,129
75,000	(3 Mo. LIBOR + 0.94%), 3.864(a)(b)	07/23/2024	78,724
50,000	4.200(a)	08/26/2024	53,111
45,000	3.248(a)	10/21/2027	46,007
75,000	(3 Mo. LIBOR + 1.58%), 3.824(a)(b)	01/20/2028	79,213
25,000	(3 Mo. LIBOR + 1.37%), 3.593(a)(b)	07/21/2028	26,006
85,000	(3 Mo. LIBOR + 1.04%), 3.419(a)(b)	12/20/2028	87,555
50,000	(3 Mo. LIBOR + 1.31%), 4.271(a)(b)	07/23/2029	54,523
Bank of America Corp. Series L(a)
25,000	4.183	11/25/2027	26,484
Citigroup, Inc.
220,000	3.400	05/01/2026	227,685
25,000	4.125	07/25/2028	26,401
Deutsche Bank AG
115,000	2.700	07/13/2020	114,403
Discover Financial Services(a)
75,000	3.750	03/04/2025	77,717
GE Capital International Funding Co. Unlimited Co.
200,000	3.373	11/15/2025	202,472
General Motors Financial Co., Inc.(a)
25,000	4.300	07/13/2025	25,735
Huntington Bancshares, Inc.(a)
50,000	4.000	05/15/2025	53,371
JPMorgan Chase & Co.(a)
155,000	4.400	07/22/2020	158,403
95,000	2.700	05/18/2023	95,952
200,000	(3 Mo. LIBOR + 1.00%), 4.023(b)	12/05/2024	212,322
100,000	(3 Mo. LIBOR + 1.25%), 3.960(b)	01/29/2027	106,917
15,000	3.625	12/01/2027	15,473
75,000	(3 Mo. LIBOR + 1.34%), 3.782(b)	02/01/2028	79,420
45,000	(3 Mo. LIBOR + 0.95%), 3.509(b)	01/23/2029	46,608
JPMorgan Chase & Co. Series Z(a)(b)
85,000	(3 Mo. LIBOR + 3.80%), 5.300	12/31/2049	85,919
Mizuho Financial Group, Inc.
250,000	2.601	09/11/2022	250,832
Morgan Stanley(a)
50,000	(3 Mo. LIBOR + 1.40%), 3.981(b)	10/24/2023	50,946

Corporate Bonds – (continued)
Banks – (continued)
Morgan Stanley(a) – (continued)
50,000	(3 Mo. LIBOR + 0.85%), 3.737%(b)	04/24/2024	52,116
225,000	3.700	10/23/2024	237,310
25,000	3.625	01/20/2027	26,175
100,000	(3 Mo. LIBOR + 1.63%), 4.431(b)	01/23/2030	110,519
Morgan Stanley Series F
35,000	3.875	04/29/2024	37,085
Nuveen LLC(a)(c)
25,000	4.000	11/01/2028	27,428
Royal Bank of Canada(b)
50,000	(3 Mo. LIBOR + 0.39%), 2.973	04/30/2021	50,134
Santander UK plc
200,000	2.875	06/18/2024	200,911
Standard Chartered plc(a)(b)(c)
200,000	(3 Mo. LIBOR + 1.15%), 4.247	01/20/2023	206,411
Wells Fargo & Co.
175,000	3.000	10/23/2026	176,595
Westpac Banking Corp.(a)(b)
25,000	(5 Yr. Swap Rate + 2.24%), 4.322	11/23/2031	25,844

			3,539,080

Capital Goods – 1.4%
Air Lease Corp.(a)
75,000	3.750	06/01/2026	76,844
Boeing Co. (The)(a)
50,000	3.450	11/01/2028	52,696
Hubbell, Inc.(a)
45,000	3.500	02/15/2028	45,468
Northrop Grumman Corp.(a)
75,000	2.930	01/15/2025	76,478
75,000	3.250	01/15/2028	76,979
25,000	4.750	06/01/2043	28,964
Roper Technologies, Inc.
50,000	4.200	09/15/2028	53,476
Stanley Black & Decker, Inc.(a)
50,000	4.250	11/15/2028	55,616
United Technologies Corp.(a)
25,000	(3 Mo. LIBOR + 0.65%), 3.175(b)	08/16/2021	25,026
25,000	3.350	08/16/2021	25,546
50,000	3.950	08/16/2025	53,848
25,000	2.650	11/01/2026	25,104

			596,045

Consumer Services(a) – 0.4%
Marriott International, Inc.
85,000	2.300	01/15/2022	84,684
Starbucks Corp.
75,000	3.800	08/15/2025	79,999

			164,683

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Electric – 2.5%
Alliant Energy Finance LLC(a)(c)
$25,000	3.750%	06/15/2023	$25,925
Arizona Public Service Co.(a)
45,000	2.950	09/15/2027	45,514
Berkshire Hathaway Energy Co.(a)
25,000	3.250	04/15/2028	25,737
Dominion Energy, Inc.
50,000	3.071	08/15/2024	50,385
Emera US Finance LP(a)
45,000	2.700	06/15/2021	45,140
Entergy Corp.(a)
45,000	2.950	09/01/2026	44,985
Exelon Corp.(a)
45,000	3.497	06/01/2022	46,072
Florida Power & Light Co.(a)
68,000	4.125	02/01/2042	75,062
MidAmerican Energy Co.(a)
25,000	3.650	04/15/2029	26,956
NiSource, Inc.(a)
50,000	3.650	06/15/2023	51,746
95,000	3.490	05/15/2027	98,185
NRG Energy, Inc.(a)(c)
75,000	3.750	06/15/2024	77,073
Progress Energy, Inc.(a)
120,000	7.000	10/30/2031	161,696
Sempra Energy(a)(b)
70,000	(3 Mo. LIBOR + 0.50%), 3.097	01/15/2021	69,766
Southern California Edison Co. Series A(a)
50,000	4.200	03/01/2029	53,124
Southern Co. (The)(a)
60,000	3.250	07/01/2026	60,879
Vistra Operations Co. LLC(a)(c)
100,000	3.550	07/15/2024	100,748

			1,058,993

Energy – 4.1%
Anadarko Petroleum Corp.(a)
15,000	5.550	03/15/2026	16,851
30,000	6.450	09/15/2036	36,866
BP Capital Markets America, Inc.(a)
75,000	3.224	04/14/2024	77,604
25,000	4.234	11/06/2028	27,756
Cenovus Energy, Inc.(a)
25,000	4.250	04/15/2027	25,846
Continental Resources, Inc.(a)
150,000	4.500	04/15/2023	157,626
Devon Energy Corp.(a)
29,000	5.850	12/15/2025	34,552
25,000	5.600	07/15/2041	29,884
5,000	4.750	05/15/2042	5,470
Diamondback Energy, Inc.(a)(c)
100,000	4.750	11/01/2024	102,500

Corporate Bonds – (continued)
Energy – (continued)
Energy Transfer Operating LP(a)
25,000	4.650	06/01/2021	25,926
75,000	4.200	09/15/2023	78,599
25,000	5.250	04/15/2029	27,921
25,000	5.300	04/15/2047	26,088
25,000	6.000	06/15/2048	28,592
Enterprise Products Operating LLC(a)(b)
40,000	(3 Mo. LIBOR + 2.78%), 5.298	06/01/2067	36,800
EQM Midstream Partners LP(a)
100,000	4.750	07/15/2023	103,674
25,000	5.500	07/15/2028	26,308
Kinder Morgan Energy Partners LP(a)
25,000	5.400	09/01/2044	27,883
Kinder Morgan, Inc.(a)
145,000	3.050	12/01/2019	145,225
Marathon Oil Corp.(a)
25,000	4.400	07/15/2027	26,523
Marathon Petroleum Corp.(a)
25,000	3.625	09/15/2024	25,892
25,000	3.800	04/01/2028	25,442
MPLX LP(a)
25,000	4.800	02/15/2029	27,495
35,000	4.500	04/15/2038	35,314
25,000	5.500	02/15/2049	28,267
Newfield Exploration Co.(a)
50,000	5.625	07/01/2024	55,250
Petroleos Mexicanos
60,000	6.375	02/04/2021	61,635
20,000	6.750(a)	09/21/2047	17,741
Phillips 66(a)
60,000	3.900	03/15/2028	63,096
Pioneer Natural Resources Co.(a)
25,000	3.950	07/15/2022	25,991
Plains All American Pipeline LP(a)
15,000	3.650	06/01/2022	15,364
35,000	3.850	10/15/2023	36,122
45,000	4.500	12/15/2026	47,866
Sabine Pass Liquefaction LLC(a)
75,000	5.625	03/01/2025	83,911
75,000	5.000	03/15/2027	82,232
Western Midstream Operating LP(a)
25,000	5.450	04/01/2044	23,517
25,000	5.300	03/01/2048	23,198

			1,746,827

Food & Beverage – 2.4%
Anheuser-Busch Cos. LLC(a)
35,000	4.700	02/01/2036	38,479
35,000	4.900	02/01/2046	38,909
Anheuser-Busch InBev Finance, Inc.(a)
37,000	2.650	02/01/2021	37,189

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Food & Beverage – (continued)
Anheuser-Busch InBev Worldwide, Inc.(a)
$50,000	4.150%	01/23/2025	$54,122
125,000	4.000	04/13/2028	134,607
150,000	4.750	01/23/2029	169,992
Constellation Brands, Inc.(a)
75,000	(3 Mo. LIBOR + 0.70%), 3.218(b)	11/15/2021	75,001
50,000	4.250	05/01/2023	53,129
50,000	4.400	11/15/2025	54,694
25,000	3.700	12/06/2026	26,185
50,000	3.600	02/15/2028	51,565
Keurig Dr Pepper, Inc.(a)
50,000	4.057	05/25/2023	52,491
Mars, Inc.(a)(c)
25,000	2.700	04/01/2025	25,495
25,000	3.200	04/01/2030	25,936
Smithfield Foods, Inc.(a)(c)
125,000	2.700	01/31/2020	124,618
Tyson Foods, Inc.(a)
50,000	3.900	09/28/2023	52,618

			1,015,030

Health Care Equipment & Services – 1.5%
Becton Dickinson and Co.(a)
93,000	(3 Mo. LIBOR + 0.88%), 3.194(b)	12/29/2020	93,005
95,000	2.894	06/06/2022	96,246
25,000	3.363	06/06/2024	25,775
Cigna Corp.(a)(c)
150,000	3.750	07/15/2023	156,104
CVS Health Corp.(a)
45,000	4.125	05/15/2021	46,206
75,000	3.500	07/20/2022	77,032
50,000	3.700	03/09/2023	51,643
50,000	3.875	07/20/2025	52,185
25,000	4.780	03/25/2038	26,046
UnitedHealth Group, Inc.(a)
35,000	4.625	07/15/2035	40,191

			664,433

Life Insurance – 0.6%
American International Group, Inc.(a)
125,000	3.900	04/01/2026	130,730
25,000	4.200	04/01/2028	26,652
Marsh & McLennan Cos., Inc.
50,000	4.375	03/15/2029	55,145
Principal Financial Group, Inc.
50,000	3.100	11/15/2026	50,501

			263,028

Materials(a) – 0.4%
DuPont de Nemours, Inc.
50,000	4.205	11/15/2023	53,521
50,000	4.493	11/15/2025	55,308

Corporate Bonds – (continued)
Materials(a) – (continued)
Ecolab, Inc.
4,000	5.500	12/08/2041	5,104
Huntsman International LLC
25,000	4.500	05/01/2029	25,744
Sherwin-Williams Co. (The)
25,000	3.450	06/01/2027	25,657

			165,334

Media & Entertainment(a) – 1.8%
CCO Safari II LLC
65,000	4.464	07/23/2022	68,243
92,000	4.500	02/01/2024	97,931
70,000	4.908	07/23/2025	75,965
Comcast Corp.
125,000	3.700	04/15/2024	132,581
45,000	3.375	08/15/2025	47,032
25,000	3.300	02/01/2027	25,987
25,000	3.150	02/15/2028	25,632
125,000	4.150	10/15/2028	137,666
25,000	4.250	10/15/2030	27,857
Fox Corp.(c)
25,000	4.030	01/25/2024	26,559
25,000	4.709	01/25/2029	27,925
Time Warner Cable LLC
15,000	5.000	02/01/2020	15,210
Walt Disney Co. (The)(c)
25,000	3.700	09/15/2024	26,584
25,000	6.150	03/01/2037	33,920

			769,092

Metals and Mining(a)(c) – 0.2%
Glencore Funding LLC
75,000	4.125	03/12/2024	77,651
25,000	4.625	04/29/2024	26,450

			104,101

Pharmaceuticals, Biotechnology & Life Sciences(a) – 2.5%
AbbVie, Inc.
45,000	2.500	05/14/2020	44,993
75,000	3.375	11/14/2021	76,498
50,000	3.750	11/14/2023	52,137
Amgen, Inc.
70,000	3.125	05/01/2025	71,570
Bayer US Finance II LLC(c)
200,000	3.875	12/15/2023	207,268
Bayer US Finance LLC
200,000	3.000	10/08/2021	201,474
Celgene Corp.
125,000	3.875	08/15/2025	133,541
Elanco Animal Health, Inc.(c)
50,000	3.912	08/27/2021	51,183
25,000	4.272	08/28/2023	26,285
Pfizer, Inc.
75,000	3.450	03/15/2029	79,305

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Pharmaceuticals, Biotechnology & Life Sciences(a) – (continued)
Teva Pharmaceutical Finance Netherlands III BV
$30,000	2.200%	07/21/2021	$28,425
Thermo Fisher Scientific, Inc.
35,000	3.000	04/15/2023	35,815
15,000	3.650	12/15/2025	15,790
Zoetis, Inc.
45,000	3.000	09/12/2027	45,226

			1,069,510

Pipelines(a) – 0.3%
Columbia Pipeline Group, Inc.
35,000	3.300	06/01/2020	35,236
Sunoco Logistics Partners Operations LP
15,000	4.250	04/01/2024	15,719
Williams Cos., Inc. (The)
25,000	3.600	03/15/2022	25,643
25,000	3.900	01/15/2025	26,162
35,000	4.000	09/15/2025	36,987

			139,747

Property/Casualty Insurance(a) – 0.2%
Arch Capital Group US, Inc.
36,000	5.144	11/01/2043	42,870
XLIT Ltd.
45,000	4.450	03/31/2025	48,438

			91,308

Real Estate Investment Trusts(a) – 1.9%
Alexandria Real Estate Equities, Inc.
25,000	3.800	04/15/2026	26,223
American Campus Communities Operating Partnership LP
95,000	4.125	07/01/2024	100,283
American Homes 4 Rent LP
75,000	4.900	02/15/2029	81,589
American Tower Corp.
75,000	3.375	05/15/2024	77,058
Crown Castle International Corp.
25,000	2.250	09/01/2021	24,887
85,000	3.150	07/15/2023	86,625
60,000	3.650	09/01/2027	61,829
CubeSmart LP
45,000	4.000	11/15/2025	47,207
HCP, Inc.
10,000	2.625	02/01/2020	10,009
Healthcare Trust of America Holdings LP
35,000	3.375	07/15/2021	35,401
Kilroy Realty LP
25,000	4.750	12/15/2028	27,718
National Retail Properties, Inc.
45,000	4.000	11/15/2025	47,545
Office Properties Income Trust
25,000	3.600	02/01/2020	25,058
Ventas Realty LP
45,000	3.500	02/01/2025	46,476

Corporate Bonds – (continued)
Real Estate Investment Trusts(a) – (continued)
VEREIT Operating Partnership LP
$50,000	4.625%	11/01/2025	$53,735
50,000	3.950	08/15/2027	51,499
WP Carey, Inc.
25,000	3.850	07/15/2029	25,302

			828,444

Retailing(a) – 0.8%
Alimentation Couche-Tard, Inc.(c)
45,000	2.700	07/26/2022	45,065
Amazon.com, Inc.
35,000	5.200	12/03/2025	40,846
45,000	4.800	12/05/2034	55,208
15,000	3.875	08/22/2037	16,517
Dollar Tree, Inc.
50,000	4.000	05/15/2025	51,961
50,000	4.200	05/15/2028	51,726
Expedia Group, Inc.
35,000	3.800	02/15/2028	35,598
Home Depot, Inc. (The)
25,000	3.900	12/06/2028	27,530
25,000	4.250	04/01/2046	28,132

			352,583

Software & Services(a) – 0.5%
Fiserv, Inc.
25,000	3.800	10/01/2023	26,302
100,000	2.750	07/01/2024	100,847
50,000	3.200	07/01/2026	51,114
25,000	4.200	10/01/2028	27,025

			205,288

Technology(a) – 2.3%
Apple, Inc.
225,000	2.450	08/04/2026	224,448
Broadcom Corp.
50,000	2.650	01/15/2023	49,309
125,000	3.625	01/15/2024	126,308
50,000	3.125	01/15/2025	48,813
Broadcom, Inc.(c)
100,000	3.125	10/15/2022	100,531
50,000	3.625	10/15/2024	50,243
50,000	4.250	04/15/2026	50,599
Dell International LLC(c)
45,000	5.450	06/15/2023	48,480
50,000	6.020	06/15/2026	55,039
Hewlett Packard Enterprise Co.
45,000	4.900	10/15/2025	49,358
25,000	6.350	10/15/2045	27,646
Microchip Technology, Inc.
25,000	3.922	06/01/2021	25,462
NXP BV(c)
50,000	3.875	06/18/2026	51,305
Oracle Corp.
70,000	2.500	05/15/2022	70,683

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate		Maturity Date		Value

Corporate Bonds – (continued)
Technology(a) – (continued)
QUALCOMM, Inc.
$25,000	2.600%		01/30/2023			$25,052

						1,003,276

Tobacco(a) – 0.3%
Altria Group, Inc.
75,000	3.800		02/14/2024			78,199
BAT Capital Corp.
25,000	3.222		08/15/2024			25,193
25,000	4.540		08/15/2047			23,218

						126,610

Transportation – 0.8%
Avolon Holdings Funding Ltd.(a)(c)
25,000	3.950		07/01/2024			25,600
Burlington Northern Santa Fe LLC(a)
25,000	4.050		06/15/2048			27,535
Delta Air Lines, Inc.
150,000	3.400		04/19/2021			152,283
FedEx Corp.(a)
45,000	3.400		02/15/2028			46,375
Penske Truck Leasing Co. LP(a)(c)
70,000	3.375		02/01/2022			71,315

						323,108

Wireless Telecommunications – 2.3%
American Tower Corp.(a)
45,000	4.700		03/15/2022			47,464
AT&T, Inc.(a)
60,000	3.200		03/01/2022			61,249
105,000	3.800		03/15/2022			108,807
50,000	3.000		06/30/2022			50,848
120,000	3.600		02/17/2023			124,551
70,000	3.400		05/15/2025			71,815
110,000	4.250		03/01/2027			117,554
25,000	4.900		08/15/2037			26,988
Verizon Communications, Inc.
25,000	3.376		02/15/2025			26,085
145,000	4.329(a)		09/21/2028			160,381
62,000	5.012		04/15/2049			73,672
Vodafone Group plc(a)
100,000	3.750		01/16/2024			104,567

						973,981

TOTAL CORPORATE BONDS
(Cost $14,593,137)						$15,225,951

Mortgage-Backed Securities – 32.4%
FHLMC – 0.1%
$3,321	4.500%		07/01/2024			$3,455
19,480	4.500		11/01/2024			20,299
4,311	4.500		12/01/2024			4,497
7,470	7.500		12/01/2029			8,727
2,199	5.000		10/01/2033			2,379
3,383	5.000		07/01/2035			3,661

Mortgage-Backed Securities – (continued)
FHLMC – (continued)
4,592		5.000		12/01/2035			5,020
957		5.000		03/01/2038			1,032
2,995		5.000		06/01/2041			3,241

							52,311

GNMA – 24.0%
1,438		7.000		10/15/2025			1,460
5,799		7.000		11/15/2025			6,207
836		7.000		02/15/2026			855
2,746		7.000		04/15/2026			2,921
2,694		7.000		03/15/2027			2,883
17,529		7.000		11/15/2027			18,055
174		7.000		01/15/2028			174
9,739		7.000		02/15/2028			10,784
1,574		7.000		03/15/2028			1,588
877		7.000		04/15/2028			884
137		7.000		05/15/2028			152
2,647		7.000		06/15/2028			2,902
5,082		7.000		07/15/2028			5,568
10,059		7.000		09/15/2028			10,835
1,958		7.000		11/15/2028			2,082
1,264		7.500		11/15/2030			1,266
108,763		6.000		08/20/2034			125,021
105,327		5.000		06/15/2040			113,389
494,144		4.000		08/20/2043			521,578
239,470		4.000		10/20/2045			252,540
894,469		4.500		09/20/2048			933,843
973,712		5.000		12/20/2048			1,019,944
5,000,000		4.500		TBA-30yr	(d)		5,212,096
2,000,000		3.500		TBA-30yr	(d)		2,064,072

							10,311,099

UMBS – 5.9%
UMBS
319		5.000		06/01/2023			331
26,496		5.500		09/01/2023			27,467
8,038		5.500		10/01/2023			8,337
1,491		4.500		07/01/2024			1,547
47,921		4.500		11/01/2024			49,884
21,934		4.500		12/01/2024			22,858
6,855		9.000		11/01/2025			7,661
29,333		7.000		08/01/2026			32,463
13,271		8.000		10/01/2029			15,448
1,152		8.500		04/01/2030			1,358
2,143		8.000		05/01/2030			2,254
25		8.500		06/01/2030			25
6,424		8.000		08/01/2032			7,531
9,002		4.500		08/01/2039			9,775
40,827		3.000		01/01/2043			41,818
170,507		3.000		03/01/2043			174,659
235,336		3.000		04/01/2043			241,125
176,554		3.000		05/01/2043			180,897
564,950		4.500		04/01/2045			613,657
62,913		4.500		05/01/2045			68,297
395,702		4.000		02/01/2048			416,640
523,814		4.000		03/01/2048			551,532
43,431		4.000		07/01/2048			45,931

							2,521,495

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)
UMBS, 30 Year, Single Family – 2.4%
	UMBS, 30 Year, Single Family
	$1,000,000	4.000%	TBA-30yr	(d)	$1,033,453

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost $13,821,887)				$13,918,358

Collateralized Mortgage Obligations – 2.2%
Adjustable Rate Non-Agency(a)(b) – 2.0%
	Alternative Loan Trust Series 2005-38, Class A1
	$84,768	4.004%	09/25/2035		$84,094
	Harben Finance plc Series 2017-1X, Class A
GBP	77,953	1.604	08/20/2056		98,836
	Lehman XS Trust Series 2005-7N, Class 1A1A
	$142,798	2.944	12/25/2035		140,703
	London Wall Mortgage Capital plc Series 2017-FL1, Class A
GBP	70,793	1.656	11/15/2049		89,747
	MASTR Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	$184,474	3.354	12/25/2046		273,319
	Ripon Mortgages plc Series 1X, Class A2
GBP	140,628	1.604	08/20/2056		178,300

					864,999

Sequential Fixed Rate – 0.2%
	FNMA REMIC Series 2012-111, Class B
	$11,999	7.000	10/25/2042		13,938
	FNMA REMIC Series 2012-153, Class B
	32,686	7.000	07/25/2042		38,175

					52,113

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $806,964)				$917,112

Commercial Mortgage-Backed Security(a)(b)(c) – 0.4%
Adjustable Rate Non-Agency – 0.4%
	Exantas Capital Corp. Ltd. Series 2018-RSO6, Class A
	$149,911	3.224%	06/15/2035		$150,099
	(Cost $149,911)

U.S. Government Agency Securities – 2.4%
	FHLB
	$100,000	3.375%	12/08/2023		$106,391
	FNMA
	400,000	1.875	09/24/2026		395,850
	400,000	6.250	05/15/2029		540,202

	TOTAL U.S. GOVERNMENT AGENCY SECURITIES
	(Cost $1,012,670)				$1,042,443

Asset-Backed Securities(a) – 8.4%
Automobile – 0.2%
	Ally Master Owner Trust Series 2018-1, Class A2
	$100,000	2.700	01/17/2023		$100,656

Collateralized Debt Obligations(b)(c) – 1.5%
	Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A
	200,000	3.544	06/15/2028		200,435
	KREF Ltd. Series 2018-FL1, Class A
	150,000	3.494	06/15/2036		150,281
	Orix Credit Alliance Owner Trust Ltd. Series 2018-CRE1, Class A
	125,000	3.574	06/15/2036		125,156
	TPG Real Estate Finance Issuer Ltd. Series 2018-FL2, Class A
	175,000	3.524	11/15/2037		175,328

					651,200

Collateralized Loan Obligations(b)(c) – 2.1%
	CBAM Ltd. Series 2018-5A, Class A
	525,000	3.608	04/17/2031		518,475
	Cutwater Ltd. Series 2014-1A, Class A1AR
	372,869	3.847	07/15/2026		372,961

					891,436

Home Equity(b) –0.2%
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
	7,044	7.000	09/25/2037		7,093
	GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
	54,456	7.000	09/25/2037		56,570

					63,663

Student Loans(b) –4.4%
	Academic Loan Funding Trust Series 2012-1A, Class A2(c)
	453,276	3.504	12/27/2044		458,344
	Chase Education Loan Trust Series 2007-A, Class A3
	11,043	2.400	12/28/2023		11,029
	ECMC Group Student Loan Trust Series 2016-1A, Class A(c)
	365,976	3.754	07/26/2066		368,699
	EFS Volunteer No. 2 LLC Series 2012-1, Class A2(c)
	550,000	3.754	03/25/2036		553,523
	Nelnet Student Loan Trust Series 2006-2, Class A5
	43,924	2.680	01/25/2030		43,912
	Northstar Education Finance, Inc. Series 2007-1, Class A1
	41,969	2.680	04/28/2030		41,712
	Scholar Funding Trust Series 2010-A, Class A(c)
	107,187	3.332	10/28/2041		105,964
	SLM Student Loan Trust Series 2003-7A, Class A5A(c)
	324,793	3.610	12/15/2033		324,083

					1,907,266

	TOTAL ASSET-BACKED SECURITIES
	(Cost $3,606,835)				$3,614,221

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Foreign Government Securities – 4.5%
	Indonesia Government International Note(c)
	$230,000	4.750%	01/08/2026	$250,484
	Israel Government AID Bond(e)
	400,000	5.500	09/18/2023	456,794
	200,000	5.500	12/04/2023	229,910
	100,000	5.500	04/26/2024	115,925
	Kuwait International Government Bond
	500,000	3.500	03/20/2027	531,875
	Mexico Government Bond
EUR	100,000	1.625	04/08/2026	116,571
	United Arab Emirates Government International Bond(c)
	$220,000	3.125	10/11/2027	227,975

	TOTAL FOREIGN GOVERNMENT SECURITIES
	(Cost $1,856,617)			$1,929,534

	Municipal Bonds – 1.6%
California – 0.4%
	California State Various Purpose GO Bonds Series 2010
	$105,000	7.625%	03/01/2040	$165,684

	Illinois – 0.9%
	Illinois State GO Bonds for Build America Bonds Series 2010-5
	100,000	7.350	07/01/2035	117,923
	Illinois State GO Bonds Pension Funding Series 2003
	25,000	5.100	06/01/2033	26,327
	Illinois State GO Bonds Series 2015-B(f)
	199,000	7.750	01/01/2025	256,316

				400,566

	Ohio – 0.3%
	American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
	100,000	6.270	02/15/2050	134,309

	TOTAL MUNICIPAL BONDS
	(Cost $582,015)			$700,559

	U.S. Treasury Obligations – 12.4%
	U.S. Treasury Bonds
	$410,000	3.750%	11/15/2043	$504,364
	1,250,000	2.875	11/15/2046	1,335,937
	120,000	3.000	05/15/2047	131,269
	150,000	2.750	11/15/2047	156,328
	1,310,000	3.000	02/15/2048	1,432,813
	U.S. Treasury Inflation Linked Notes
	91,625	0.750	07/15/2028	95,526
	U.S. Treasury Notes
	370,000	1.875	06/30/2026	369,982
	80,000	2.875	08/15/2028	85,925
	U.S. Treasury STRIPS Bonds(g)
	1,800,000	0.000	02/15/2036	1,207,617

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $5,002,366)			$5,319,761

Shares	Dividend Rate	Value

Investment Company(h) – 17.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
7,501,840	2.308%	$7,501,840
(Cost $7,501,840)

TOTAL INVESTMENTS – 117.3%
(Cost $48,934,242)		$50,319,878

LIABILITIES IN EXCESS OF OTHER ASSETS –(17.3)%		(7,405,448)

NET ASSETS – 100.0%		$42,914,430

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2019.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,309,621 which represents approximately 19.4% of net assets as of June 30, 2019.

(e)	Guaranteed by the United States Government. Total market value of these securities amounts to $802,629, which represents 1.9% of net assets as of June 30, 2019.

(f)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Represents an Affiliated Issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBR	—Bank Bill Reference Rate
EURIBOR	—Euro Interbank Offer Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NIBOR	—Norwegian Interbank Offered Rate
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
SONIA	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UMBS	—Uniform Mortgage-Backed Securities
Yr.	—Year

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2019, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	AUD	814,484	USD	567,637	09/18/2019	$4,210
	CAD	258,925	USD	194,218	07/05/2019	3,517
	CAD	673,586	USD	509,287	09/18/2019	5,307
	EUR	13,380	GBP	11,933	09/18/2019	102
	EUR	94,685	NOK	919,686	09/18/2019	296
	EUR	775,399	USD	873,256	07/10/2019	9,048
	EUR	86,995	USD	98,657	09/18/2019	888
	GBP	16,539	SEK	194,061	09/18/2019	62
	GBP	89,772	USD	113,927	09/18/2019	485
	JPY	11,613,101	USD	105,181	07/01/2019	2,533
	JPY	11,613,101	USD	108,192	09/05/2019	53
	JPY	13,968,927	USD	129,831	09/18/2019	491
	NOK	2,539,761	EUR	258,790	09/18/2019	3,190
	NZD	1,030,639	USD	679,555	09/18/2019	13,037
	SEK	868,681	EUR	81,301	09/18/2019	1,098
	SEK	135,768	NOK	124,239	09/18/2019	108
	SEK	149,291	USD	15,739	09/18/2019	428
	USD	115,869	AUD	163,475	07/03/2019	1,098
	USD	87,183	CHF	84,410	09/18/2019	92
	USD	50,543	EUR	44,088	09/18/2019	95
	USD	742,436	GBP	564,969	07/08/2019	24,731
	USD	16,979	GBP	13,272	09/18/2019	64
	USD	130,975	JPY	13,997,211	09/18/2019	390
	USD	152,078	SEK	1,410,504	07/17/2019	6
	USD	75,218	SEK	692,922	09/18/2019	176

TOTAL						$71,505

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	31,842	CHF	21,830	09/18/2019	$(116)
	AUD	206,843	USD	146,608	07/03/2019	(1,389)
	CAD	108,774	USD	83,220	09/18/2019	(38)
	EUR	30,970	SEK	329,520	09/18/2019	(249)
	GBP	17,589	CAD	29,484	09/18/2019	(131)
	GBP	130,331	EUR	146,054	09/18/2019	(1,020)
	GBP	253,000	USD	332,472	07/08/2019	(11,075)
	GBP	23,410	USD	29,922	09/18/2019	(87)
	JPY	2,687,288	USD	25,098	09/18/2019	(27)
	NOK	268,994	USD	31,678	09/18/2019	(76)
	SEK	1,223,000	USD	131,861	07/17/2019	(5)
	USD	232,715	AUD	332,187	09/18/2019	(1,055)
	USD	205,525	CAD	274,000	07/05/2019	(3,722)
	USD	172,608	CAD	227,451	09/18/2019	(1,330)
	USD	105,091	CHF	103,190	09/18/2019	(614)
	USD	924,754	EUR	821,000	07/10/2019	(9,439)
	USD	682,143	EUR	599,601	09/18/2019	(3,953)
	USD	17,175	GBP	13,497	09/18/2019	(26)
	USD	81,160	JPY	8,960,919	07/01/2019	(1,954)
	USD	83,483	JPY	8,960,919	09/05/2019	(41)
	USD	80,455	JPY	8,642,377	09/18/2019	(173)
	USD	65,672	NOK	563,198	09/18/2019	(495)
	USD	123,812	NZD	186,577	09/18/2019	(1,717)
	USD	77,393	SEK	725,007	09/18/2019	(1,124)

TOTAL						$(39,856)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Australia 3 Year Bond	5	09/16/2019	$403,445	$191
Euro-Bund	3	09/06/2019	589,200	5,662
Long Gilt	1	09/26/2019	165,550	(319)
U.S. Treasury 2 Year Note	30	09/30/2019	6,454,219	33,613
U.S. Treasury 5 Year Note	28	09/30/2019	3,307,281	51,911
U.S. Treasury Long Bond	14	09/19/2019	2,177,000	49,594

Total				$140,652

Short position contracts:
3 Month Eurodollar	(1)	09/16/2019	$(244,975)	$(1,977)
3 Month Eurodollar	(17)	12/16/2019	(4,168,612)	(35,803)
Australia 10 Year Bond	(2)	09/16/2019	(201,213)	(405)
Euro-OAT	(2)	09/06/2019	(375,129)	(5,949)
U.S. Treasury 10 Year Ultra Note	(9)	09/19/2019	(1,242,422)	(25,036)
U.S. Treasury Ultra Bond	(4)	09/19/2019	(709,625)	(20,087)

Total				$(89,257)

Total Futures Contracts				$51,395

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2019(a)	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold(b):
iTraxx Europe Index	1.000%	0.523%	06/20/2024	EUR	260	$7,110	$6,835	$275
Prudential Financial, Inc.	1.000	0.564	06/20/2024	USD	75	1,576	1,261	315
Republic of Colombia	1.000	0.916	06/20/2024	USD	190	772	685	87
United Mexican States	1.000	1.106	06/20/2024	USD	20	(95)	(296)	201
Markit CDX North America Investment Grade Index	1.000	0.475	12/20/2023	USD	700	15,914	6,630	9,284
Markit CDX North America Investment Grade Index	1.000	0.545	06/20/2024	USD	950	20,631	13,710	6,921

TOTAL						$45,908	$28,825	$17,083

(a)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

(b)	Payments received quarterly.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Termination Date	Notional Amount (000’s)			Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.727%(b)	1 Day SONIA	11/07/2019	GBP	1,860	(a)	$(154)	$10	$(164)
3 Month BBR(c)	1.500%	09/18/2021	NZD	1,770	(a)	4,372	2,288	2,084
1.750(d)	3 Month LIBOR	09/18/2021	USD	680	(a)	(514)	515	(1,029)
1.100 (e)	1 Day SONIA	08/01/2023	GBP	40		(1,065)	(340)	(725)
3 Month BA(d)	2.750	09/18/2024	CAD	960	(a)	36,768	36,024	744
6 Month EURIBOR(d)	0.500	09/18/2024	EUR	1,430	(a)	58,857	50,236	8,621
0.250(e)	3 Month STIBOR	09/18/2024	SEK	12,350	(a)	(8,558)	(5,009)	(3,549)
2.000(d)	3 Month LIBOR	09/18/2024	USD	670	(a)	(8,325)	(7,255)	(1,070)
6 Month BBR(d)	1.750	09/18/2026	AUD	190	(a)	3,295	1,731	1,564
1.500(d)	6 Month LIBOR	09/18/2026	GBP	100	(a)	(4,577)	(4,755)	178
1.900(d)	6 Month LIBOR	08/03/2028	GBP	180	(a)	(8,182)	(308)	(7,874)
6 Month LIBOR(d)	1.050	08/07/2028	CHF	280	(a)	15,171	(235)	15,406
6 Month EURIBOR(d)	1.200	02/12/2029	EUR	350	(a)	13,723	2,106	11,617
1.500(d)	6 Month LIBOR	02/12/2029	GBP	540	(a)	(10,424)	(856)	(9,568)
3 Month LIBOR(c)	2.800	02/12/2029	USD	370	(a)	10,755	1,414	9,341
6 Month EURIBOR(d)	1.200	02/21/2029	EUR	240	(a)	9,350	1,640	7,710
2.300(e)	6 Month NIBOR	02/21/2029	NOK	2,570	(a)	(5,028)	(693)	(4,335)
0.900(e)	6 Month EURIBOR	05/20/2029	EUR	1,260	(a)	(24,376)	(6,220)	(18,156)
3 Month LIBOR(c)	2.500	05/20/2029	USD	1,240	(a)	18,084	5,431	12,653
6 Month BBR(d)	2.000	09/18/2029	AUD	270	(a)	7,399	7,828	(429)
6 Month EURIBOR(d)	1.000	09/18/2029	EUR	40	(a)	3,677	3,049	628
1.500(d)	6 Month LIBOR	09/18/2029	GBP	100	(a)	(5,370)	(5,665)	295
1.800(e)	6 Month NIBOR	09/18/2029	NOK	720	(a)	417	177	240
0.750(e)	3 Month STIBOR	09/18/2029	SEK	310	(a)	(607)	(348)	(259)

TOTAL						$104,688	$80,765	$23,923

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2019.
(b)	Payments made at the termination date.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made annually.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Automobiles & Components – 0.5%
1,838	Aptiv plc	$148,565
1,437	BorgWarner, Inc.	60,325
27,721	Ford Motor Co.	283,586
9,145	General Motors Co.	352,357
1,096	Harley-Davidson, Inc.	39,270

		884,103

Banks – 5.4%
62,071	Bank of America Corp.	1,800,059
5,309	BB&T Corp.	260,831
16,218	Citigroup, Inc.	1,135,746
3,212	Citizens Financial Group, Inc.	113,576
1,154	Comerica, Inc.	83,827
5,333	Fifth Third Bancorp	148,791
1,133	First Republic Bank	110,637
7,565	Huntington Bancshares, Inc.	104,548
22,781	JPMorgan Chase & Co.	2,546,916
7,100	KeyCorp	126,025
973	M&T Bank Corp.	165,478
2,606	People’s United Financial, Inc.	43,729
3,189	PNC Financial Services Group, Inc. (The)	437,786
7,021	Regions Financial Corp.	104,894
3,135	SunTrust Banks, Inc.	197,035
365	SVB Financial Group*	81,975
10,593	US Bancorp	555,073
28,380	Wells Fargo & Co.	1,342,942
1,283	Zions Bancorp NA	58,992

		9,418,860

Capital Goods – 6.6%
4,058	3M Co.	703,414
666	Allegion plc	73,626
1,583	AMETEK, Inc.	143,800
982	AO Smith Corp.	46,311
2,732	Arconic, Inc.	70,540
3,687	Boeing Co. (The)	1,342,105
4,036	Caterpillar, Inc.	550,066
1,023	Cummins, Inc.	175,281
2,227	Deere & Co.	369,036
1,030	Dover Corp.	103,206
2,941	Eaton Corp. plc	244,926
4,274	Emerson Electric Co.	285,161
3,994	Fastenal Co.	130,164
906	Flowserve Corp.	47,737
2,038	Fortive Corp.	166,138
1,039	Fortune Brands Home & Security, Inc.	59,358
1,901	General Dynamics Corp.	345,640
60,946	General Electric Co.	639,933
836	Harris Corp.	158,113
5,103	Honeywell International, Inc.	890,933
286	Huntington Ingalls Industries, Inc.	64,276
2,110	Illinois Tool Works, Inc.	318,209
1,702	Ingersoll-Rand plc	215,592
807	Jacobs Engineering Group, Inc.	68,103
5,609	Johnson Controls International plc	231,708

Common Stocks – (continued)
Capital Goods – (continued)
553	L3 Technologies, Inc.	135,579
1,721	Lockheed Martin Corp.	625,652
2,060	Masco Corp.	80,834
1,195	Northrop Grumman Corp.	386,116
2,473	PACCAR, Inc.	177,215
908	Parker-Hannifin Corp.	154,369
1,073	Pentair plc	39,916
1,029	Quanta Services, Inc.	39,297
1,982	Raytheon Co.	344,630
844	Rockwell Automation, Inc.	138,273
723	Roper Technologies, Inc.	264,806
398	Snap-on, Inc.	65,925
1,075	Stanley Black & Decker, Inc.	155,456
1,710	Textron, Inc.	90,698
341	TransDigm Group, Inc.*	164,976
549	United Rentals, Inc.*	72,814
5,693	United Technologies Corp.	741,229
963	Wabtec Corp.	69,105
324	WW Grainger, Inc.	86,907
1,258	Xylem, Inc.	105,219

		11,382,392

Commercial & Professional Services – 0.7%
593	Cintas Corp.	140,713
1,399	Copart, Inc.*	104,561
843	Equifax, Inc.	114,008
2,597	IHS Markit Ltd.*	165,481
2,557	Nielsen Holdings plc	57,788
1,483	Republic Services, Inc.	128,487
814	Robert Half International, Inc.	46,406
1,077	Rollins, Inc.	38,632
1,132	Verisk Analytics, Inc.	165,793
2,719	Waste Management, Inc.	313,691

		1,275,560

Consumer Durables & Apparel – 1.1%
1,057	Capri Holdings Ltd.*	36,657
2,376	DR Horton, Inc.	102,477
839	Garmin Ltd.	66,952
2,697	Hanesbrands, Inc.	46,442
815	Hasbro, Inc.	86,129
931	Leggett & Platt, Inc.	35,723
2,065	Lennar Corp. Class A	100,070
421	Mohawk Industries, Inc.*	62,085
2,664	Newell Brands, Inc.	41,079
8,873	NIKE, Inc. Class B	744,888
1,728	PulteGroup, Inc.	54,639
525	PVH Corp.	49,686
358	Ralph Lauren Corp.	40,665
2,140	Tapestry, Inc.	67,902
1,254	Under Armour, Inc. Class A*	31,789
1,232	Under Armour, Inc. Class C*	27,351
2,257	VF Corp.	197,149
464	Whirlpool Corp.	66,055

		1,857,738

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – 1.9%
2,767	Carnival Corp.	$128,804
168	Chipotle Mexican Grill, Inc.*	123,124
875	Darden Restaurants, Inc.	106,514
1,374	H&R Block, Inc.	40,258
2,060	Hilton Worldwide Holdings, Inc.	201,344
1,974	Marriott International, Inc. Class A	276,933
5,381	McDonald’s Corp.	1,117,418
3,644	MGM Resorts International	104,109
1,502	Norwegian Cruise Line Holdings Ltd.*	80,552
1,210	Royal Caribbean Cruises Ltd.	146,664
8,538	Starbucks Corp.	715,741
689	Wynn Resorts Ltd.	85,429
2,178	Yum! Brands, Inc.	241,039

		3,367,929

Diversified Financials – 5.1%
380	Affiliated Managers Group, Inc.	35,013
4,793	American Express Co.	591,648
945	Ameriprise Financial, Inc.	137,176
6,158	Bank of New York Mellon Corp. (The)	271,876
13,658	Berkshire Hathaway, Inc. Class B*	2,911,476
831	BlackRock, Inc.	389,988
3,269	Capital One Financial Corp.	296,629
784	Cboe Global Markets, Inc.	81,246
8,332	Charles Schwab Corp. (The)	334,863
2,509	CME Group, Inc.	487,022
2,326	Discover Financial Services	180,474
1,705	E*TRADE Financial Corp.	76,043
2,129	Franklin Resources, Inc.	74,089
2,420	Goldman Sachs Group, Inc. (The)(a)	495,132
3,967	Intercontinental Exchange, Inc.	340,924
2,721	Invesco Ltd.	55,672
1,803	Jefferies Financial Group, Inc.	34,672
264	MarketAxess Holdings, Inc.	84,855
1,176	Moody’s Corp.	229,685
9,071	Morgan Stanley	397,400
594	MSCI, Inc.	141,841
835	Nasdaq, Inc.	80,302
1,522	Northern Trust Corp.	136,980
924	Raymond James Financial, Inc.	78,124
1,740	S&P Global, Inc.	396,355
2,713	State Street Corp.	152,091
4,672	Synchrony Financial	161,978
1,674	T. Rowe Price Group, Inc.	183,655

		8,837,209

Energy – 5.0%
3,534	Anadarko Petroleum Corp.	249,359
2,555	Apache Corp.	74,018
3,714	Baker Hughes a GE Co.	91,476
3,095	Cabot Oil & Gas Corp.	71,061
13,317	Chevron Corp.	1,657,168
696	Cimarex Energy Co.	41,294
1,428	Concho Resources, Inc.	147,341
8,016	ConocoPhillips	488,976

Common Stocks – (continued)
Energy – (continued)
2,868	Devon Energy Corp.	81,795
1,111	Diamondback Energy, Inc.	121,066
4,085	EOG Resources, Inc.	380,559
29,709	Exxon Mobil Corp.	2,276,601
6,174	Halliburton Co.	140,397
800	Helmerich & Payne, Inc.	40,496
1,795	Hess Corp.	114,108
1,140	HollyFrontier Corp.	52,759
13,750	Kinder Morgan, Inc.	287,100
5,720	Marathon Oil Corp.	81,281
4,677	Marathon Petroleum Corp.	261,351
2,775	National Oilwell Varco, Inc.	61,688
3,360	Noble Energy, Inc.	75,264
5,233	Occidental Petroleum Corp.	263,115
2,873	ONEOK, Inc.	197,691
2,920	Phillips 66	273,137
1,190	Pioneer Natural Resources Co.	183,093
9,736	Schlumberger Ltd.	386,909
2,968	TechnipFMC plc	76,990
2,963	Valero Energy Corp.	253,662
8,522	Williams Cos., Inc. (The)	238,957

		8,668,712

Food & Staples Retailing – 1.5%
3,087	Costco Wholesale Corp.	815,771
5,682	Kroger Co. (The)	123,356
3,351	Sysco Corp.	236,983
5,581	Walgreens Boots Alliance, Inc.	305,113
9,811	Walmart, Inc.	1,084,017

		2,565,240

Food, Beverage & Tobacco – 3.9%
13,128	Altria Group, Inc.	621,611
3,934	Archer-Daniels-Midland Co.	160,507
1,128	Brown-Forman Corp. Class B	62,525
1,352	Campbell Soup Co.	54,175
27,065	Coca-Cola Co. (The)	1,378,150
3,405	Conagra Brands, Inc.	90,301
1,180	Constellation Brands, Inc. Class A	232,389
4,146	General Mills, Inc.	217,748
985	Hershey Co. (The)	132,019
1,987	Hormel Foods Corp.	80,553
818	JM Smucker Co. (The)	94,225
1,817	Kellogg Co.	97,337
4,451	Kraft Heinz Co. (The)	138,159
1,072	Lamb Weston Holdings, Inc.	67,922
873	McCormick & Co., Inc. (Non-Voting)	135,324
1,300	Molson Coors Brewing Co. Class B	72,800
10,188	Mondelez International, Inc. Class A	549,133
2,747	Monster Beverage Corp.*	175,341
9,879	PepsiCo, Inc.	1,295,433
10,896	Philip Morris International, Inc.	855,663
2,107	Tyson Foods, Inc. Class A	170,119

		6,681,434

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – 6.3%
12,316	Abbott Laboratories	$1,035,776
319	ABIOMED, Inc.*	83,096
514	Align Technology, Inc.*	140,682
1,093	AmerisourceBergen Corp.	93,189
1,809	Anthem, Inc.	510,518
3,319	Baxter International, Inc.	271,826
1,892	Becton Dickinson and Co.	476,803
9,703	Boston Scientific Corp.*	417,035
2,112	Cardinal Health, Inc.	99,475
2,888	Centene Corp.*	151,447
2,258	Cerner Corp.	165,511
2,687	Cigna Corp.	423,337
344	Cooper Cos., Inc. (The)	115,890
9,073	CVS Health Corp.	494,388
4,425	Danaher Corp.	632,421
887	DaVita, Inc.*	49,903
1,552	DENTSPLY SIRONA, Inc.	90,575
1,450	Edwards Lifesciences Corp.*	267,873
1,896	HCA Healthcare, Inc.	256,282
1,038	Henry Schein, Inc.*	72,556
1,906	Hologic, Inc.*	91,526
942	Humana, Inc.	249,913
607	IDEXX Laboratories, Inc.*	167,125
801	Intuitive Surgical, Inc.*	420,165
685	Laboratory Corp. of America Holdings*	118,437
1,357	McKesson Corp.	182,367
9,425	Medtronic plc	917,901
952	Quest Diagnostics, Inc.	96,923
1,005	ResMed, Inc.	122,640
2,179	Stryker Corp.	447,959
315	Teleflex, Inc.	104,312
6,671	UnitedHealth Group, Inc.	1,627,791
570	Universal Health Services, Inc. Class B	74,322
653	Varian Medical Systems, Inc.*	88,893
360	WellCare Health Plans, Inc.*	102,625
1,414	Zimmer Biomet Holdings, Inc.	166,484

		10,827,966

Household & Personal Products – 1.9%
1,696	Church & Dwight Co., Inc.	123,910
901	Clorox Co. (The)	137,952
6,014	Colgate-Palmolive Co.	431,023
1,935	Coty, Inc. Class A	25,929
1,535	Estee Lauder Cos., Inc. (The) Class A	281,074
2,426	Kimberly-Clark Corp.	323,337
17,687	Procter & Gamble Co. (The)	1,939,380

		3,262,605

Insurance – 2.5%
5,228	Aflac, Inc.	286,547
2,309	Allstate Corp. (The)	234,802
6,081	American International Group, Inc.	323,996
1,671	Aon plc	322,470
1,281	Arthur J Gallagher & Co.	112,203
411	Assurant, Inc.	43,722

Common Stocks – (continued)
Insurance – (continued)
3,201	Chubb Ltd.	471,475
1,064	Cincinnati Financial Corp.	110,305
279	Everest Re Group Ltd.	68,963
2,505	Hartford Financial Services Group, Inc. (The)	139,579
1,412	Lincoln National Corp.	91,003
1,951	Loews Corp.	106,661
3,534	Marsh & McLennan Cos., Inc.	352,516
6,718	MetLife, Inc.	333,683
1,855	Principal Financial Group, Inc.	107,442
4,099	Progressive Corp. (The)	327,633
2,850	Prudential Financial, Inc.	287,850
747	Torchmark Corp.	66,827
1,868	Travelers Cos., Inc. (The)	279,303
1,503	Unum Group	50,426
899	Willis Towers Watson plc	172,194

		4,289,600

Materials – 2.8%
1,554	Air Products & Chemicals, Inc.	351,779
738	Albemarle Corp.	51,963
11,388	Amcor plc*	130,848
573	Avery Dennison Corp.	66,285
2,335	Ball Corp.	163,427
895	Celanese Corp.	96,481
1,551	CF Industries Holdings, Inc.	72,447
5,348	Corteva, Inc.*	158,140
5,290	Dow, Inc.	260,850
5,249	DuPont de Nemours, Inc.	394,042
991	Eastman Chemical Co.	77,130
1,768	Ecolab, Inc.	349,074
913	FMC Corp.	75,733
10,285	Freeport-McMoRan, Inc.	119,409
695	International Flavors & Fragrances, Inc.	100,838
2,773	International Paper Co.	120,126
3,803	Linde plc	763,642
2,158	LyondellBasell Industries NV Class A	185,869
449	Martin Marietta Materials, Inc.	103,319
2,585	Mosaic Co. (The)	64,703
5,667	Newmont Goldcorp Corp.	218,010
2,124	Nucor Corp.	117,032
644	Packaging Corp. of America	61,386
1,670	PPG Industries, Inc.	194,906
1,071	Sealed Air Corp.	45,817
576	Sherwin-Williams Co. (The)	263,975
927	Vulcan Materials Co.	127,286
1,834	Westrock Co.	66,886

		4,801,403

Media & Entertainment – 8.1%
5,325	Activision Blizzard, Inc.	251,340
2,099	Alphabet, Inc. Class A*	2,272,797
2,159	Alphabet, Inc. Class C*	2,333,685
2,417	CBS Corp. (Non-Voting) Class B	120,608

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
1,223	Charter Communications, Inc. Class A*	$483,305
31,767	Comcast Corp. Class A	1,343,109
1,181	Discovery, Inc. Class A*	36,257
2,496	Discovery, Inc. Class C*	71,011
1,615	DISH Network Corp. Class A*	62,032
2,096	Electronic Arts, Inc.*	212,241
16,932	Facebook, Inc. Class A*	3,267,876
2,439	Fox Corp. Class A	89,365
1,210	Fox Corp. Class B	44,201
2,670	Interpublic Group of Cos., Inc. (The)	60,315
3,069	Netflix, Inc.*	1,127,305
2,809	News Corp. Class A	37,894
1,017	News Corp. Class B	14,197
1,593	Omnicom Group, Inc.	130,547
776	Take-Two Interactive Software, Inc.*	88,099
693	TripAdvisor, Inc.*	32,079
5,157	Twitter, Inc.*	179,979
2,426	Viacom, Inc. Class B	72,465
12,240	Walt Disney Co. (The)	1,709,194

		14,039,901

Pharmaceuticals, Biotechnology & Life Sciences – 7.8%
10,337	AbbVie, Inc.	751,707
2,232	Agilent Technologies, Inc.	166,663
1,583	Alexion Pharmaceuticals, Inc.*	207,341
2,184	Allergan plc	365,667
4,274	Amgen, Inc.	787,613
1,375	Biogen, Inc.*	321,571
11,452	Bristol-Myers Squibb Co.	519,348
4,904	Celgene Corp.*	453,326
6,065	Eli Lilly & Co.	671,941
8,950	Gilead Sciences, Inc.	604,662
1,026	Illumina, Inc.*	377,722
1,248	Incyte Corp.*	106,030
1,094	IQVIA Holdings, Inc.*	176,025
18,704	Johnson & Johnson	2,605,093
18,116	Merck & Co., Inc.	1,519,027
177	Mettler-Toledo International, Inc.*	148,680
3,648	Mylan NV*	69,458
1,164	Nektar Therapeutics*	41,415
783	PerkinElmer, Inc.	75,434
944	Perrigo Co. plc	44,953
38,913	Pfizer, Inc.	1,685,711
550	Regeneron Pharmaceuticals, Inc.*	172,150
2,828	Thermo Fisher Scientific, Inc.	830,527
1,794	Vertex Pharmaceuticals, Inc.*	328,984
504	Waters Corp.*	108,481
3,350	Zoetis, Inc.	380,192

		13,519,721

Real Estate – 3.0%
783	Alexandria Real Estate Equities, Inc. (REIT)	110,473
3,108	American Tower Corp. (REIT)	635,431

Common Stocks – (continued)
Real Estate – (continued)
1,113	Apartment Investment & Management Co. Class A (REIT)	55,784
983	AvalonBay Communities, Inc. (REIT)	199,726
1,091	Boston Properties, Inc. (REIT)	140,739
2,242	CBRE Group, Inc. Class A*	115,015
2,910	Crown Castle International Corp. (REIT)	379,318
1,454	Digital Realty Trust, Inc. (REIT)	171,267
2,616	Duke Realty Corp. (REIT)	82,692
589	Equinix, Inc. (REIT)	297,027
2,613	Equity Residential (REIT)	198,379
466	Essex Property Trust, Inc. (REIT)	136,039
877	Extra Space Storage, Inc. (REIT)	93,050
515	Federal Realty Investment Trust (REIT)	66,311
3,435	HCP, Inc. (REIT)	109,851
5,203	Host Hotels & Resorts, Inc. (REIT)	94,799
1,947	Iron Mountain, Inc. (REIT)	60,941
3,014	Kimco Realty Corp. (REIT)	55,699
813	Macerich Co. (The) (REIT)	27,227
801	Mid-America Apartment Communities, Inc. (REIT)	94,326
4,462	Prologis, Inc. (REIT)	357,406
1,047	Public Storage (REIT)	249,364
2,120	Realty Income Corp. (REIT)	146,216
1,187	Regency Centers Corp. (REIT)	79,220
786	SBA Communications Corp. (REIT)*	176,724
2,171	Simon Property Group, Inc. (REIT)	346,839
620	SL Green Realty Corp. (REIT)	49,829
1,934	UDR, Inc. (REIT)	86,817
2,465	Ventas, Inc. (REIT)	168,483
1,238	Vornado Realty Trust (REIT)	79,356
2,721	Welltower, Inc. (REIT)	221,843
5,267	Weyerhaeuser Co. (REIT)	138,733

		5,224,924

Retailing – 6.6%
512	Advance Auto Parts, Inc.	78,920
2,906	Amazon.com, Inc.*	5,502,889
177	AutoZone, Inc.*	194,606
1,665	Best Buy Co., Inc.	116,100
303	Booking Holdings, Inc.*	568,037
1,183	CarMax, Inc.*	102,720
1,846	Dollar General Corp.	249,505
1,649	Dollar Tree, Inc.*	177,086
5,694	eBay, Inc.	224,913
811	Expedia Group, Inc.	107,887
788	Foot Locker, Inc.	33,033
1,637	Gap, Inc. (The)	29,417
1,009	Genuine Parts Co.	104,512
7,756	Home Depot, Inc. (The)	1,613,015
1,173	Kohl’s Corp.	55,776
1,575	L Brands, Inc.	41,108
2,207	LKQ Corp.*	58,728
5,478	Lowe’s Cos., Inc.	552,785

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Retailing – (continued)
2,233	Macy’s, Inc.	$47,920
696	Nordstrom, Inc.	22,175
557	O’Reilly Automotive, Inc.*	205,711
2,630	Ross Stores, Inc.	260,686
3,634	Target Corp.	314,741
764	Tiffany & Co.	71,541
8,651	TJX Cos., Inc. (The)	457,465
842	Tractor Supply Co.	91,610
402	Ulta Beauty, Inc.*	139,450

		11,422,336

Semiconductors & Semiconductor Equipment – 3.7%
6,188	Advanced Micro Devices, Inc.*	187,930
2,598	Analog Devices, Inc.	293,236
6,628	Applied Materials, Inc.	297,664
2,782	Broadcom, Inc.	800,827
31,561	Intel Corp.	1,510,825
1,151	KLA-Tencor Corp.	136,048
1,083	Lam Research Corp.	203,431
1,915	Maxim Integrated Products, Inc.	114,555
1,674	Microchip Technology, Inc.	145,136
7,809	Micron Technology, Inc.*	301,349
4,252	NVIDIA Corp.	698,306
846	Qorvo, Inc.*	56,352
8,492	QUALCOMM, Inc.	645,986
1,255	Skyworks Solutions, Inc.	96,974
6,590	Texas Instruments, Inc.	756,268
1,760	Xilinx, Inc.	207,539

		6,452,426

Software & Services – 12.0%
4,468	Accenture plc Class A	825,552
3,420	Adobe, Inc.*	1,007,703
1,148	Akamai Technologies, Inc.*	92,001
302	Alliance Data Systems Corp.	42,319
580	ANSYS, Inc.*	118,796
1,547	Autodesk, Inc.*	252,006
3,054	Automatic Data Processing, Inc.	504,918
800	Broadridge Financial Solutions, Inc.	102,144
1,976	Cadence Design Systems, Inc.*	139,921
896	Citrix Systems, Inc.	87,934
4,048	Cognizant Technology Solutions Corp. Class A	256,603
1,896	DXC Technology Co.	104,564
2,249	Fidelity National Information Services, Inc.	275,907
2,756	Fiserv, Inc.*	251,237
607	FleetCor Technologies, Inc.*	170,476
1,047	Fortinet, Inc.*	80,441
649	Gartner, Inc.*	104,450
1,106	Global Payments, Inc.	177,104
6,252	International Business Machines Corp.	862,151
1,822	Intuit, Inc.	476,143
524	Jack Henry & Associates, Inc.	70,174
6,327	Mastercard, Inc. Class A	1,673,681

Common Stocks – (continued)
Software & Services – (continued)
53,850	Microsoft Corp.	7,213,746
17,105	Oracle Corp.	974,472
2,277	Paychex, Inc.	187,374
8,244	PayPal Holdings, Inc.*	943,608
1,242	Red Hat, Inc.*	233,198
5,485	salesforce.com, Inc.*	832,239
4,396	Symantec Corp.	95,657
1,046	Synopsys, Inc.*	134,610
1,145	Total System Services, Inc.	146,869
730	VeriSign, Inc.*	152,687
12,271	Visa, Inc. Class A	2,129,632
3,108	Western Union Co. (The)	61,818

		20,782,135

Technology Hardware & Equipment – 5.6%
2,073	Amphenol Corp. Class A	198,884
30,715	Apple, Inc.	6,079,113
366	Arista Networks, Inc.*	95,021
30,175	Cisco Systems, Inc.	1,651,478
5,580	Corning, Inc.	185,423
399	F5 Networks, Inc.*	58,106
1,002	FLIR Systems, Inc.	54,208
9,708	Hewlett Packard Enterprise Co.	145,135
10,637	HP, Inc.	221,143
242	IPG Photonics Corp.*	37,328
2,510	Juniper Networks, Inc.	66,841
1,287	Keysight Technologies, Inc.*	115,585
1,169	Motorola Solutions, Inc.	194,907
1,739	NetApp, Inc.	107,296
1,846	Seagate Technology plc	86,984
2,383	TE Connectivity Ltd.	228,244
2,010	Western Digital Corp.	95,576
1,356	Xerox Corp.	48,016

		9,669,288

Telecommunication Services – 2.0%
51,058	AT&T, Inc.	1,710,954
6,771	CenturyLink, Inc.	79,627
28,962	Verizon Communications, Inc.	1,654,599

		3,445,180

Transportation – 2.0%
861	Alaska Air Group, Inc.	55,027
2,803	American Airlines Group, Inc.	91,406
930	CH Robinson Worldwide, Inc.	78,445
5,471	CSX Corp.	423,291
4,142	Delta Air Lines, Inc.	235,059
1,215	Expeditors International of Washington, Inc.	92,170
1,676	FedEx Corp.	275,182
620	JB Hunt Transport Services, Inc.	56,674
710	Kansas City Southern	86,492
1,872	Norfolk Southern Corp.	373,146
3,477	Southwest Airlines Co.	176,562
4,961	Union Pacific Corp.	838,955

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Transportation – (continued)
1,558	United Continental Holdings, Inc.*	$136,403
4,868	United Parcel Service, Inc. Class B	502,718

		3,421,530

Utilities – 3.3%
4,791	AES Corp.	80,297
1,695	Alliant Energy Corp.	83,190
1,705	Ameren Corp.	128,062
3,487	American Electric Power Co., Inc.	306,891
1,274	American Water Works Co., Inc.	147,784
846	Atmos Energy Corp.	89,304
3,522	CenterPoint Energy, Inc.	100,835
2,018	CMS Energy Corp.	116,862
2,254	Consolidated Edison, Inc.	197,631
5,601	Dominion Energy, Inc.	433,069
1,263	DTE Energy Co.	161,512
5,095	Duke Energy Corp.	449,583
2,314	Edison International	155,987
1,320	Entergy Corp.	135,868
1,788	Evergy, Inc.	107,548
2,259	Eversource Energy	171,142
6,847	Exelon Corp.	328,245
3,522	FirstEnergy Corp.	150,777
3,370	NextEra Energy, Inc.	690,378
2,594	NiSource, Inc.	74,707
2,040	NRG Energy, Inc.	71,645
791	Pinnacle West Capital Corp.	74,425

5,074	PPL Corp.	157,345
3,511	Public Service Enterprise Group, Inc.	206,517
1,920	Sempra Energy	263,885
7,245	Southern Co. (The)	400,504
2,184	WEC Energy Group, Inc.	182,080
3,602	Xcel Energy, Inc.	214,283

		5,680,356

TOTAL COMMON STOCKS – 99.3%
(Cost $59,646,412)		$171,778,548

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investment(b) – 0.0%
U.S. Treasury Obligation – 0.0%
U.S. Treasury Bills
$75,000	2.107%	11/29/2019	$74,350
(Cost $74,288)

TOTAL INVESTMENTS – 99.3%
(Cost $59,720,700)			$171,852,898

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			1,116,819

NET ASSETS –100.0%			$172,969,717

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	8	09/20/2019	$1,177,680	$19,957

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 95.1%
Automobiles & Components – 0.5%
4,704	Aptiv plc	$380,224

Banks – 0.9%
7,164	First Republic Bank	699,565

Capital Goods – 12.4%
6,385	AMETEK, Inc.	580,013
12,699	Fortive Corp.	1,035,223
7,649	Harris Corp.	1,446,655
6,917	HEICO Corp.	925,564
3,545	HEICO Corp. Class A	366,447
6,435	IDEX Corp.	1,107,721
11,929	Ingersoll-Rand plc	1,511,047
3,392	Rockwell Automation, Inc.	555,711
1,513	Roper Technologies, Inc.	554,151
9,027	Sensata Technologies Holding plc*	442,323
8,819	Xylem, Inc.	737,621

		9,262,476

Commercial & Professional Services – 2.9%
4,131	Cintas Corp.	980,245
8,192	Verisk Analytics, Inc.	1,199,800

		2,180,045

Consumer Durables & Apparel – 2.7%
9,425	DR Horton, Inc.	406,500
6,227	Lululemon Athletica, Inc.*	1,122,168
4,984	PVH Corp.	471,686

		2,000,354

Consumer Services – 4.4%
8,894	Bright Horizons Family Solutions, Inc.*	1,341,838
10,315	Choice Hotels International, Inc.	897,508
3,585	Domino’s Pizza, Inc.	997,634

		3,236,980

Diversified Financials – 4.3%
5,335	Cboe Global Markets, Inc.	552,866
4,334	MSCI, Inc.	1,034,916
9,545	Northern Trust Corp.	859,050
6,963	T. Rowe Price Group, Inc.	763,911

		3,210,743

Energy – 2.1%
11,680	Cheniere Energy, Inc.*	799,496
3,410	Concho Resources, Inc.	351,844
3,670	Diamondback Energy, Inc.	399,920

		1,551,260

Food & Staples Retailing – 0.5%
12,201	Grocery Outlet Holding Corp.*	401,169

Food, Beverage & Tobacco – 4.3%
20,855	Brown-Forman Corp. Class B	1,155,993
3,584	Lamb Weston Holdings, Inc.	227,082

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
7,419	McCormick & Co., Inc. (Non-Voting)	1,150,019
10,256	Monster Beverage Corp.*	654,641

		3,187,735

Health Care Equipment & Services – 9.2%
2,895	Align Technology, Inc.*	792,361
10,658	Centene Corp.*	558,905
1,618	Cooper Cos., Inc. (The)	545,088
2,989	Edwards Lifesciences Corp.*	552,188
2,433	Guardant Health, Inc.*	210,041
4,421	IDEXX Laboratories, Inc.*	1,217,234
2,558	Molina Healthcare, Inc.*	366,152
3,398	Teleflex, Inc.	1,125,248
2,313	Veeva Systems, Inc. Class A*	374,960
3,305	West Pharmaceutical Services, Inc.	413,621
5,751	Zimmer Biomet Holdings, Inc.	677,123

		6,832,921

Household & Personal Products – 1.1%
3,532	Church & Dwight Co., Inc.	258,048
3,820	Clorox Co. (The)	584,880

		842,928

Materials – 4.0%
8,869	Ashland Global Holdings, Inc.	709,254
8,179	Ball Corp.	572,448
3,639	Celanese Corp.	392,284
5,490	Martin Marietta Materials, Inc.	1,263,304

		2,937,290

Media & Entertainment – 1.8%
2,995	IAC/InterActiveCorp*	651,502
2,719	Spotify Technology SA*	397,572
8,605	Twitter, Inc.*	300,315

		1,349,389

Pharmaceuticals, Biotechnology & Life Sciences – 6.8%
2,016	Adaptive Biotechnologies Corp.*	97,373
7,629	Agilent Technologies, Inc.	569,657
7,011	Agios Pharmaceuticals, Inc.*	349,709
14,703	Alder Biopharmaceuticals, Inc.*	173,054
6,935	BioMarin Pharmaceutical, Inc.*	593,983
20,366	Elanco Animal Health, Inc.*	688,371
2,786	Exact Sciences Corp.*	328,859
1,248	Illumina, Inc.*	459,451
5,620	Incyte Corp.*	477,475
561	Mettler-Toledo International, Inc.*	471,240
20,376	Moderna, Inc.*	298,305
1,378	Sarepta Therapeutics, Inc.*	209,387
3,271	Zoetis, Inc.	371,226

		5,088,090

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 2.7%
5,044	Equity LifeStyle Properties, Inc.	$612,039
6,327	SBA Communications Corp.*	1,422,563

		2,034,602

Retailing – 8.3%
4,351	Burlington Stores, Inc.*	740,323
14,099	Dollar General Corp.	1,905,621
8,519	Expedia Group, Inc.	1,133,283
1,127	Five Below, Inc.*	135,262
2,996	O’Reilly Automotive, Inc.*	1,106,483
5,163	Ross Stores, Inc.	511,756
1,962	Ulta Beauty, Inc.*	680,598

		6,213,326

Semiconductors & Semiconductor Equipment – 5.3%
24,296	Advanced Micro Devices, Inc.*	737,869
3,279	Analog Devices, Inc.	370,101
47,525	Marvell Technology Group Ltd.	1,134,422
5,160	Microchip Technology, Inc.	447,372
8,350	MKS Instruments, Inc.	650,381
1,628	Monolithic Power Systems, Inc.	221,050
3,160	Xilinx, Inc.	372,627

		3,933,822

Software & Services – 16.7%
7,453	Atlassian Corp. plc Class A*	975,150
2,232	Autodesk, Inc.*	363,593
17,800	Black Knight, Inc.*	1,070,670
10,582	Cadence Design Systems, Inc.*	749,311
7,618	Ceridian HCM Holding, Inc.*	382,424
9,977	Citrix Systems, Inc.	979,143
4,271	Coupa Software, Inc.*	540,751
9,124	Fidelity National Information Services, Inc.	1,119,332
17,254	Fiserv, Inc.*	1,572,875
16,940	GoDaddy, Inc. Class A*	1,188,341
11,558	PTC, Inc.*	1,037,446
806	Slack Technologies, Inc. Class A*	30,225
6,143	Splunk, Inc.*	772,482
1,547	Tableau Software, Inc. Class A*	256,833
10,999	Total System Services, Inc.	1,410,842

		12,449,418

Technology Hardware & Equipment – 2.9%
16,820	Amphenol Corp. Class A	1,613,711
12,226	National Instruments Corp.	513,369

		2,127,080

Transportation – 1.3%
5,338	Lyft, Inc. Class A*(a)	350,760
4,045	Old Dominion Freight Line, Inc.	603,757

		954,517

TOTAL COMMON STOCKS
(Cost $52,929,580)		$70,873,934

Shares	Dividend Rate	Value

Investment Company(b) – 1.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,092,324	2.308%	$1,092,324
(Cost $1,092,324)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $54,021,904)		$71,966,258

Securities Lending Reinvestment Vehicle(b) – 0.5%
Goldman Sachs Financial Square Government Fund — Institutional Shares
352,707	2.308%	$352,707
(Cost $352,707)

TOTAL INVESTMENTS – 97.1%
(Cost $54,374,611)		$72,318,965

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		2,159,442

NET ASSETS – 100.0%		$74,478,407

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 3.0%
Adjustable Rate FHLMC(a) – 1.0%
$108,141	4.625%	05/01/2035	$113,705
17,595	4.534	09/01/2035	18,485
104,536	4.788	12/01/2036	109,480
133,865	5.180	04/01/2037	141,121
254,934	4.628	01/01/2038	267,690
177,393	4.746	01/01/2038	186,504

			836,985

Adjustable Rate FNMA(a) – 1.3%
38,793	4.138	05/01/2033	40,305
72,705	4.708	05/01/2035	76,507
301,821	4.684	06/01/2035	317,790
380,795	4.387	11/01/2035	397,106
56,824	4.669	12/01/2035	59,594
179,869	4.916	03/01/2037	189,356

			1,080,658

Adjustable Rate GNMA(a) – 0.2%
185,560	3.625	04/20/2033	190,794

Agency Multi-Family – 0.5%
FNMA
25,823	3.416	10/01/2020	26,151
39,747	3.619	12/01/2020	40,495
227,716	3.771	12/01/2020	232,062
86,614	4.381	06/01/2021	89,822

			388,530

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,514,934)			$2,496,967

Collateralized Mortgage Obligations(a) – 25.7%
Adjustable Rate Non-Agency(b) – 0.2%
Holmes Master Issuer plc Series 2018-1A, Class A2
$177,143	2.957%	10/15/2054	$177,183

Agency Multi-Family – 4.0%
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series J15L, Class AFL(c)
401,706	2.781	08/25/2025	400,906
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF03, Class A
11,709	2.770	01/25/2021	11,709
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF32, Class A(c)
903,528	2.801	05/25/2024	902,412
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KF42, Class A(c)
382,827	2.680	12/25/2024	380,485
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KP04, Class AG1(c)
1,350,000	2.651	07/25/2020	1,347,522
FHLMC Multifamily Structured Pass-Through Certificates REMIC Series KS02, Class A(c)
205,645	2.810	08/25/2023	205,545

			3,248,579

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – 21.5%
FHLMC REMIC Series 3049, Class FP
165,546	2.744	10/15/2035	164,919
FHLMC REMIC Series 3208, Class FB(c)
100,556	2.794	08/15/2036	100,429
FHLMC REMIC Series 3208, Class FD(c)
149,828	2.794	08/15/2036	149,640
FHLMC REMIC Series 3208, Class FG(c)
603,335	2.794	08/15/2036	602,575
FHLMC REMIC Series 3307, Class FT
929,869	2.634	07/15/2034	925,932
FHLMC REMIC Series 3311, Class KF
1,658,409	2.734	05/15/2037	1,654,962
FHLMC REMIC Series 3371, Class FA(c)
379,843	2.994	09/15/2037	382,886
FHLMC REMIC Series 4174, Class FB(c)
668,160	2.694	05/15/2039	666,029
FHLMC REMIC Series 4320, Class FD
334,973	2.794	07/15/2039	334,296
FHLMC REMIC Series 4477, Class FG
408,793	2.786	10/15/2040	407,179
FHLMC REMIC Series 4508, Class CF
318,205	2.794	09/15/2045	318,205
FHLMC REMIC Series 4631, Class GF
2,056,998	2.894	11/15/2046	2,055,972
FHLMC REMIC Series 4637, Class QF
1,896,891	3.440	04/15/2044	1,898,258
FNMA REMIC Series 2006-82, Class F
151,298	2.974	09/25/2036	152,165
FNMA REMIC Series 2006-96, Class FA
497,167	2.704	10/25/2036	495,558
FNMA REMIC Series 2007-33, Class HF
87,877	2.754	04/25/2037	87,552
FNMA REMIC Series 2007-36, Class F
144,003	2.634	04/25/2037	142,901
FNMA REMIC Series 2007-85, Class FC
398,211	2.944	09/25/2037	400,445
FNMA REMIC Series 2008-8, Class FB
310,329	3.224	02/25/2038	313,120
FNMA REMIC Series 2011-63, Class FG
334,993	2.854	07/25/2041	335,257
FNMA REMIC Series 2012-35, Class QF
1,060,272	2.804	04/25/2042	1,060,573
FNMA REMIC Series 2016-1, Class FT
1,047,431	2.754	02/25/2046	1,041,499
FNMA REMIC Series 2017-45, Class FA
581,712	2.806	06/25/2047	580,835
FNMA REMIC Series 2017-96, Class FC
1,151,879	2.804	12/25/2057	1,149,216
GNMA REMIC Series 2005-48, Class AF
505,496	2.583	06/20/2035	501,151
GNMA REMIC Series 2012-98, Class FA
477,462	2.783	08/20/2042	476,702
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A(c)
97,763	2.869	10/07/2020	97,828

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations(a) – (continued)
Regular Floater – (continued)
NCUA Guaranteed Notes Trust Series 2010-R2, Class 2A(c)
$270,132	2.889%	11/05/2020	$270,418
NCUA Guaranteed Notes Trust Series 2011-R1, Class 1A(c)
762,522	2.869	01/08/2020	762,766

			17,529,268

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $20,984,440)			$20,955,030

Commercial Mortgage-Backed Security(a) – 0.4%
Agency Multi-Family – 0.4%
FNMA ACES REMIC Series 2017-M13, Class FA
$326,528	2.842%	10/25/2024	$324,379
(Cost $326,172)

U.S. Government Agency Security(a) – 2.4%
FNMA
$2,000,000	(SOFR + 0.16%), 2.660%	01/30/2020	$2,001,760
(Cost $2,000,000)

Asset-Backed Securities – 40.3%
Automobile(c) – 9.0%
Ally Master Owner Trust Series 2017-3, Class A1(a)
$1,350,000	2.824%	06/15/2022	$1,351,769
Ally Master Owner Trust Series 2018-1, Class A2
800,000	2.700	01/17/2023	805,249
Chesapeake Funding II LLC Series 2016-2A, Class A2(a)(b)
94,709	3.394	06/15/2028	94,817
Chesapeake Funding II LLC Series 2017-3A, Class A2(a)(b)
297,686	2.734	08/15/2029	297,339
Ford Credit Floorplan Master Owner Trust A Series 2015-2, Class A2(a)
1,210,000	2.964	01/15/2022	1,211,778
GMF Floorplan Owner Revolving Trust Series 2017-2, Class A2(a)(b)
900,000	2.824	07/15/2022	900,780
Mercedes-Benz Master Owner Trust Series 2018-AA, Class A(a)(b)
1,500,000	2.654	05/16/2022	1,500,514
Nissan Master Owner Trust Receivables Series 2017-C, Class A(a)
300,000	2.714	10/17/2022	300,042
Nissan Master Owner Trust Receivables Series 2019-A, Class A(a)
850,000	2.954	02/15/2024	852,979

			7,315,267

Collateralized Loan Obligations(a)(b)(c) – 7.5%
Benefit Street Partners CLO VII Ltd. Series 2015-VIIA, Class A1AR
1,000,000	3.381	07/18/2027	997,057

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(a)(b)(c) – (continued)
Bowman Park CLO Ltd. Series 2014-1A, Class AR
219,861	3.704	11/23/2025	219,921
CBAM Ltd. Series 2018-5A, Class A
1,100,000	3.608	04/17/2031	1,086,328
Cutwater Ltd. Series 2014-1A, Class A1AR
237,280	3.847	07/15/2026	237,339
Dryden 64 CLO Ltd. Series 2018-64A, Class A
600,000	3.571	04/18/2031	595,811
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1R
141,805	3.731	04/18/2026	141,847
Madison Park Funding XXX Ltd. Series 2018-30A, Class A
1,100,000	3.347	04/15/2029	1,089,131
Parallel Ltd. Series 2015-1A, Class AR
300,000	3.441	07/20/2027	299,876
Pikes Peak CLO 2 Series 2018-2A, Class A
800,000	3.891	01/18/2032	795,267
Symphony CLO XII Ltd. Series 2013-12A, Class AR
203,709	3.627	10/15/2025	203,710
Trinitas CLO II Ltd. Series 2014-2A, Class A1R
228,234	3.777	07/15/2026	228,506
WhiteHorse IX Ltd. Series 2014-9A, Class AR
267,867	3.748	07/17/2026	268,151

			6,162,944

Credit Card(a)(c) – 7.8%
CARDS II Trust Series 2018-1A, Class A(b)
2,200,000	2.744	04/17/2023	2,201,031
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5
1,400,000	3.024	04/22/2026	1,408,885
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7
500,000	2.782	08/08/2024	500,980
Evergreen Credit Card Trust Series 2019-1, Class A(b)
1,000,000	2.874	01/15/2023	1,002,905
Golden Credit Card Trust Series 2019-1A, Class A(b)
350,000	2.844	12/15/2022	350,655
Trillium Credit Card Trust II Series 2018-1A, Class A(b)
900,000	2.652	02/27/2023	900,044

			6,364,500

Student Loans(a) – 16.0%
Academic Loan Funding Trust Series 2013-1A, Class A(b)(c)
396,018	3.204	12/26/2044	393,276
Access Group, Inc. Series 2015-1, Class A(b)(c)
159,749	3.104	07/25/2056	158,402
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A(c)
395,569	3.204	02/25/2041	392,141
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2(c)
824,299	3.321	02/25/2030	824,237
ECMC Group Student Loan Trust Series 2016-1A, Class A(b)(c)
213,486	3.754	07/26/2066	215,074
ECMC Group Student Loan Trust Series 2018-1A, Class A(b)(c)
571,642	3.154	02/27/2068	569,840

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loans(a) – (continued)
Edsouth Indenture No. 1 LLC Series 2010-1, Class A1(b)(c)
$242,256	3.430%	07/25/2023	$242,291
Edsouth Indenture No. 4 LLC Series 2013-1, Class A(b)(c)
112,270	2.974	02/26/2029	111,247
Edsouth Indenture No. 5 LLC Series 2014-1, Class A(b)(c)
199,939	3.104	02/25/2039	197,872
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(b)(c)
114,616	3.204	06/25/2026	114,766
Education Loan Asset-Backed Trust I Series 2013-1, Class A2(b)(c)
500,000	3.204	04/26/2032	496,045
Educational Funding of the South, Inc. Series 2011-1, Class A2(c)
372,303	3.230	04/25/2035	369,221
Educational Funding of the South, Inc. Series 2012-1, Class A
264,535	3.480	03/25/2036	267,091
Higher Education Funding I Series 2014-1, Class A(b)(c)
272,737	3.571	05/25/2034	274,564
Illinois Student Assistance Commission Series 2010-1, Class A3
185,774	3.480	07/25/2045	187,147
Kentucky Higher Education Student Loan Corp. Series 2013-2, Class A1(c)
558,961	3.040	09/01/2028	553,247
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
523,143	3.190	12/01/2031	516,929
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(c)
511,940	3.383	05/20/2030	511,939
Navient Student Loan Trust Series 2016-5A, Class A(b)(c)
957,759	3.654	06/25/2065	968,627
Navient Student Loan Trust Series 2016-7A, Class A(b)(c)
210,591	3.554	03/25/2066	211,616
Nelnet Student Loan Trust Series 2006-1, Class A5(c)
464,904	2.634	08/23/2027	464,146
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
57,101	2.680	01/25/2030	57,086
Nelnet Student Loan Trust Series 2013-5A, Class A(b)(c)
72,420	3.034	01/25/2037	71,855
Nelnet Student Loan Trust Series 2014-3A, Class A(b)(c)
586,405	2.984	06/25/2041	578,281
New Hampshire Higher Education Loan Corp. Series 2011-1, Class A3(c)
197,692	3.430	10/25/2037	198,854
North Carolina State Education Assistance Authority Series 2010-1, Class A1(c)
93,661	3.480	07/25/2041	93,163
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2(c)
22,418	3.542	07/01/2024	22,436
Pennsylvania Higher Education Assistance Agency Series 2006-1, Class A3(c)
443,689	2.720	10/25/2035	433,746
Scholar Funding Trust Series 2010-A, Class A(b)(c)
220,329	3.332	10/28/2041	217,814
Scholar Funding Trust Series 2011-A, Class A(b)(c)
189,643	3.482	10/28/2043	188,415

SLM Student Loan Trust Series 2005-5, Class A4(c)
882,077	2.720	10/25/2028	876,278
SLM Student Loan Trust Series 2007-1, Class A5(c)
743,307	2.670	01/26/2026	741,112
SLM Student Loan Trust Series 2008-5, Class A4(c)
66,643	4.280	07/25/2023	67,401
SLM Student Loan Trust Series 2012-3, Class A(c)
768,819	3.054	12/27/2038	767,444
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2
64,419	3.442	10/01/2024	64,459
Utah State Board of Regents Series 2015-1, Class A(c)
294,091	3.030	02/25/2043	291,826
Utah State Board of Regents Series 2016-1, Class A
344,209	3.154	09/25/2056	344,641
Wachovia Student Loan Trust Series 2005-1, Class A5(c)
5,274	2.710	01/26/2026	5,272

			13,059,801

TOTAL ASSET-BACKED SECURITIES
(Cost $32,857,353)			$32,902,512

Supranational(a) – 3.1%
European Investment Bank(b)
$1,530,000	(SOFR + 0.29%), 2.703%	06/10/2022	$1,531,019
International Bank for Reconstruction & Development
1,000,000	(SOFR + 0.22%), 2.640	08/21/2020	1,000,756

TOTAL SUPRANATIONAL
(Cost $2,530,000)			$2,531,775

Municipal Bond(a)(b)(c) – 0.1%
New York – 0.1%
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017
$96,460	(1 Mo. LIBOR + 0.50%), 2.904%	01/25/2033	$95,778
(Cost $96,460)

U.S. Treasury Obligations – 11.0%
U.S. Treasury Bonds
$220,000	3.750%	11/15/2043	$270,634
U.S. Treasury Notes(a)
1,500,000	(3 Mo. U.S. T-Bill MMY + 0.03%), 2.129	04/30/2020	1,498,978
2,300,000	(3 Mo. U.S. T-Bill MMY + 0.04%), 2.139	07/31/2020	2,297,670

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
U.S. Treasury Notes(a) – (continued)
$4,900,000	(3 Mo. U.S. T-Bill MMY + 0.05%), 2.141%	10/31/2020	$4,892,790

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,936,114)			$8,960,072

Shares	Dividend Rate	Value

Investment Company(d) – 11.2%
Goldman Sachs Financial Square Government Fund — Institutional Shares
9,130,382	2.308%	$9,130,382
(Cost $9,130,382)

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Investments – 1.2%
Commercial Paper – 1.2%
VW Credit, Inc.
$300,000	3.280%	12/06/2019	$296,469
700,000	2.601	03/30/2020	685,279

TOTAL SHORT-TERM INVESTMENTS
(Cost $982,250)			$981,748

TOTAL INVESTMENTS – 98.4%
(Cost $80,358,105)			$80,380,403

OTHER ASSETS IN EXCESS OF LIABILITIES –1.6%			1,270,465

NET ASSETS – 100.0%			$81,650,868

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2019.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MMY	—Money Market Yield
Mo.	—Month
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
U.S.	—United States

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
U.S. Treasury 5 Year Note	13	09/30/2019	$1,535,523	$21,273
U.S. Treasury 10 Year Note	8	09/19/2019	1,023,250	22,082
U.S. Treasury 10 Year Ultra Note	3	09/19/2019	414,141	9,384

Total				$52,739

Short position contracts:
3 Month Eurodollar	(2)	03/16/2020	$(491,400)	$(3,105)
3 Month Eurodollar	(1)	06/15/2020	(245,938)	(1,635)
U.S. Treasury 2 Year Note	(5)	09/30/2019	(1,075,703)	(6,117)
U.S. Treasury Long Bond	(12)	09/19/2019	(1,866,000)	(49,881)

Total				$(60,738)

Total Futures Contracts				$(7,999)

SWAP CONTRACTS — At June 30, 2019, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amount (000’s)(b)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.390%	1 Day Federal Funds	11/30/2023	USD	200	$643	$495	$148

(a)	Payments made annually.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2019.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2019 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Assets:
Investments in unaffiliated issuers, at value (cost $41,432,402, $59,460,940, $52,929,580 and $71,227,723)(a)	$42,818,038	$171,357,766	$70,873,934	$71,250,021
Investments in affiliated issuers, at value (cost $7,501,840, $259,760, $1,092,324 and $9,130,382)	7,501,840	495,132	1,092,324	9,130,382
Investments in affiliated securities lending reinvestment vehicle, at value (cost $0, $0, $352,707 and $0)	—	—	352,707	—
Cash	631,315	1,158,463	167,126	1,156,321
Foreign currencies, at value (cost $40,433, $0, $0 and $0)	41,108	—	—	—
Receivables:
Investments sold on an extended-settlement basis	2,113,770	—	—	28,253
Collateral on certain derivative contracts(b)	400,613	—	—	22,564
Investments sold	339,286	—	4,713,030	—
Interest and dividends	258,046	141,868	22,101	198,286
Reimbursement from investment adviser	20,994	21,151	18,921	16,033
Fund shares sold	13,464	31,023	12	716
Securities lending income	—	—	6,053	—
Unrealized gain on forward foreign currency exchange contracts	71,505	—	—	—
Variation margin on futures	2,496	5,314	—	2,617
Variation margin on swaps	2,914	—	—	—
Other assets	273	558	322	379

Total assets	54,215,662	173,211,275	77,246,530	81,805,572

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	39,856	—	—	—
Variation margin on swaps	—	—	—	91
Payables:
Investments purchased on an extended-settlement basis	10,397,243	—	—	—
Investments purchased	725,755	84,855	2,198,874	—
Fund shares redeemed	13,398	12	63,639	15,925
Management fees	13,153	29,317	49,774	19,676
Distribution and Service fees and Transfer Agency fees	8,358	37,694	10,808	18,556
Payable upon return of securities loaned	—	—	352,707	—
Accrued expenses	103,469	89,680	92,321	100,456

Total liabilities	11,301,232	241,558	2,768,123	154,704

Net Assets:
Paid-in capital	43,467,189	59,281,124	46,533,547	82,925,844
Total distributable earnings (loss)	(552,759)	113,688,593	27,944,860	(1,274,976)

NET ASSETS	$42,914,430	$172,969,717	$74,478,407	$81,650,868
Net Assets:
Institutional	$5,404,337	$—	$79,590	$2,283,192
Service	37,510,093	172,969,717	74,398,817	72,542,130
Advisor	—	—	—	6,825,546

Total Net Assets	$42,914,430	$172,969,717	$74,478,407	$81,650,868
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	504,102	—	6,006	220,265
Service	3,497,869	10,135,015	5,815,329	7,011,718
Advisor	—	—	—	659,042
Net asset value, offering and redemption price per share:
Institutional	$10.72	—	$13.25	$10.37
Service	10.72	17.07	12.79	10.35
Advisor	—	—	—	10.36

(a) Includes loaned securities having a market value of $344,887 for the Growth Opportunities Fund.

(b) Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Swaps
Core Fixed Income	$210,000	$60,955	$129,658
High Quality Floating Rate	—	19,249	3,315

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Growth Opportunities Fund	High Quality Floating Rate Fund

Investment income:

Interest	$644,344	$875	$—	$1,046,071
Dividends — affiliated issuers	24,290	4,047	13,287	96,853
Dividends — unaffiliated issuers	—	1,701,872	242,319	—
Securities lending income — affiliated issuer	—	2	—	—
Securities lending income — unaffiliated issuer	—	—	31,944	—

Total investment income	668,634	1,706,796	287,550	1,142,924

Expenses:

Management fees	78,846	251,247	306,272	125,730
Professional fees	56,935	44,751	44,770	50,438
Distribution and Service fees(a)	45,318	209,372	87,919	103,790
Custody, accounting and administrative services	40,607	36,960	39,030	38,226
Printing and mailing costs	23,987	23,032	21,185	19,019
Trustee fees	7,963	8,078	7,989	8,000
Transfer Agency fees(a)	3,942	16,748	7,040	8,111
Other	3,665	20,079	3,932	3,518

Total expenses	261,263	610,267	518,137	356,832

Less — expense reductions	(134,723)	(205,893)	(162,450)	(113,457)

Net expenses	126,540	404,374	355,687	243,375

NET INVESTMENT INCOME (LOSS)	542,094	1,302,422	(68,137)	899,549

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers (including commissions recaptured of $0, $0, $331 and $0)	144,512	4,360,911	7,872,967	778
Investments — affiliated issuers	—	8,002	—	—
Futures contracts	47,681	102,620	—	(111,799)
Purchased options	(1,157)	—	—	—
Swap contracts	56,974	—	—	(16,156)
Forward foreign currency exchange contracts	982	—	—	—
Foreign currency transactions	13,248	—	—	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	1,657,961	21,865,791	7,960,784	97,005
Investments — affiliated issuers	—	85,882	—	—
Futures contracts	62,082	69,150	—	60,598
Swap contracts	46,730	—	—	148
Forward foreign currency exchange contracts	40,974	—	—	—
Foreign currency translation	197	—	—	—

Net realized and unrealized gain	2,070,184	26,492,356	15,833,751	30,574

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,612,278	$27,794,778	$15,765,614	$930,123

(a) Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees		Transfer Agency Fees
Fund	Service	Advisor	Institutional	Service	Advisor
Core Fixed Income	$45,318	N/A	$317	$3,625	N/A
Equity Index	209,372	N/A	N/A	16,748	N/A
Growth Opportunities	87,919	N/A	7	7,033	N/A
High Quality Floating Rate	89,827	$13,963	227	7,186	$698

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund		Equity Index Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$542,094	$1,225,144	$1,302,422	$2,596,973
Net realized gain (loss)	262,240	(1,538,377)	4,471,533	11,623,359
Net change in unrealized gain (loss)	1,807,944	(1,585,058)	22,020,823	(21,598,071)

Net increase (decrease) in net assets resulting from operations	2,612,278	(1,898,291)	27,794,778	(7,377,739)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(64,608)	(14,101)	—	—
Service Shares	(573,419)	(1,241,765)	—	(13,646,931)

Total distributions to shareholders	(638,027)	(1,255,866)	—	(13,646,931)

From share transactions:
Proceeds from sales of shares	3,128,660	5,175,072	1,730,047	4,433,966
Reinvestment of distributions	638,027	1,255,866	—	13,646,931
Cost of shares redeemed	(1,899,961)	(73,392,129)	(11,653,377)	(20,993,560)

Net increase (decrease) in net assets resulting from share transactions	1,866,726	(66,961,191)	(9,923,330)	(2,912,663)

TOTAL INCREASE (DECREASE)	3,840,977	(70,115,348)	17,871,448	(23,937,333)

Net assets:

Beginning of period	39,073,453	109,188,801	155,098,269	179,035,602

End of period	$42,914,430	$39,073,453	$172,969,717	$155,098,269

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

	Growth Opportunities Fund		High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income (loss)	$(68,137)	$(222,316)	$899,549	$1,379,037
Net realized gain (loss)	7,872,967	38,998,411	(127,177)	78,835
Net change in unrealized gain (loss)	7,960,784	(38,082,096)	157,751	(331,356)

Net increase in net assets resulting from operations	15,765,614	693,999	930,123	1,126,516

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(37,921)	(31,894)	(12,809)
Service Shares	—	(39,325,197)	(931,287)	(1,323,812)
Advisor Shares	—	—	(83,655)	(107,740)

Total distributions to shareholders	—	(39,363,118)	(1,046,836)	(1,444,361)

From share transactions:
Proceeds from sales of shares	7,213,575	2,826,810	5,671,214	21,196,717
Reinvestment of distributions	—	39,363,118	1,046,836	1,444,361
Cost of shares redeemed	(8,470,410)	(114,387,857)	(7,244,854)	(11,359,427)

Net increase (decrease) in net assets resulting from share transactions	(1,256,835)	(72,197,929)	(526,804)	11,281,651

TOTAL INCREASE (DECREASE)	14,508,779	(110,867,048)	(643,517)	10,963,806

Net Assets:

Beginning of period	59,969,628	170,836,676	82,294,385	71,330,579

End of period	$74,478,407	$59,969,628	$81,650,868	$82,294,385

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$10.20		$10.66	$10.61	$10.53	$10.75	$10.48

Net investment income(a)	0.15		0.29	0.23	0.24	0.27	0.25

Net realized and unrealized gain (loss)	0.55		(0.37)	0.13	0.08	(0.20)	0.34

Total from investment operations	0.70		(0.08)	0.36	0.32	0.07	0.59

Distributions to shareholders from net investment income	(0.18)		(0.38)	(0.31)	(0.24)	(0.29)	(0.32)

Net asset value, end of period	$10.72		$10.20	$10.66	$10.61	$10.53	$10.75

Total return(b)	6.76%		(0.58)%	3.40%	2.98%	0.60%	5.68%

Net assets, end of period (in 000s)	$5,405		$2,657	$241	$90	$26	$26

Ratio of net expenses to average net assets	0.41	%(c)	0.42%	0.42%	0.43%	0.42%	0.44%

Ratio of total expenses to average net assets	1.09	%(c)	1.06%	0.65%	0.65%	0.74%	0.65%

Ratio of net investment income to average net assets	2.95	%(c)	2.88%	2.18%	2.28%	2.53%	2.31%

Portfolio turnover rate(d)	156%		406%	229%	329%	376%	353%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$10.21		$10.65	$10.60	$10.53	$10.76	$10.47

Net investment income(a)	0.14		0.25	0.21	0.22	0.24	0.22

Net realized and unrealized gain (loss)	0.54		(0.34)	0.12	0.07	(0.21)	0.36

Total from investment operations	0.68		(0.09)	0.33	0.29	0.03	0.58

Distributions to shareholders from net investment income	(0.17)		(0.35)	(0.28)	(0.22)	(0.26)	(0.29)

Net asset value, end of period	$10.72		$10.21	$10.65	$10.60	$10.53	$10.76

Total return(b)	6.64%		(0.83)%	3.14%	2.70%	0.27%	5.61%

Net assets, end of period (in 000s)	$37,510		$36,416	$108,948	$110,476	$104,924	$107,063

Ratio of net expenses to average net assets	0.66	%(c)	0 .67%	0 .67%	0 .67%	0 .67%	0 .68%

Ratio of total expenses to average net assets	1.35	%(c)	1 .18%	0 .90%	0 .91%	0 .99%	0 .91%

Ratio of net investment income to average net assets	2.74	%(c)	2 .46%	1 .95%	2 .05%	2 .27%	2 .06%

Portfolio turnover rate(d)	156%		406%	229%	329%	376%	353%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Index Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$14.43		$16.60	$14.49	$13.91	$14.91	$13.68

Net investment income(a)	0.13		0.25	0.24	0.25	0.32	0.22

Net realized and unrealized gain (loss)	2.51		(1.04)	2.85	1.35	(0.18)	1.58

Total from investment operations	2.64		(0.79)	3.09	1.60	0.14	1.80

Distributions to shareholders from net investment income	—		(0.27)	(0.26)	(0.33)	(0.28)	(0.25)

Distributions to shareholders from net realized gains	—		(1.11)	(0.72)	(0.69)	(0.86)	(0.32)

Total distributions	—		(1.38)	(0.98)	(1.02)	(1.14)	(0.57)

Net asset value, end of period	$17.07		$14.43	$16.60	$14.49	$13.91	$14.91

Total return(b)	18.30%		(4.87)%	21.29%	11.41%	0.94%	13.22%

Net assets, end of period (in 000s)	$172,970		$155,098	$179,036	$165,551	$169,295	$190,009

Ratio of net expenses to average net assets	0.48	%(c)	0.48%	0.48%	0.48%	0.48%	0.49%

Ratio of total expenses to average net assets	0.73	%(c)	0.72%	0.71%	0.73%	0.70%	0.71%

Ratio of net investment income to average net assets	1.58	%(c)	1.48%	1.53%	1.73%	2.15%	1.55%

Portfolio turnover rate(d)	1%		4%	2%	3%	4%	2%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

	Goldman Sachs Growth Opportunities Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)*		Year Ended December 31,*
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$10.51		$31.13	$27.13	$26.86	$30.89	$34.35

Net investment loss(a)	—	(b)	(0.02)	(0.04)	(0.07)	(0.06)	(0.08)

Net realized and unrealized gain (loss)	2.74		(1.30)	7.40	0.52	(1.55)	3.80

Total from investment operations	2.74		(1.32)	7.36	0.45	(1.61)	3.72

Distributions to shareholders from net realized gains	—		(19.30)	(3.36)	(0.18)	(2.42)	(7.18)

Net asset value, end of period	$13.25		$10.51	$31.13	$27.13	$26.86	$30.89

Total return(c)	26.05%		(4.17)%	27.14%	1.71%	(5.20)%	11.32%

Net assets, end of period (in 000s)	$80		$59	$52	$3,518	$32	$33

Ratio of net expenses to average net assets	0.85	%(d)	0.85%	0.87%	0.89%	0.93%	1.01%

Ratio of total expenses to average net assets	1.22	%(d)	1 .20%	1.14%	1.16%	1.14%	1.15%

Ratio of net investment loss to average net assets	(0.03	)%(d)	(0.08)%	(0.13)%	(0.26)%	(0.19)%	(0.24)%

Portfolio turnover rate(e)	45%		59%	57%	63%	57%	62%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Opportunities Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)*		Year Ended December 31,*
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$10.15		$30.80	$26.92	$26.71	$30.78	$34.31

Net investment loss(a)	—	(b)	(0.07)	(0.08)	(0.10)	(0.11)	(0.14)

Net realized and unrealized gain (loss)	2.64		(1.28)	7.32	0.49	(1.54)	3.79

Total from investment operations	2.64		(1.35)	7.24	0.39	(1.65)	3.65

Distributions to shareholders from net realized gains	—		(19.30)	(3.36)	(0.18)	(2.42)	(7.18)

Net asset value, end of period	$12.79		$10.15	$30.80	$26.92	$26.71	$30.78

Total return(c)	25.89%		(4.34)%	26.92%	1.42%	(5.20)%	11.10%

Net assets, end of period (in 000s)	$74,399		$59,910	$170,785	$155,924	$168,653	$201,519

Ratio of net expenses to average net assets	1.01	%(d)	1.01%	1.02%	1.05%	1.09%	1.17%

Ratio of total expenses to average net assets	1.47	%(d)	1.44%	1.39%	1.40%	1.40%	1.39%

Ratio of net investment loss to average net assets	(0.19	)%(d)	(0.24)%	(0.26)%	(0.37)%	(0.36)%	(0.39)%

Portfolio turnover rate(e)	45%		59%	57%	63%	57%	62%

*	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$10.38		$10.42	$10.41	$10.40	$10.49	$10.51

Net investment income(a)	0.13		0.24	0.14	0.11	0.06	0.05

Net realized and unrealized gain (loss)	0.01		(0.06)	0.03	0.03	(0.08)	(0.03)

Total from investment operations	0.14		0.18	0.17	0.14	(0.02)	0.02

Distributions to shareholders from net investment income	(0.15)		(0.22)	(0.16)	(0.13)	(0.07)	(0.04)

Net asset value, end of period	$10.37		$10.38	$10.42	$10.41	$10.40	$10.49

Total return(b)	1.32%		1.75%	1.62%	1.35%	(0.16)%	0.17%

Net assets, end of period (in 000s)	$2,283		$2,326	$57	$25	$25	$25

Ratio of net expenses to average net assets	0.34	%(c)	0.34%	0.36%	0.39%	0.38%	0.40%

Ratio of total expenses to average net assets	0.62	%(c)	0.63%	0.72%	0.78%	0.81%	0.70%

Ratio of net investment income to average net assets	2.50	%(c)	2.28%	1.33%	1.03%	0.54%	0.51%

Portfolio turnover rate(d)	9%		36%	38%	47%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$10.36		$10.40	$10.38	$10.38	$10.47	$10.51

Net investment income(a)	0.11		0.19	0.11	0.08	0.03	0.03

Net realized and unrealized gain (loss)	0.01		(0.03)	0.04	0.02	(0.07)	(0.04)

Total from investment operations	0.12		0.16	0.15	0.10	(0.04)	(0.01)

Distributions to shareholders from net investment income	(0.13)		(0.20)	(0.13)	(0.10)	(0.05)	(0.03)

Net asset value, end of period	$10.35		$10.36	$10.40	$10.38	$10.38	$10.47

Total return(b)	1.20%		1.50%	1.47%	1.00%	(0.42)%	(0.09)%

Net assets, end of period (in 000s)	$72,542		$72,784	$66,548	$66,710	$69,625	$74,892

Ratio of net expenses to average net assets	0.59	%(c)	0 .60%	0 .61%	0 .65%	0 .64%	0 .66%

Ratio of total expenses to average net assets	0.87	%(c)	0 .91%	0 .97%	1 .04%	1 .05%	0 .96%

Ratio of net investment income to average net assets	2.25	%(c)	1 .82%	1 .08%	0 .77%	0 .28%	0 .25%

Portfolio turnover rate(d)	9%		36%	38%	47%	14%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST HIGH QUALITY FLOATING RATE FUND

	Goldman Sachs High Quality Floating Rate Fund
	Advisor Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,				For the Period October 15, 2014* to December 31, 2014
			2018	2017	2016	2015

Per Share Data

Net asset value, beginning of period	$10.37		$10.41	$10.40	$10.40	$10.49	$10.51

Net investment income(a)	0.11		0.18	0.10	0.06	0.01	—	(b)

Net realized and unrealized gain (loss)	0.01		(0.04)	0.03	0.03	(0.06)	(0.02)

Total from investment operations	0.12		0.14	0.13	0.09	(0.05)	(0.02)

Distributions to shareholders from net investment income	(0.13)		(0.18)	(0.12)	(0.09)	(0.04)	—

Net asset value, end of period	$10.36		$10.37	$10.41	$10.40	$10.40	$10.49

Total return(c)	1.12%		1.37%	1.26%	0.96%	(0.57)%	(0.10	)%(d)

Net assets, end of period (in 000s)	$6,826		$7,184	$4,726	$1,658	$1,315	$10

Ratio of net expenses to average net assets	0.74	%(e)	0.75%	0.76%	0.80%	0.78%	0.77	%(e)

Ratio of total expenses to average net assets	1.02	%(e)	1.05%	1.12%	1.18%	1.25%	1.13	%(e)

Ratio of net investment income to average net assets	2.10	%(e)	1.69%	0.96%	0.62%	0.12%	0.15	%(e)

Portfolio turnover rate(f)	9%		36%	38%	47%	14%	17%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Represents cumulative total returns.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
High Quality Floating Rate	Institutional, Service and Advisor	Diversified
Core Fixed Income and Growth Opportunities	Institutional and Service	Diversified
Equity Index	Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Growth Opportunities Fund processed a 4-for-1 reverse stock split effective at the close of business on May 17, 2019. The stock split had no impact on the overall value of a shareholder’s investment in the Fund.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and High Quality Floating Rate	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate and or credit default, swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Bonds	$—	$15,225,951	$—
Mortgage-Backed Securities	—	13,918,358	—
Collateralized Mortgage Obligations	—	917,112	—
Commercial Mortgage-Backed Security	—	150,099	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	5,319,761	1,042,443	—
Asset-Backed Securities	—	3,614,221	—
Foreign Government Securities	—	1,929,534	—
Municipal Bonds	—	700,559	—
Investment Company	7,501,840	—	—

Total	$12,821,601	$37,498,277	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$71,505	$—
Futures Contracts	140,971	—	—
Credit Default Swap Contracts	—	17,083	—
Interest Rate Swap Contracts	—	71,081	—

Total	$140,971	$159,669	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(39,856)	$—
Futures Contracts	(89,576)	—	—
Interest Rate Swap Contracts	—	(47,158)	—

Total	$(89,576)	$(87,014)	$—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
Europe	$971,480	$—	$—
North America	170,807,068	—	—
Short-Term Investment	74,350	—	—

Total	$171,852,898	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$19,957	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(b)
North America	$70,873,934	$—	$—
Investment Company	1,092,324	—	—
Securities Lending Reinvestment Vehicle	352,707	—	—

Total	$72,318,965	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	$8,960,072	$2,001,760	$—
Mortgage-Backed Securities	—	2,496,967	—
Collateralized Mortgage Obligations	—	20,955,030	—
Commercial Mortgage-Backed Security	—	324,379	—
Asset-Backed Securities	—	32,902,512	—
Municipal Bond	—	95,778	—
Supranational	—	2,531,775	—
Investment Company	9,130,382	—	—
Short Term Investments	—	981,748	—

Total	$18,090,454	$62,289,949	$—

Derivative Type

Assets(a)
Futures Contracts	$52,739	$—	$—
Interest Rate Swap Contract	—	148	—

Total	$52,739	$148	$—

Liabilities(a)
Futures Contracts	$(60,738)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Variation margin on futures and swaps contracts	$212,052	(a)	Variation margin on futures and swaps contracts	$(136,734	)(a)
Credit	Variation margin on Swap contracts	17,083	(a)	—	—
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	71,505		Payable for unrealized loss on forward foreign currency exchange contracts	(39,856)

Total		$300,640			$(176,590)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2019 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES (continued)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures contracts	$19,957	—	$—

High Quality Floating Rate	Interest Rate	Variation margin on futures and swap contracts	52,887	Variation margin on futures contracts	(60,738)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2019 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$91,681	$67,900	170
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	11,817	40,912	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	982	40,974	241

Total		$104,480	$149,786	415

Equity Index

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$102,620	$69,150	8

High Quality Floating Rate

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(127,955)	$60,746	45

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%
Growth Opportunities	0.87	0.87	0.78	0.74	0.73	0.87	0.83	*
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.29

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve net management rate, as defined in the Fund’s most recent prospectuses. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Growth Opportunities Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $1,618, $909, and $6,594 of the Core Fixed Income, Growth Opportunities and High Quality Floating Rate Funds’ management fees, respectively.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2019, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees:

Net Management Rate
Fund	$0-$400 million	Over $400 million	Effective Rate
Equity Index	0.21%	0.20%	0.21%

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2019.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the six months ended June 30, 2019 for the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Fund’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of each applicable Fund, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Equity Index, Growth Opportunities and High Quality Floating Rate Funds are 0.004%, 0.004%, 0.004% and 0.034%, respectively. These Other Expense limitations will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$1,618	$—	$737	$132,368	$134,723
Equity Index	75,375	—	971	129,547	205,893
Growth Opportunities	14,991	31,651	311	115,497	162,450
High Quality Floating Rate	6,594	—	1,450	105,413	113,457

F.  Line of Credit Facility — As of June 30, 2019, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Funds did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

G.  Other Transactions with Affiliates — For the six months ended June 30, 2019, Goldman Sachs earned $319 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth Opportunities Fund.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the six months ended June 30, 2019:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Issuer

Equity Index	Goldman Sachs Group, Inc. (The)	$421,300	$—	$(20,052)	$8,002	$85,882	$495,132	2,420	$4,047

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
Core Fixed Income	$275,823	$12,434,472	$(5,208,455)	$7,501,840	7,501,840	$24,290
Growth Opportunities	1,640,990	17,444,670	(17,993,336)	1,092,324	1,092,324	13,287
High Quality Floating Rate	9,734,004	11,212,942	(11,816,564)	9,130,382	9,130,382	96,853

As of June 30, 2019, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 62% of the Institutional Shares of the Growth Opportunities Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$82,852,311	$4,475,028	$79,327,277	$4,059,891
Equity Index	—	1,828,932	—	10,574,127
Growth Opportunities	—	31,150,676	—	33,601,917
High Quality Floating Rate	—	6,361,437	2,257,069	4,204,164

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7.    SECURITIES LENDING

The Growth Opportunities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index and Growth Opportunities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Equity Index Fund did not have securities on loan as of June 30, 2019.

Each of the Equity Index and Growth Opportunities Funds and GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended June 30, 2019, are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Fund	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019
Equity Index	$—	$177,050	$(177,050)	$—
Growth Opportunities	193,706	5,820,807	(5,661,806)	352,707

8.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2018, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Capital loss carryforwards:
Perpetual short-term	$(1,042,210)	$—	$—	$(166,128)
Perpetual long-term	(1,165,002)	—	—	(969,533)
Total capital loss carryforwards	$(2,207,212)	$—	$—	$(1,135,661)
Timing differences (§ 857 (b)(9) deferred dividend, post October loss deferral, and straddle loss deferrals)	$(143,546)	$(129,576)	$(239,899)	$(106,038)

As of June 30, 2019, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Growth Opportunities	High Quality Floating Rate
Tax cost	$48,911,447	$64,688,959	$55,132,525	$80,289,506
Gross unrealized gain	1,831,526	114,919,660	18,439,694	350,717
Gross unrealized loss	(423,095)	(7,755,721)	(1,253,254)	(259,820)
Net unrealized security gain	$1,408,431	$107,163,939	$17,186,440	$90,897

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid,

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9.    OTHER RISKS (continued)

volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

10.    INDEMNIFICATIONS (continued)

course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.     OTHER MATTERS

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total distributable earnings (loss) or the net asset value of the Funds. Upon evaluation, GSAM has concluded that the change in accounting principle does not materially impact the financial statement amounts.

12.     SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	245,443	$2,597,245	239,264	$2,398,042
Reinvestment of distributions	6,086	64,608	1,385	14,101
Shares redeemed	(7,787)	(80,952)	(2,860)	(29,294)
	243,742	2,580,901	237,789	2,382,849
Service Shares
Shares sold	50,724	531,415	269,492	2,777,030
Reinvestment of distributions	54,215	573,419	121,784	1,241,765
Shares redeemed	(174,916)	(1,819,009)	(7,052,075)	(73,362,835)
	(69,977)	(714,175)	(6,660,799)	(69,344,040)

NET INCREASE (DECREASE)	173,765	$1,866,726	(6,423,010)	$(66,961,191)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Equity Index Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	108,048	$1,730,047	255,683	$4,433,966
Reinvestment of distributions	—	—	931,531	13,646,931
Shares redeemed	(720,415)	(11,653,377)	(1,225,406)	(20,993,560)

NET DECREASE	(612,367)	$(9,923,330)	(38,192)	$(2,912,663)

	Growth Opportunities Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,506	$4,361	1,452	$10,553
Reinvestment of distributions	—	—	14,418	37,921
Shares redeemed	—	—	—	(6)
Stock split share adjustment	(18,018)	—	—	—
	(16,512)	4,361	15,870	48,468
Service Shares
Shares sold	2,446,760	7,209,214	400,481	2,816,257
Reinvestment of distributions	—	—	15,482,361	39,325,197
Shares redeemed	(2,466,230)	(8,470,410)	(14,466,620)	(114,387,851)
Stock split share adjustment	(17,764,276)	—	—	—
	(17,783,746)	(1,261,196)	1,416,222	(72,246,397)

NET INCREASE (DECREASE)	(17,800,258)	$(1,256,835)	1,432,092	$(72,197,929)

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

13.    SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	(1)	$—	220,421	$2,298,983
Reinvestment of distributions	3,079	31,894	1,234	12,809
Shares redeemed	(6,906)	(71,886)	(2,992)	(31,202)
	(3,828)	(39,992)	218,663	2,280,590
Service Shares
Shares sold	357,512	3,710,070	1,428,964	14,877,058
Reinvestment of distributions	90,066	931,287	127,506	1,323,812
Shares redeemed	(460,369)	(4,778,454)	(930,951)	(9,686,886)
	(12,791)	(137,097)	625,519	6,513,984
Advisor Shares
Shares sold	188,682	1,961,144	385,926	4,020,676
Reinvestment of distributions	8,079	83,655	10,367	107,740
Shares redeemed	(230,353)	(2,394,514)	(157,560)	(1,641,339)
	(33,592)	(349,715)	238,733	2,487,077

NET INCREASE (DECREASE)	(50,211)	$(526,804)	1,082,915	$11,281,651

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes— The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Growth Opportunities Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,067.60		$2.10	N/A	N/A		N/A	$1,000	$1,260.50		$4.76	$1,000	$1,013.20		$1.70
Hypothetical 5% return	1,000	1,022.76	+	2.06	N/A	N/A		N/A	1,000	1,020.58	+	4.26	1,000	1,023.11	+	1.71
Service

Actual	1,000	1,066.40		3.38	$1,000	$1,183.00		$2.60	1,000	1,258.90		5.66	1,000	1,012.00		2.94
Hypothetical 5% return	1,000	1,021.52	+	3.31	1,000	1,022.41	+	2.41	1,000	1,019.79	+	5.06	1,000	1,021.87	+	2.96
Advisor

Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,011.20		3.69
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,021.12	+	3.71

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional	Service	Advisor
Core Fixed Income	0.41%	0.66%	N/A
Equity Index	N/A	0.48	N/A
Growth Opportunities	0.85	1.01	N/A
High Quality Floating Rate	0.34	0.59	0.74%

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Equity Index, Goldman Sachs Growth Opportunities and Goldman Sachs High Quality Floating Rate Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Core Fixed Income Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (in the case of the Equity Index Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Equity Index and Growth Opportunities Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (with respect to the Growth Opportunities Fund), other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Adviser for the Equity Index Fund), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser) that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Core Fixed Income Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Core Fixed Income Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, five-, and ten-year periods and in the third quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five-year period ended March 31, 2019. The Trustees noted that the Core Fixed Income Fund had experienced certain portfolio management changes in 2018 and the first half of 2019. The Trustees observed that the Equity Index Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2019. The Trustees noted that the Growth Opportunities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the ten-year period and in the third quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2019. They also noted that the Growth Opportunities Fund had experienced certain portfolio management changes in 2018. The Trustees observed that the High Quality Floating Rate Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods, the third quartile for the five-year period, and the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreements and, with respect to the Equity Index Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints (as applicable) to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Core Fixed Income, High Quality Floating Rate and Growth Opportunities Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	High Quality Floating Rate Fund

First $1 billion	0.40%	0.31%

Next $1 billion	0.36	0.28

Next $3 billion	0.34	0.27

Next $3 billion	0.33	0.26

Over $8 billion	0.32	0.25

Growth Opportunities Fund

First $2 billion	0.87%

Next $3 billion	0.78

Next $3 billion	0.74

Over $8 billion	0.73

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Equity Index and Growth Opportunities Funds) and to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund’s Service Shares.. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive a portion of its management fee in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Equity Index Fund (and fees earned by the Investment Adviser for managing the fund in which the Equity Index and Growth Opportunities Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Equity Index Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2020.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Sub-Advisory Agreement for the Equity Index Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance. In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Equity Index Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in index investing and track record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index by an amount approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2019.

Costs of Services Provided. The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate

First $50 Million	0.030%

Next $200 Million	0.020%

Next $750 Million	0.010%

Over $1 Billion	0.008%

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and the significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser.

Conclusion. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2020.

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2019 Goldman Sachs. All rights reserved.

VITMLTISAR-19/175371-OTU-1025432

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Small Cap Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 16.30% and 16.15%, respectively. These returns compare to the 16.98% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.54% during the Reporting Period, rallying strongly following negative absolute returns posted in 2018. While 2018 was the worst calendar year since 2008, the first half of 2019 was the strongest first half for the S&P 500® Index since 1997.

During the first quarter of 2019, the S&P 500® Index rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, there was an optimistic consensus outlook on a possible trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter of 2019, the markets kept a close eye on the Fed. After steadily raising short-term interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second quarter of 2019, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund posted double-digit absolute gains but modestly underperformed the Russell Index on a relative basis. Two of our quantitative model’s four investment themes detracted from performance, while two contributed positively. Stock selection overall, driven by these investment themes, dampened relative returns.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, two of our four investment themes — High Quality Business Models and Fundamental Mispricings — detracted from the Fund’s relative performance. The other two investment themes — Sentiment Analysis and Market Themes & Trends — contributed positively. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the Russell Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection overall hampered the Fund’s performance, with investments in the information technology, consumer discretionary and financials sectors detracting most from results relative to the Russell Index. Holdings in the health care, communication services and real estate sectors added to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the Russell Index were overweight positions in biofuels and renewable chemicals producer Renewable Energy Group, shoe designer and manufacturer Crocs and institutional financial services provider Moelis & Co. The overweight in Renewable Energy Group was established primarily as a result of our Fundamental Mispricings and Market Themes & Trends investment themes. Largely because of our High Quality Business Models and Market Themes & Trends investment themes, the Fund was overweight Crocs. The Fund’s overweight in Moelis & Co. was driven primarily by our High Quality Business Models investment theme.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in oncology-focused molecular test developer Veracyte, television broadcasting company Sinclair Broadcast Group and biotechnology and pharmaceuticals company Array BioPharma. The overweight in Veracyte was established predominantly due to our Market Themes & Trends and High Quality Business Models

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

investment themes. The overweight in Sinclair Broadcast Group was driven by our High Quality Business Models and Market Themes & Trends investment themes. The Fund was overweight Array BioPharma largely because of our Sentiment Analysis investment theme.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, in the second quarter of 2019, we introduced a number of new signals.

First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names.

Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends.

Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2019, the Fund was overweight the energy, materials, industrials and consumer staples sectors relative to the Russell Index. The Fund was underweight information technology, health care and utilities and was rather neutrally weighted in consumer discretionary, communication services, financials and real estate compared to the Russell Index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Index Definitions

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

It is not possible to invest directly in an index.

4

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-4.18%	8.02%	14.57%	6.94%	2/13/98
Service	-4.47	7.74	14.28	7.51	8/31/07

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.96%
Service	1.06	1.21

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193,4

Holding	% of Net Assets	Line of Business
Portland General Electric Co.	0.9%	Utilities
Repligen Corp.	0.9	Pharmaceuticals, Biotechnology & Life Sciences
Rexford Industrial Realty, Inc. (REIT)	0.8	Real Estate
First Industrial Realty Trust, Inc. (REIT)	0.8	Real Estate
Terreno Realty Corp. (REIT)	0.8	Real Estate
Delek US Holdings, Inc.	0.8	Energy
Wingstop, Inc.	0.8	Consumer Services
Insperity, Inc.	0.8	Commercial & Professional Services
Argo Group International Holdings Ltd.	0.8	Insurance
Cogent Communications Holdings, Inc.	0.8	Telecommunication Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]

The Fund’s overall top ten holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a securities lending reinvestment vehicle) which represents 0.8% of the Fund’s net assets as of 06/30/2019.

5

FUND BASICS

Small Cap Equity Insights Fund (continued)

as of June 30, 2019

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2019

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets at June 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Automobiles & Components – 0.2%
971	Gentherm, Inc.*	$40,617
1,164	Modine Manufacturing Co.*	16,657
1,950	Standard Motor Products, Inc.	88,413

		145,687

Banks – 11.3%
5,747	1st Source Corp.	266,661
410	ACNB Corp.	16,224
1,353	Allegiance Bancshares, Inc.*	45,109
6,734	Amalgamated Bank Class A	117,508
6,704	Bancorp, Inc. (The)*	59,800
637	Banner Corp.	34,494
3,313	Boston Private Financial Holdings, Inc.	39,988
24,917	Cadence Bancorp	518,274
7,243	Cathay General Bancorp	260,096
20,596	Central Pacific Financial Corp.	617,056
378	Century Bancorp, Inc. Class A	33,226
1,991	Columbia Banking System, Inc.	72,034
27,967	CVB Financial Corp.	588,146
650	Enterprise Bancorp, Inc.	20,611
5,191	Equity Bancshares, Inc. Class A*	138,392
4,753	Federal Agricultural Mortgage Corp. Class C	345,353
921	Financial Institutions, Inc.	26,847
11,139	First Bancorp	405,682
38,879	First Commonwealth Financial Corp.	523,700
4,373	First Financial Corp.	175,620
13,102	First Foundation, Inc.	176,091
6,418	First Internet Bancorp	138,244
9,403	Heartland Financial USA, Inc.	420,596
25,343	Hilltop Holdings, Inc.	539,046
622	Independent Bank Group, Inc.	34,185
16,087	International Bancshares Corp.	606,641
52,731	Investors Bancorp, Inc.	587,951
738	Lakeland Bancorp, Inc.	11,919
2,006	Macatawa Bank Corp.	20,582
4,969	Mercantile Bank Corp.	161,890
583	Metropolitan Bank Holding Corp.*	25,652
11,717	National Bank Holdings Corp. Class A	425,327
420	NBT Bancorp, Inc.	15,754
16,954	NMI Holdings, Inc. Class A*	481,324
4,167	Pacific Premier Bancorp, Inc.	128,677
1,516	Parke Bancorp, Inc.	36,308
770	Peapack Gladstone Financial Corp.	21,652
660	Preferred Bank	31,185
723	Provident Financial Services, Inc.	17,533
24,852	Radian Group, Inc.	567,868
1,756	Riverview Bancorp, Inc.	14,996
3,828	Sandy Spring Bancorp, Inc.	133,521
541	Seacoast Banking Corp. of Florida*	13,763
3,977	Sierra Bancorp	107,856
6,535	Southern National Bancorp of Virginia, Inc.	100,051
800	Territorial Bancorp, Inc.	24,720
1,182	Towne Bank	32,245

Common Stocks – (continued)
Banks – (continued)
12,532	TriCo Bancshares	473,710
518	Triumph Bancorp, Inc.*	15,048
20,737	TrustCo Bank Corp.	164,237
2,916	UMB Financial Corp.	191,931
3,909	United Community Financial Corp.	37,409
1,697	Univest Financial Corp.	44,563
248	Washington Trust Bancorp, Inc.	12,941
1,899	WesBanco, Inc.	73,206
7,948	WSFS Financial Corp.	328,252

		10,521,695

Capital Goods – 10.4%
7,751	Aegion Corp.*	142,618
12,521	Aerojet Rocketdyne Holdings, Inc.*	560,565
7,746	Albany International Corp. Class A	642,221
3,802	Astronics Corp.*	152,916
3,520	Barnes Group, Inc.	198,317
12,515	BMC Stock Holdings, Inc.*	265,318
19,637	Builders FirstSource, Inc.*	331,080
1,341	Columbus McKinnon Corp.	56,282
9,224	Comfort Systems USA, Inc.	470,332
21,021	Continental Building Products, Inc.*	558,528
2,907	CSW Industrials, Inc.	198,112
1,476	Ducommun, Inc.*	66,523
1,377	DXP Enterprises, Inc.*	52,175
5,205	Enphase Energy, Inc.*	94,887
3,847	EnPro Industries, Inc.	245,593
805	ESCO Technologies, Inc.	66,509
1,665	Franklin Electric Co., Inc.	79,088
1,193	GMS, Inc.*	26,246
7,425	Great Lakes Dredge & Dock Corp.*	81,972
2,939	Harsco Corp.*	80,646
1,126	Herc Holdings, Inc.*	51,605
721	Hillenbrand, Inc.	28,530
614	Hurco Cos., Inc.	21,834
14,262	JELD-WEN Holding, Inc.*	302,782
4,589	Kaman Corp.	292,273
6,176	Kennametal, Inc.	228,450
9,424	Kratos Defense & Security Solutions, Inc.*	215,715
1,686	Mercury Systems, Inc.*	118,610
642	Meritor, Inc.*	15,569
26,805	Milacron Holdings Corp.*	369,909
4,149	Miller Industries, Inc.	127,582
3,402	Moog, Inc. Class A	318,461
2,846	MRC Global, Inc.*	48,724
343	Powell Industries, Inc.	13,034
607	Proto Labs, Inc.*	70,424
2,332	Quanex Building Products Corp.	44,052
322	Raven Industries, Inc.	11,553
1,245	RBC Bearings, Inc.*	207,679
4,552	Rexnord Corp.*	137,561
2,756	Rush Enterprises, Inc. Class A	100,649
9,859	Simpson Manufacturing Co., Inc.	655,229
9,389	SPX FLOW, Inc.*	393,024

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
2,392	Tennant Co.	$146,390
8,033	Titan Machinery, Inc.*	165,319
13,521	TriMas Corp.*	418,745
2,090	Vectrus, Inc.*	84,770
7,061	Watts Water Technologies, Inc. Class A	657,944
6,873	Wesco Aircraft Holdings, Inc.*	76,290

		9,692,635

Commercial & Professional Services – 5.0%
1,877	Barrett Business Services, Inc.	155,040
14,353	CBIZ, Inc.*	281,175
2,261	Covanta Holding Corp.	40,495
4,052	CRA International, Inc.	155,313
819	Franklin Covey Co.*	27,846
3,491	Heidrick & Struggles International, Inc.	104,625
2,795	Huron Consulting Group, Inc.*	140,812
5,954	Insperity, Inc.	727,222
895	Kelly Services, Inc. Class A	23,440
16,480	Kforce, Inc.	578,283
13,568	Korn Ferry	543,670
853	Matthews International Corp. Class A	29,727
7,765	McGrath RentCorp	482,595
10,304	Navigant Consulting, Inc.	238,950
1,588	PICO Holdings, Inc.*	18,453
6,953	Tetra Tech, Inc.	546,158
5,951	TriNet Group, Inc.*	403,478
7,239	TrueBlue, Inc.*	159,692

		4,656,974

Consumer Durables & Apparel – 2.8%
20,111	American Outdoor Brands Corp.*	181,200
1,017	Bassett Furniture Industries, Inc.	15,509
16,852	Callaway Golf Co.	289,180
12,455	Crocs, Inc.*	245,986
1,365	Deckers Outdoor Corp.*	240,199
1,675	Ethan Allen Interiors, Inc.	35,276
612	Helen of Troy Ltd.*	79,921
2,832	Installed Building Products, Inc.*	167,711
832	Johnson Outdoors, Inc. Class A	62,042
13,870	KB Home	356,875
434	Malibu Boats, Inc. Class A*	16,861
6,917	MasterCraft Boat Holdings, Inc.*	135,504
9,299	Meritage Homes Corp.*	477,411
5,325	Taylor Morrison Home Corp. Class A*	111,612
1,467	Universal Electronics, Inc.*	60,176
19,770	Vista Outdoor, Inc.*	175,558

		2,651,021

Consumer Services – 3.4%
1,504	American Public Education, Inc.*	44,488
10,588	Chegg, Inc.*	408,591
279	Cracker Barrel Old Country Store, Inc.	47,634
8,239	Dave & Buster’s Entertainment, Inc.	333,432
5,790	Denny’s Corp.*	118,869
7,587	Everi Holdings, Inc.*	90,513
7,779	Fiesta Restaurant Group, Inc.*	102,216

Common Stocks – (continued)
Consumer Services – (continued)
16,417	K12, Inc.*	499,241
12,930	Laureate Education, Inc. Class A*	203,130
15,012	Scientific Games Corp. Class A*	297,538
8,225	SeaWorld Entertainment, Inc.*	254,975
763	Twin River Worldwide Holdings, Inc.*	22,699
7,680	Wingstop, Inc.	727,680

		3,151,006

Diversified Financials – 3.2%
53,326	Anworth Mortgage Asset Corp. (REIT)	202,106
19,666	Artisan Partners Asset Management, Inc. Class A	541,208
40,878	BrightSphere Investment Group plc	466,418
7,451	Cannae Holdings, Inc.*	215,930
17,376	Enova International, Inc.*	400,517
4,468	FGL Holdings	37,531
3,244	Great Ajax Corp. (REIT)	45,416
2,212	Green Dot Corp. Class A*	108,167
1,712	Greenhill & Co., Inc.	23,266
1,861	Houlihan Lokey, Inc.	82,870
13,657	On Deck Capital, Inc.*	56,677
9,147	Oppenheimer Holdings, Inc. Class A	248,981
4,371	Piper Jaffray Cos.	324,634
2,264	Regional Management Corp.*	59,702
3,731	Westwood Holdings Group, Inc.	131,331

		2,944,754

Energy – 5.4%
4,228	Arch Coal, Inc. Class A	398,320
1,227	Brigham Minerals, Inc. Class A*	26,331
5,597	Clean Energy Fuels Corp.*	14,944
8,266	CONSOL Energy, Inc.*	219,958
5,198	CVR Energy, Inc.	259,848
18,596	Delek US Holdings, Inc.	753,510
56,218	Denbury Resources, Inc.*	69,710
19,439	DHT Holdings, Inc.	114,885
1,164	Exterran Corp.*	16,552
4,749	Forum Energy Technologies, Inc.*	16,242
13,414	FTS International, Inc.*	74,850
7,460	GasLog Ltd.	107,424
18,294	Golar LNG Ltd.	338,073
10,885	Green Plains, Inc.	117,340
30,417	Helix Energy Solutions Group, Inc.*	262,499
1,296	International Seaways, Inc.*	24,624
15,525	Matrix Service Co.*	314,537
22,791	Newpark Resources, Inc.*	169,109
4,933	Oceaneering International, Inc.*	100,584
513	PDC Energy, Inc.*	18,499
8,189	Peabody Energy Corp.	197,355
12,646	Renewable Energy Group, Inc.*	200,566
7,353	Scorpio Tankers, Inc.	217,061
11,481	SEACOR Holdings, Inc.*	545,462
23,828	Superior Energy Services, Inc.*	30,976
4,014	Teekay Corp.	13,808
10,294	World Fuel Services Corp.	370,172

		4,993,239

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 0.4%
5,747	Ingles Markets, Inc. Class A	$178,904
3,685	Village Super Market, Inc. Class A	97,689
1,655	Weis Markets, Inc.	60,259

		336,852

Food, Beverage & Tobacco – 3.1%
172	Boston Beer Co., Inc. (The) Class A*	64,975
1,208	Coca-Cola Consolidated, Inc.	361,494
30,409	Darling Ingredients, Inc.*	604,835
10,816	Dean Foods Co.	9,992
2,413	Fresh Del Monte Produce, Inc.	65,030
10,773	Freshpet, Inc.*	490,279
2,657	Hostess Brands, Inc.*	38,367
4,278	J&J Snack Foods Corp.	688,544
1,005	John B Sanfilippo & Son, Inc.	80,089
3,224	National Beverage Corp.(a)	143,887
1,719	Universal Corp.	104,464
28,247	Vector Group Ltd.	275,408

		2,927,364

Health Care Equipment & Services – 4.6%
30,064	Allscripts Healthcare Solutions, Inc.*	349,644
683	BioTelemetry, Inc.*	32,887
2,228	Computer Programs & Systems, Inc.	61,916
6,513	Ensign Group, Inc. (The)	370,720
8,607	GenMark Diagnostics, Inc.*	55,860
1,491	Glaukos Corp.*	112,421
930	Haemonetics Corp.*	111,916
5,446	HealthEquity, Inc.*	356,168
8,804	HMS Holdings Corp.*	285,162
877	Integer Holdings Corp.*	73,598
1,348	LivaNova plc*	97,002
537	Mesa Laboratories, Inc.	131,211
3,388	NextGen Healthcare, Inc.*	67,421
1,619	Novocure Ltd.*	102,369
7,688	Omnicell, Inc.*	661,399
3,624	Orthofix Medical, Inc.*	191,637
229	Providence Service Corp. (The)*	13,131
8,833	STAAR Surgical Co.*	259,514
285	Surmodics, Inc.*	12,304
5,395	Tandem Diabetes Care, Inc.*	348,085
17,282	Tenet Healthcare Corp.*	357,046
8,873	Triple-S Management Corp. Class B*	211,621
976	Varex Imaging Corp.*	29,914

		4,292,946

Household & Personal Products – 0.0%
1,971	Central Garden & Pet Co. Class A*	48,565

Insurance – 2.9%
22,887	American Equity Investment Life Holding Co.	621,611
5,180	AMERISAFE, Inc.	330,329
9,639	Argo Group International Holdings Ltd.	713,768
4,036	Employers Holdings, Inc.	170,602
5,564	FBL Financial Group, Inc. Class A	354,983
10,804	Genworth Financial, Inc. Class A*	40,083

Common Stocks – (continued)
Insurance – (continued)
563	James River Group Holdings Ltd.	26,405
2,775	National General Holdings Corp.	63,658
103	National Western Life Group, Inc. Class A	26,471
1,015	Safety Insurance Group, Inc.	96,557
6,942	Trupanion, Inc.*(a)	250,814

		2,695,281

Materials – 5.6%
28,265	AK Steel Holding Corp.*	66,988
12,600	Boise Cascade Co.	354,186
11,284	Carpenter Technology Corp.	541,406
3,376	Chase Corp.	363,393
33,399	Ferro Corp.*	527,704
504	Haynes International, Inc.	16,032
1,180	HB Fuller Co.	54,752
4,570	Innophos Holdings, Inc.	133,033
2,227	Innospec, Inc.	203,191
1,313	Kaiser Aluminum Corp.	128,162
3,925	Kraton Corp.*	121,950
20,223	Louisiana-Pacific Corp.	530,247
5,853	Materion Corp.	396,892
6,202	Minerals Technologies, Inc.	331,869
6,158	OMNOVA Solutions, Inc.*	38,364
3,554	PH Glatfelter Co.	59,991
9,060	PolyOne Corp.	284,393
122	Quaker Chemical Corp.	24,751
6,787	Schnitzer Steel Industries, Inc. Class A	177,616
4,428	SunCoke Energy, Inc.*	39,321
9,584	Trinseo SA	405,787
2,915	Tronox Holdings plc Class A	37,254
13,172	Warrior Met Coal, Inc.	344,053
1,352	Worthington Industries, Inc.	54,432

		5,235,767

Media & Entertainment – 1.8%
10,410	Cars.com, Inc.*	205,285
4,163	Central European Media Enterprises Ltd. Class A*	18,151
4,023	Entravision Communications Corp. Class A	12,552
17,096	EW Scripps Co. (The) Class A	261,398
24,226	Glu Mobile, Inc.*	173,943
2,456	IMAX Corp.*	49,611
1,590	Liberty Latin America Ltd. Class A*	27,396
11,729	Liberty TripAdvisor Holdings, Inc. Class A*	145,439
1,622	Loral Space & Communications, Inc.*	55,975
9,113	Meet Group, Inc. (The)*	31,713
1,297	Meredith Corp.	71,413
11,974	MSG Networks, Inc. Class A*	248,341
20,238	New Media Investment Group, Inc.	191,047
617	Scholastic Corp.	20,509
1,942	TechTarget, Inc.*	41,267
3,485	Yelp, Inc.*	119,117

		1,673,157

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 9.5%
4,559	ACADIA Pharmaceuticals, Inc.*	$121,862
4,421	Acceleron Pharma, Inc.*	181,615
6,332	Amicus Therapeutics, Inc.*	79,023
5,052	Anika Therapeutics, Inc.*	205,212
2,633	Arena Pharmaceuticals, Inc.*	154,373
10,419	Array BioPharma, Inc.*	482,712
11,239	Arrowhead Pharmaceuticals, Inc.*(a)	297,833
2,760	Assertio Therapeutics, Inc.*	9,522
2,378	Audentes Therapeutics, Inc.*	90,031
5,450	Blueprint Medicines Corp.*	514,099
10,030	CareDx, Inc.*	360,980
2,341	Coherus Biosciences, Inc.*	51,736
1,227	Cyclerion Therapeutics, Inc.*	14,049
1,242	Dicerna Pharmaceuticals, Inc.*	19,561
4,667	Editas Medicine, Inc.*	115,462
712	Enanta Pharmaceuticals, Inc.*	60,079
4,546	Esperion Therapeutics, Inc.*	211,480
3,546	FibroGen, Inc.*	160,208
3,289	Fluidigm Corp.*	40,520
787	G1 Therapeutics, Inc.*	24,129
9,436	Genomic Health, Inc.*	548,892
5,206	Global Blood Therapeutics, Inc.*	273,836
31,229	Halozyme Therapeutics, Inc.*	536,514
1,287	Intercept Pharmaceuticals, Inc.*	102,407
8,378	Invitae Corp.*	196,883
7,956	Mallinckrodt plc*	73,036
1,490	Mirati Therapeutics, Inc.*	153,470
382	MyoKardia, Inc.*	19,153
5,196	Myriad Genetics, Inc.*	144,345
14,799	Natera, Inc.*	408,156
4,236	Pacira BioSciences, Inc.*	184,224
5,712	PDL BioPharma, Inc.*	17,936
8,847	Phibro Animal Health Corp. Class A	281,069
38,611	Pieris Pharmaceuticals, Inc.*	181,472
10,748	Prestige Consumer Healthcare, Inc.*	340,497
7,854	Prothena Corp. plc*	83,017
3,230	PTC Therapeutics, Inc.*	145,350
2,254	Puma Biotechnology, Inc.*	28,648
1,933	Radius Health, Inc.*	47,088
9,359	Repligen Corp.*	804,406
3,162	Ultragenyx Pharmaceutical, Inc.*	200,787
4,487	Vanda Pharmaceuticals, Inc.*	63,222
22,031	Veracyte, Inc.*	628,104
7,806	Voyager Therapeutics, Inc.*	212,479

		8,869,477

Real Estate – 6.5%
4,765	Alexander & Baldwin, Inc. (REIT)	110,071
13,221	Cedar Realty Trust, Inc. (REIT)	35,036
1,374	CorePoint Lodging, Inc. (REIT)	17,024
962	EastGroup Properties, Inc. (REIT)	111,573
798	Essential Properties Realty Trust, Inc. (REIT)	15,992
20,668	First Industrial Realty Trust, Inc. (REIT)	759,342
10,101	Gladstone Commercial Corp. (REIT)	214,343
8,381	Hersha Hospitality Trust (REIT)	138,622

Common Stocks – (continued)
Real Estate – (continued)
6,024	Independence Realty Trust, Inc. (REIT)	69,698
10,107	Kennedy-Wilson Holdings, Inc.	207,901
60,085	Lexington Realty Trust (REIT)	565,400
16,040	National Storage Affiliates Trust (REIT)	464,198
1,653	Newmark Group, Inc. Class A	14,844
9,211	NexPoint Residential Trust, Inc. (REIT)	381,335
21,034	Physicians Realty Trust (REIT)	366,833
19,434	Piedmont Office Realty Trust, Inc. Class A (REIT)	387,320
468	Retail Value, Inc. (REIT)	16,286
19,535	Rexford Industrial Realty, Inc. (REIT)	788,628
34,787	RLJ Lodging Trust (REIT)	617,121
15,402	Terreno Realty Corp. (REIT)	755,314

		6,036,881

Retailing – 5.4%
2,294	Aaron’s, Inc.	140,874
14,401	Abercrombie & Fitch Co. Class A	230,992
15,246	American Eagle Outfitters, Inc.	257,657
2,979	America’s Car-Mart, Inc.*	256,432
1,259	Asbury Automotive Group, Inc.*	106,184
2,500	Boot Barn Holdings, Inc.*	89,100
2,695	Cato Corp. (The) Class A	33,202
10,103	Citi Trends, Inc.	147,706
6,530	Conn’s, Inc.*	116,365
1,825	Container Store Group, Inc. (The)*	13,359
10,203	Core-Mark Holding Co., Inc.	405,263
2,995	Genesco, Inc.*	126,659
6,548	Group 1 Automotive, Inc.	536,216
11,649	Groupon, Inc.*	41,703
4,984	Hudson Ltd. Class A*	68,729
9,224	Liberty Expedia Holdings, Inc. Class A*	440,815
6,933	Monro, Inc.	591,385
6,922	Murphy USA, Inc.*	581,656
12,532	Office Depot, Inc.	25,816
1,736	PetMed Express, Inc.	27,203
6,516	Rent-A-Center, Inc.*	173,521
8,664	Sally Beauty Holdings, Inc.*	115,578
3,493	Shutterstock, Inc.	136,891
3,310	Sleep Number Corp.*	133,691
3,168	Sonic Automotive, Inc. Class A	73,973
1,488	Stitch Fix, Inc. Class A*	47,601
11,120	Tilly’s, Inc. Class A	84,846

		5,003,417

Semiconductors & Semiconductor Equipment – 2.8%
2,004	Ambarella, Inc.*	88,437
5,494	Amkor Technology, Inc.*	40,985
5,169	Cirrus Logic, Inc.*	225,885
13,230	Diodes, Inc.*	481,175
13,368	Inphi Corp.*	669,737
2,824	Lattice Semiconductor Corp.*	41,202
7,692	MaxLinear, Inc. Class A*	180,301
28,849	Rambus, Inc.*	347,342
6,867	Semtech Corp.*	329,959
8,010	Xperi Corp.	164,926

		2,569,949

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 4.2%
819	ACI Worldwide, Inc.*	$28,124
4,566	Avaya Holdings Corp.*	54,381
12,451	Bottomline Technologies DE, Inc.*	550,832
15,914	Box, Inc. Class A*	280,246
1,482	Cardtronics plc Class A*	40,488
2,007	CommVault Systems, Inc.*	99,587
8,201	Conduent, Inc.*	78,648
11,374	Cornerstone OnDemand, Inc.*	658,896
1,610	Everbridge, Inc.*	143,966
764	Five9, Inc.*	39,186
503	I3 Verticals, Inc. Class A*	14,813
1,072	KBR, Inc.	26,736
128	MicroStrategy, Inc. Class A*	18,344
1,386	Mitek Systems, Inc.*	13,777
6,597	MobileIron, Inc.*	40,901
841	Paysign, Inc.*	11,244
25,320	Perspecta, Inc.	592,741
1,424	Presidio, Inc.	19,466
9,729	Progress Software Corp.	424,379
328	PROS Holdings, Inc.*	20,749
786	SPS Commerce, Inc.*	80,337
8,143	SVMK, Inc.*	134,441
6,800	Sykes Enterprises, Inc.*	186,728
651	Upland Software, Inc.*	29,640
1,303	Varonis Systems, Inc.*	80,708
3,550	Workiva, Inc.*	206,220
2,526	Zuora, Inc. Class A*	38,698

		3,914,276

Technology Hardware & Equipment – 4.4%
8,167	Acacia Communications, Inc.*	385,156
3,669	AVX Corp.	60,905
7,846	Belden, Inc.	467,386
1,128	Benchmark Electronics, Inc.	28,335
821	Comtech Telecommunications Corp.	23,078
1,085	CTS Corp.	29,924
1,639	ePlus, Inc.*	112,993
18,170	Extreme Networks, Inc.*	117,560
7,799	Fabrinet*	387,376
5,474	Fitbit, Inc. Class A*	24,086
8,005	Harmonic, Inc.*	44,428
10,034	Insight Enterprises, Inc.*	583,979
1,413	Itron, Inc.*	88,411
2,413	Knowles Corp.*	44,182
3,850	NetScout Systems, Inc.*	97,752
2,595	Novanta, Inc.*	244,709
1,909	OSI Systems, Inc.*	215,011
5,653	PC Connection, Inc.	197,742
138	Rogers Corp.*	23,816
590	Sanmina Corp.*	17,865
937	Tech Data Corp.*	98,010
2,376	Viavi Solutions, Inc.*	31,577
26,871	Vishay Intertechnology, Inc.	443,909
7,269	Vishay Precision Group, Inc.*	295,339

		4,063,529

Common Stocks – (continued)
Telecommunication Services – 1.3%
11,801	Cogent Communications Holdings, Inc.	700,508
6,541	Iridium Communications, Inc.*	152,144
3,838	Ooma, Inc.*	40,222
8,872	ORBCOMM, Inc.*	64,322
2,164	Shenandoah Telecommunications Co.	83,357
8,105	Spok Holdings, Inc.	121,899
6,531	Vonage Holdings Corp.*	73,996

		1,236,448

Transportation – 1.0%
735	Atlas Air Worldwide Holdings, Inc.*	32,811
3,433	Avis Budget Group, Inc.*	120,704
2,989	Covenant Transportation Group, Inc. Class A*	43,968
13,555	Echo Global Logistics, Inc.*	282,893
7,587	Heartland Express, Inc.	137,097
10,552	Marten Transport Ltd.	191,519
2,676	SkyWest, Inc.	162,353

		971,345

Utilities – 2.6%
7,191	Avista Corp.	320,718
1,421	El Paso Electric Co.	92,933
730	Northwest Natural Holding Co.	50,735
6,935	NorthWestern Corp.	500,360
5,900	Pattern Energy Group, Inc. Class A	136,231
14,935	Portland General Electric Co.(b)	809,029
572	Southwest Gas Holdings, Inc.	51,263
7,012	Unitil Corp.	419,949
962	York Water Co. (The)	34,363

		2,415,581

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $85,436,757)		$91,047,846

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.8%
Goldman Sachs Financial Square Government Fund — Institutional Shares
716,500	2.308%	$716,500
(Cost $716,500)

TOTAL INVESTMENTS – 98.6%
(Cost $86,153,257)		$91,764,346

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		1,338,932

NET ASSETS – 100.0%		$93,103,278

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	9	09/20/2019	$705,195	$17,350

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $85,436,757)(a)	$91,047,846
Investments in affiliated securities lending reinvestment vehicle, at value (cost $716,500)	716,500
Cash	854,145
Receivables:
Investments sold	12,094,032
Dividends	73,924
Reimbursement from investment adviser	14,140
Fund shares sold	4,538
Securities lending income	1,310
Variation margin on futures	7,785
Other assets	366

Total assets	104,814,586

Liabilities:
Payables:
Investments purchased	10,663,883
Payable upon return of securities loaned	716,500
Fund shares redeemed	192,833
Management fees	52,586
Distribution and Service fees and Transfer Agency fees	5,126
Accrued expenses	80,380

Total liabilities	11,711,308

Net Assets:
Paid-in capital	86,638,002
Total distributable earnings (loss)	6,465,276

NET ASSETS	$93,103,278
Net Assets:
Institutional	$75,502,804
Service	17,600,474

Total Net Assets	$93,103,278
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	6,260,353
Service	1,473,584
Net asset value, offering and redemption price per share:
Institutional	$12.06
Service	11.94

(a) Includes loaned securities having a market value of $685,657.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — unaffiliated issuers	$679,706
Securities lending income — affiliated issuer	10,699
Dividends — affiliated issuers	1,095

Total investment income	691,500

Expenses:
Management fees	326,627
Professional fees	46,106
Custody, accounting and administrative services	45,281
Printing and mailing costs	24,104
Distribution and Service fees — Service Shares	22,466
Transfer Agency fees(a)	9,331
Trustee fees	8,012
Registration fees	635
Other	5,083

Total expenses	487,645

Less — expense reductions	(86,699)

Net expenses	400,946

NET INVESTMENT INCOME	290,554

Realized and unrealized gain:
Net realized gain from:
Investments — unaffiliated issuers	409,190
Futures contracts	33,489
Net change in unrealized gain on:
Investments — unaffiliated issuers	12,926,460
Futures contracts	17,350

Net realized and unrealized gain	13,386,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,677,043

(a) Institutional and Service Shares incurred Transfer Agency fees of $7,534 and $1,797, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$290,554	$408,340
Net realized gain	442,679	12,769,646
Net change in unrealized gain (loss)	12,943,810	(20,846,496)

Net increase (decrease) in net assets resulting from operations	13,677,043	(7,668,510)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(11,874,335)
Service Shares	—	(2,807,539)

Total distributions to shareholders	—	(14,681,874)

From share transactions:
Proceeds from sales of shares	2,959,747	12,578,607
Reinvestment of distributions	—	14,681,874
Cost of shares redeemed	(9,021,224)	(17,743,096)

Net increase (decrease) in net assets resulting from share transactions	(6,061,477)	9,517,385

TOTAL INCREASE (DECREASE)	7,615,566	(12,832,999)

Net assets:

Beginning of period	85,487,712	98,320,711

End of period	$93,103,278	$85,487,712

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017	2016	2015		2014

Per Share Data

Net asset value, beginning of period	$10.37		$13.66		$13.79	$11.60	$13.67		$15.07

Net investment income(a)	0.04		0.07	(b)	0.08	0.11	0.08	(c)	0.08

Net realized and unrealized gain (loss)	1.65		(1.21)		1.53	2.59	(0.37)		0.90

Total from investment operations	1.69		(1.14)		1.61	2.70	(0.29)		0.98

Distributions to shareholders from net investment income	—		(0.07)		(0.08)	(0.15)	(0.04)		(0.12)

Distributions to shareholders from net realized gains	—		(2.08)		(1.66)	(0.36)	(1.74)		(2.26)

Total distributions	—		(2.15)		(1.74)	(0.51)	(1.78)		(2.38)

Net asset value, end of period	$12.06		$10.37		$13.66	$13.79	$11.60		$13.67

Total return(d)	16.30%		(8.62)%		11.57%	23.13%	(2.13)%		6.93%

Net assets, end of period (in 000s)	$75,503		$68,951		$77,815	$77,421	$73,270		$89,043

Ratio of net expenses to average net assets	0.81	%(e)	0.81%		0.81%	0.81%	0.81%		0.83%

Ratio of total expenses to average net assets	1.00	%(e)	0.98%		1.00%	1.04%	0.99%		1.04%

Ratio of net investment income to average net assets	0.67	%(e)	0.46	%(b)	0.53%	0.95%	0.59	%(c)	0.53%

Portfolio turnover rate(f)	60%		116%		110%	119%	124%		119%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018		2017	2016	2015		2014

Per Share Data

Net asset value, beginning of period	$10.28		$13.55		$13.70	$11.52	$13.60		$15.00

Net investment income(a)	0.02		0.03	(b)	0.04	0.08	0.05	(c)	0.04

Net realized and unrealized gain (loss)	1.64		(1.19)		1.51	2.58	(0.39)		0.90

Total from investment operations	1.66		(1.16)		1.55	2.66	(0.34)		0.94

Distributions to shareholders from net investment income	—		(0.03)		(0.04)	(0.12)	—	(d)	(0.08)

Distributions to shareholders from net realized gains	—		(2.08)		(1.66)	(0.36)	(1.74)		(2.26)

Total distributions	—		(2.11)		(1.70)	(0.48)	(1.74)		(2.34)

Net asset value, end of period	$11.94		$10.28		$13.55	$13.70	$11.52		$13.60

Total return(e)	16.15%		(8.82)%		11.22%	22.92%	(2.49)%		6.69%

Net assets, end of period (in 000s)	$17,600		$16,537		$20,505	$20,437	$19,488		$23,744

Ratio of net expenses to average net assets	1.06	%(f)	1.06%		1.06%	1.06%	1.06%		1.08%

Ratio of total expenses to average net assets	1.25	%(f)	1.23%		1.25%	1.29%	1.24%		1.29%

Ratio of net investment income to average net assets	0.42	%(f)	0.19	%(b)	0.28%	0.70%	0.34	%(c)	0.28%

Portfolio turnover rate(g)	60%		116%		110%	119%	124%		119%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.15% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Small Cap Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$387,376	$—	$—
Europe	425,653	—	—
North America	90,207,421	—	—
South America	27,396
Securities Lending Reinvestment Vehicle	716,500	—	—

Total	$91,764,346	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$17,350	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$17,350	—	$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2019 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$33,489	$17,350	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

0.70%	0.63%	0.60%	0.59%	0.70%	0.70%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $76 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.094%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$76	$1,299	$85,324	$86,699

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company

$—	$2,012,696	$(2,012,696)	$—	—	$1,095

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $55,172,504 and $61,851,534 respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7.    SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2019
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2019

$1,204	$508	$169,912

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019

$993,085	$5,518,509	$(5,795,094)	$716,500

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (§ 857(b)(9) Deferred Dividend/ Post October Loss Deferral)	$(667,178)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$86,296,308
Gross unrealized gain	10,720,698
Gross unrealized loss	(5,252,660)
Net unrealized gain	$5,468,038

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

9.    OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.  SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

12.  SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	205,351	$2,416,355	746,343	$10,751,346
Reinvestment of distributions	—	—	1,125,530	11,874,335
Shares redeemed	(592,859)	(6,955,275)	(921,549)	(13,354,939)
	(387,508)	(4,538,920)	950,324	9,270,742
Service Shares
Shares sold	47,245	543,392	128,444	1,827,261
Reinvestment of distributions	—	—	268,407	2,807,539
Shares redeemed	(181,611)	(2,065,949)	(301,678)	(4,388,157)
	(134,366)	(1,522,557)	95,173	246,643

NET INCREASE (DECREASE)	(521,874)	$(6,061,477)	1,045,497	$9,517,385

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,163.00		$4.34
Hypothetical 5% return	1,000	1,020.78	+	4.06
Service

Actual	1,000	1,161.50		5.68
Hypothetical 5% return	1,000	1,019.54	+	5.31

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Small Cap Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, five-, and ten-year periods and underperformed for the three-year period ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.70%

Next $3 billion	0.63

Next $3 billion	0.60

Over $8 billion	0.59

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

31

TRUSTEES	OFFICERS
Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels James A. McNamara Roy W. Templin Gregory G. Weaver	James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Small Cap Equity Insights Fund.

© 2019 Goldman Sachs. All rights reserved.

VITSCSAR-19/175375-OTU-1025428

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity U.S. Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 22.29% and 22.19%, respectively. These returns compare to the 21.49% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.54% during the Reporting Period, rallying strongly following negative absolute returns posted in 2018. While 2018 was the worst calendar year since 2008, the first half of 2019 was the strongest first half for the S&P 500® Index since 1997.

During the first quarter of 2019, the S&P 500® Index rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, there was an optimistic consensus outlook on a possible trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter of 2019, the markets kept a close eye on the Fed. After steadily raising short-term interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second quarter of 2019, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index during the Reporting Period attributable primarily to stock selection overall. Sector allocation as a whole detracted from performance, albeit modestly.

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the health care, consumer staples and communication services sectors. The sector that detracted most from the Fund’s relative results during the Reporting Period was financials, wherein stock selection hurt most. Having an overweighted allocation to energy, which was the second-weakest sector in the Russell Index during the Reporting Period, and having an underweighted allocation to information technology, which was the best performing sector in the Russell Index during the Reporting Period, also dampened relative results.

What were some of the Fund’s best-performing individual stocks?

Among those stocks the Fund benefited most from relative to the Russell Index were underweight positions in research-based biopharmaceutical company AbbVie and diversified health care company UnitedHealth Group and an overweight position in social media giant Facebook.

In late January 2019, AbbVie’s stock fell sharply after the company reported its fourth quarter 2018 results, in which several negative headlines provoked a selloff. First, AbbVie missed revenue and earnings consensus estimates. Second, Humira, an immunology drug that constitutes the majority of the company’s revenues, saw biosimilar competition in Europe significantly erode its international revenues. Finally, AbbVie announced relatively weak 2019 guidance, highlighting concerns that Humira may face heightened pressures in the U.S. ahead of its patent expiration in 2023. Toward the end of the Reporting Period, the company also announced it would be acquiring pharmaceutical company Allergan, which caused AbbVie’s stock to drop, as investors digested the news and its potential implications. At the end of the Reporting Period, we maintained an underweight position in AbbVie and planned to monitor potential headwinds and developments going forward.

While posting a rather flat return for the Reporting Period overall, shares of UnitedHealth Group dropped in February 2019, along with other managed care stocks, when pharmaceutical company executives testified before the U.S. Congress to address criticism over excessive drug pricing. During the hearings, the executives deflected the blame to insurance companies and pharmacy benefit managers (“PBMs”), such as UnitedHealth Group, arguing that the rebates PBMs collect from drug makers should be eliminated. Its stock also declined in April 2019 despite reporting solid earnings that beat consensus estimates on most metrics. The weakness was caused, in our view, by persistent concerns around the Medicare for All proposals and the impact such a plan might have. At the end of the Reporting Period, we continued to believe UnitedHealth Group is a well-run health care company that provides a wide range of services, including health benefit plans, health management services and pharmacy care services. However, given that UnitedHealth Group derives a portion of its revenue from rebates and given the uncertainty around health care ahead of the U.S. elections, we remained somewhat cautious and maintained an underweight position in the company, intending to monitor the landscape ahead for the company.

Facebook’s shares spiked at the end of January 2019 after the company released a strong earnings report for the fourth quarter of 2018. Facebook beat consensus expectations for revenues and earnings per share and posted solid active user figures, underscoring that consumers and advertisers may not be fazed by recent scrutiny from policymakers and privacy advocates. Additionally, its management’s dialogue marked a shift in tone from focusing on defensive areas, like data security, to more offensive initiatives pertaining to product development. Its stock continued to rise and then jumped again in April 2019 following a better than consensus expected earnings release in which the company reported solid revenue growth and improved expense guidance in the first quarter of 2019. The results appeared to be driven by ongoing advertising success and healthy user growth and engagement across platforms, two bright spots that tie directly to our investment thesis on the company. At the end of the Reporting Period, we continued to monitor any potential headline or political risks going forward, but we remained confident in Facebook’s advertising platform, with Instagram stories and the monetization of messaging apps as particular points of strength. Overall, we continued to view Facebook as one of the more intriguing risk/reward opportunities within the online industry.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to the Russell Index were positions in health insurance company Humana, pharmaceutical company Eli Lilly and crude oil refining company Marathon Petroleum.

Shares of Humana fell late in February 2019, along with other managed care stocks, as pharmaceutical company executives testified before the U.S. Congress to address criticism over excessive drug pricing. During the hearings, the executives deflected

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

part of the blame to insurance companies, such as Humana, arguing that the rebates insurance companies collect from drug makers should be eliminated. Humana’s stock also declined in April 2019, as concerns around the Medicare for All proposals and the impact such a program might have weighed on its stock. At the end of the Reporting Period, we believed the company still had opportunities for growth ahead, as we see it as a potential beneficiary from Medicare patient growth and the aging of our population. However, given that Humana derives a portion of its revenue from rebates, we remained somewhat cautious and intended to monitor developments on this front going forward.

Shares of Eli Lilly slumped in April 2019 along with other biopharmaceutical stocks, as investors seemed to intensify their profit-taking after a first quarter 2019 rally in the industry. Weighing on sentiment was the generally negative view held by the U.S. Congress on elevated drug prices and the U.S. Administration’s stated priority to address the situation. In our opinion, the mid-April 2019 selloff was likely partially a product of heightened investor fear and other emotional factors. For the rest of the second calendar quarter, Eli Lilly’s shares were largely range-bound, with little fundamental data driving its performance. At the end of the Reporting Period, we maintained our belief that Eli Lilly has strong risk/reward prospects versus its peers, and we saw upside potential to its diabetes franchise. We were optimistic about its management’s commitment to creating shareholder value through increased dividends and share repurchases. Overall, we viewed Eli Lilly as a high quality pharmaceutical business with leading franchises, a robust drug pipeline and an improving financial profile.

Nearly all of Marathon Petroleum’s stock price decline came in May 2019. Early in the month, the company reported quarterly results that missed on earnings per share market expectations, driven primarily by weakness in refining and retail margins. On the positive side, Marathon Petroleum continued to buy back shares and also reported strong operating cash flow and capital expenditures. Despite the mixed reports, we remained positive on the company at the end of the Reporting Period and felt its acquisition of fellow petroleum refiner Andeavor seemed to be going well and on track to unlock further synergies for the combined company, now the largest U.S. refiner by capacity. Furthermore, we were positive on the outlook for both the industry and the business and on the company management’s ability to achieve synergy targets and focus on returning capital to shareholders. We maintained our belief that Marathon Petroleum is a high quality company with what we consider to be a strong balance sheet, stable free cash flow and robust return on equity, and we were positive on its prospects ahead.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

Among the purchases initiated during the Reporting Period, we established a Fund position in Accenture. We feel that in recent years Accenture has repositioned itself as a leading information technology implementation company in digital and new age technologies, including cloud, software-as-a-service, analytics and securities. In our opinion, the company’s existing client relationships and strong consulting practice have facilitated its early involvement in deals, a key competitive advantage versus its peers. Further, balanced capital allocation to thoughtful acquisitions and capital returns have enabled the company to invest in growth initiatives, in our view.

We initiated a Fund position in pharmaceutical company AstraZeneca. We are encouraged by AstraZeneca’s momentum in product sales growth and strong operating leverage. At the time of purchase, we liked the company and felt it had best-in-class top and bottom line growth potential over the next several years. Additionally, AstraZeneca has multiple phase 3 readouts across different drugs scheduled throughout 2019, which we believe could continue to drive growth. (The main focus of phase 3 drug trials is to demonstrate and confirm the preliminary evidence gathered in the previous trials that the drug is, a safe, beneficial and effective treatment for the intended indication. Phase 3 is the last phase of testing to be completed before the drug’s details and clinical trial results are submitted to the regulatory authorities for approval of the drug’s release on the open market.)

Conversely, we eliminated the Fund’s position in specialty finance company Global Payments. Following an extended period of strong performance, we decided to realize gains and allocate capital to what we considered to be other high quality growth names in the payments industry. We felt that, as we get deeper in the economic cycle, there may be other names in the industry that could provide high quality characteristics in the event of a downturn.

We sold the Fund’s position in semiconductor company NVIDIA. Its stock experienced volatility during the Reporting Period due to continued trade uncertainties and concerns around data centers, gaming and crypto demand, which are all key end-markets for the company. The company also reported disappointing earnings during the Reporting Period, which further pressured its stock. While we believe NVIDIA is a high quality advanced chip designer, we decided to exit the position in favor of companies we saw as having more favorable near-term risk/reward profiles.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and information technology increased compared to the Russell Index. The Fund’s allocation compared to the Russell Index in industrials and consumer discretionary decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2019, the Fund had overweighted positions relative to the Russell Index in the health care, energy and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer discretionary, industrials and financials and was rather neutrally weighted to the Russell Index in communication services, materials, consumer staples and real estate. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period. However, effective July 17, 2019, after the close of the Reporting Period, portfolio managers Steven M. Barry, Managing Director, Chief Investment Officer, Fundamental Equity U.S. Equity, and Stephen E. Becker, CFA, Managing Director, each became Managing Director, Co-Chief Investment Officer of Fundamental Equity U.S. Equity, continuing as portfolio managers of the Fund. Steven M. Barry has managed the Fund since 2000, and Stephen E. Becker has managed the Fund since 2013.

What is the Fund’s tactical view and strategy for the months ahead?

Following a strong start for the U.S. equity markets during the first half of 2019, we continued to view U.S. equities as the most favorable asset class at the end of the Reporting Period, offering what we saw as reasonable valuations relative to solid macroeconomic and corporate fundamentals. After a significant repricing of assets and market expectations in the fourth quarter of 2018, the U.S. equity markets rebounded with the strongest first half of a calendar year since 1997 despite geopolitical tensions and trade relations oscillating between positive and negative developments. U.S. equities were buoyed by declining 10-year U.S. Treasury rates, as investors expected potential interest rate cuts, a dramatic shift from the Fed’s actions at this point in 2018. While we were encouraged by the strong start to 2019, we also expected to see more signals of an aging economic cycle moving forward, which may be challenging to navigate and require even more selectivity by stock pickers. Yet without clearer indications of deteriorating fundamentals, we believed it too early to position for a downturn in global economic growth or corporate earnings.

That said, at the end of the Reporting Period, we expected choppier conditions for the remainder of 2019. Within this more volatile backdrop, we believed a thorough understanding of both market and company-specific variables may well be crucial to navigating the evolving landscape. Still, our investment philosophy does not and will not change based on short-term fluctuations in markets. We intend to maintain our focus on high quality companies with what we consider to be strong market positions and experienced management teams. In our opinion, emphasizing these durable businesses can potentially set the Fund up to perform well amidst heightened volatility.

Indeed, regardless of market direction, we remain committed to our core philosophy and process. We intend to maintain a long-term time horizon, rather than forecast the next quarter. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Index Definitions

The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000® Index.

The University of Michigan Consumer Sentiment Index is a monthly survey of U.S. consumer confidence levels conducted by the University of Michigan. It is based on telephone surveys that gather information on consumer expectations regarding the overall economy.

It is not possible to invest directly in an index.

5

FUND BASICS

Strategic Growth Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	10.96%	12.60%	14.69%	6.74%	4/30/98
Service	10.67	12.33	14.40	8.84	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.74%	0.80%
Service	0.99	1.05

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business
Microsoft Corp.	7.7%	Software & Services
Apple, Inc.	6.1	Technology Hardware & Equipment
Amazon.com, Inc.	5.2	Retailing
Facebook, Inc. Class A	4.2	Media & Entertainment
Visa, Inc. Class A	3.4	Software & Services
Alphabet, Inc. Class A	2.9	Media & Entertainment
Mastercard, Inc. Class A	2.4	Software & Services
Cisco Systems, Inc.	2.3	Technology Hardware & Equipment
Alphabet, Inc. Class C	2.2	Media & Entertainment
Boeing Co. (The)	2.0	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at June 30, 2019.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.6%
Automobiles & Components – 0.6%
24,469	Aptiv plc	$1,977,829

Banks – 0.9%
31,252	First Republic Bank	3,051,758

Capital Goods – 6.5%
18,951	Boeing Co. (The)	6,898,353
11,162	Deere & Co.	1,849,655
31,252	Fortive Corp.	2,547,663
31,552	Honeywell International, Inc.	5,508,664
14,851	Northrop Grumman Corp.	4,798,507
7,315	Stanley Black & Decker, Inc.	1,057,822

		22,660,664

Consumer Durables & Apparel – 2.3%
71,365	NIKE, Inc. Class B	5,991,092
21,362	PVH Corp.	2,021,699

		8,012,791

Consumer Services – 2.2%
1,263	Chipotle Mexican Grill, Inc.*	925,627
32,019	Dunkin’ Brands Group, Inc.	2,550,634
20,725	McDonald’s Corp.	4,303,754

		7,780,015

Diversified Financials – 1.9%
18,432	Cboe Global Markets, Inc.	1,910,108
30,009	Intercontinental Exchange, Inc.	2,578,974
22,962	Northern Trust Corp.	2,066,580

		6,555,662

Energy – 2.3%
41,128	Cheniere Energy, Inc.*	2,815,211
15,940	Diamondback Energy, Inc.	1,736,982
15,308	EOG Resources, Inc.	1,426,093
39,553	Marathon Petroleum Corp.	2,210,222

		8,188,508

Food & Staples Retailing – 1.0%
31,025	Walmart, Inc.	3,427,952

Food, Beverage & Tobacco – 4.2%
35,492	Brown-Forman Corp. Class B	1,967,321
97,890	Coca-Cola Co. (The)	4,984,559
12,677	McCormick & Co., Inc. (Non-Voting)	1,965,062
39,630	Mondelez International, Inc. Class A	2,136,057
54,601	Monster Beverage Corp.*	3,485,182

		14,538,181

Health Care Equipment & Services – 6.9%
6,451	Align Technology, Inc.*	1,765,639
112,393	Boston Scientific Corp.*	4,830,651
22,623	Danaher Corp.	3,233,279
11,465	Guardant Health, Inc.*	989,774
16,140	Humana, Inc.	4,281,942

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
6,426	Intuitive Surgical, Inc.*	3,370,758
13,243	UnitedHealth Group, Inc.	3,231,425
19,469	West Pharmaceutical Services, Inc.	2,436,545

		24,140,013

Household & Personal Products – 0.7%
32,398	Colgate-Palmolive Co.	2,321,965

Insurance – 0.3%
892	Markel Corp.*	971,923

Materials – 2.6%
18,931	Corteva, Inc.*	559,790
18,931	DuPont de Nemours, Inc.	1,421,150
17,434	Ecolab, Inc.	3,442,169
6,619	Martin Marietta Materials, Inc.	1,523,098
4,263	Sherwin-Williams Co. (The)	1,953,690

		8,899,897

Media & Entertainment – 12.8%
9,390	Alphabet, Inc. Class A*	10,167,492
7,103	Alphabet, Inc. Class C*	7,677,704
80,048	Comcast Corp. Class A	3,384,429
33,739	Electronic Arts, Inc.*	3,416,411
75,940	Facebook, Inc. Class A*	14,656,420
14,737	Netflix, Inc.*	5,413,195

		44,715,651

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
10,419	AbbVie, Inc.	757,670
21,992	Agilent Technologies, Inc.	1,642,143
16,520	Agios Pharmaceuticals, Inc.*	824,018
81,468	AstraZeneca plc ADR	3,362,999
25,533	BioMarin Pharmaceutical, Inc.*	2,186,901
43,491	Elanco Animal Health, Inc.*	1,469,996
37,315	Eli Lilly & Co.	4,134,129
13,454	Illumina, Inc.*	4,953,090
26,892	Incyte Corp.*	2,284,744
16,991	Vertex Pharmaceuticals, Inc.*	3,115,809
27,632	Zoetis, Inc.	3,135,956

		27,867,455

Real Estate Investment Trusts – 2.0%
20,095	American Tower Corp.	4,108,423
6,001	Equinix, Inc.	3,026,244

		7,134,667

Retailing – 6.9%
7,828	Alibaba Group Holding Ltd. ADR*	1,326,454
9,577	Amazon.com, Inc.*	18,135,294
45,885	Ross Stores, Inc.	4,548,121

		24,009,870

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.6%
15,900	Analog Devices, Inc.	$1,794,633
79,219	Marvell Technology Group Ltd.	1,890,958
31,745	NXP Semiconductors NV	3,098,629
50,684	Texas Instruments, Inc.	5,816,496

		12,600,716

Software & Services – 21.5%
27,885	Accenture plc Class A	5,152,311
20,388	Adobe, Inc.*	6,007,324
11,620	Atlassian Corp. plc Class A*	1,520,361
22,826	Fidelity National Information Services, Inc.	2,800,294
17,827	Intuit, Inc.	4,658,730
32,029	Mastercard, Inc. Class A	8,472,631
201,076	Microsoft Corp.	26,936,141
38,339	salesforce.com, Inc.*	5,817,177
7,513	ServiceNow, Inc.*	2,062,844
67,650	Visa, Inc. Class A	11,740,658

		75,168,471

Technology Hardware & Equipment – 9.4%
38,255	Amphenol Corp. Class A	3,670,184
107,338	Apple, Inc.	21,244,337
144,238	Cisco Systems, Inc.	7,894,146

		32,808,667

Transportation – 3.0%
52,728	CSX Corp.	4,079,565
22,181	Lyft, Inc. Class A*(a)	1,457,514
28,615	Union Pacific Corp.	4,839,083

		10,376,162

TOTAL COMMON STOCKS
(Cost $218,110,313)		$347,208,816

Shares	Dividend Rate	Value

Investment Company(b) – 0.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,080,055	2.308%	$1,080,055
(Cost $1,080,055)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $219,190,368)		$348,288,871

Securities Lending Reinvestment Vehicle(b) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,465,763	2.308%	$1,465,763
(Cost $1,465,763)

TOTAL INVESTMENTS – 100.3%
(Cost $220,656,131)		$349,754,634

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(959,807)

NET ASSETS – 100.0%		$348,794,827

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	— American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $218,110,313)(a)	$347,208,816
Investments in affiliated issuers, at value (cost $1,080,055)	1,080,055
Investments in affiliated securities lending reinvestment vehicle, at value (cost $1,465,763)	1,465,763
Cash	350,960
Receivables:
Investments sold	9,114,792
Dividends	171,890
Fund shares sold	70,744
Reimbursement from investment adviser	19,089
Securities lending income	12,732
Other assets	747

Total assets	359,495,588

Liabilities:
Payables:
Investments purchased	8,831,637
Payable upon return of securities loaned	1,465,763
Management fees	200,057
Fund shares redeemed	60,063
Distribution and Service fees and Transfer Agency fees	52,243
Accrued expenses	90,998

Total liabilities	10,700,761

Net Assets:
Paid-in capital	193,624,823
Total distributable earnings (loss)	155,170,004

NET ASSETS	$348,794,827
Net Assets:
Institutional	$118,801,171
Service	229,993,656

Total Net Assets	$348,794,827
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	9,935,608
Service	19,247,215
Net asset value, offering and redemption price per share:
Institutional	$11.96
Service	11.95

(a) Includes loaned securities having a market value of $1,433,264.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,407)	$1,668,325
Securities lending income — unaffiliated issuer	57,641
Dividends — affiliated issuers	42,594

Total investment income	1,768,560

Expenses:
Management fees	1,132,845
Distribution and Service fees — Service Shares	256,750
Professional fees	44,770
Custody, accounting and administrative services	40,909
Printing and mailing costs	38,489
Transfer Agency fees(a)	31,908
Trustee fees	8,188
Registration fees	620
Other	7,272

Total expenses	1,561,751
Less — expense reductions	(121,769)

Net expenses	1,439,982

NET INVESTMENT INCOME	328,578

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers (including commissions recaptured of $347)	7,373,385
Net change in unrealized gain on investments — unaffiliated issuers	49,660,652

Net realized and unrealized gain	57,034,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,362,615

(a) Institutional and Service Shares incurred Transfer Agency fees of $11,370 and $20,538, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$328,578	$471,254
Net realized gain	7,373,385	130,943,811
Net change in unrealized gain (loss)	49,660,652	(119,739,252)

Net increase in net assets resulting from operations	57,362,615	11,675,813

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(51,500,129)
Service Shares	—	(70,247,289)

Total distributions to shareholders	—	(121,747,418)

From share transactions:
Proceeds from sales of shares	86,789,136	30,210,299
Reinvestment of distributions	—	121,747,418
Cost of shares redeemed	(36,969,756)	(341,645,863)

Net increase (decrease) in net assets resulting from share transactions	49,819,380	(189,688,146)

TOTAL INCREASE (DECREASE)	107,181,995	(299,759,751)

Net Assets:

Beginning of period	241,612,832	541,372,583

End of period	$348,794,827	$241,612,832

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014

Per Share Data

Net asset value, beginning of period	$9.78		$19.73	$15.83	$15.62	$16.16		$17.64

Net investment income(a)	0.02		0.06	0.09	0.07	0.09	(b)	0.07

Net realized and unrealized gain (loss)	2.16		(0.18)	4.77	0.24	0.46		2.24

Total from investment operations	2.18		(0.12)	4.86	0.31	0.55		2.31

Distributions to shareholders from net investment income	—		(0.10)	(0.10)	(0.10)	(0.06)		(0.07)

Distributions to shareholders from net realized gains	—		(9.73)	(0.86)	— (c)	(1.03)		(3.72)

Total distributions	—		(9.83)	(0.96)	(0.10)	(1.09)		(3.79)

Net asset value, end of period	$11.96		$9.78	$19.73	$15.83	$15.62		$16.16

Total return(d)	22.29%		(1.04)%	30.66%	1.98%	3.40%		13.64%

Net assets, end of period (in 000s)	$118,801		$102,199	$115,693	$98,090	$109,801		$119,934

Ratio of net expenses to average net assets	0.74	%(e)	0.74%	0.76%	0.79%	0.79%		0.79%

Ratio of total expenses to average net assets	0.82	%(e)	0.82%	0.82%	0.84%	0.83%		0.81%

Ratio of net investment income to average net assets	0.35	%(e)	0.30%	0.48%	0.48%	0.55	%(b)	0.37%

Portfolio turnover rate(f)	22%		41%	37%	72%	56%		48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015		2014

Per Share Data

Net asset value, beginning of period	$9.78		$19.68	$15.79	$15.59	$16.13		$17.61

Net investment income(a)	0.01		0.01	0.04	0.03	0.05	(b)	0.02

Net realized and unrealized gain (loss)	2.16		(0.18)	4.76	0.23	0.46		2.24

Total from investment operations	2.17		(0.17)	4.80	0.26	0.51		2.26

Distributions to shareholders from net investment income	—		—	(0.05)	(0.06)	(0.02)		(0.02)

Distributions to shareholders from net realized gains	—		(9.73)	(0.86)	— (c)	(1.03)		(3.72)

Total distributions	—		(9.73)	(0.91)	(0.06)	(1.05)		(3.74)

Net asset value, end of period	$11.95		$9.78	$19.68	$15.79	$15.59		$16.13

Total return(d)	22.19%		(1.32)%	30.36%	1.69%	3.14%		13.38%

Net assets, end of period (in 000s)	$229,994		$139,414	$425,679	$368,242	$360,966		$394,747

Ratio of net expenses to average net assets	0.99	%(e)	0.99%	1.01%	1.04%	1.04%		1.04%

Ratio of total expenses to average net assets	1.07	%(e)	1.07%	1.07%	1.08%	1.08%		1.08%

Ratio of net investment income to average net assets	0.13	%(e)	0.04%	0.23%	0.22%	0.29	%(b)	0.12%

Portfolio turnover rate(f)	22%		41%	37%	72%	56%		48%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.20% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,326,454	$—	$—
Europe	6,461,628	—	—
North America	339,420,734	—	—
Investment Company	1,080,055	—	—
Securities Lending Reinvestment Vehicle	1,465,763	—	—

Total	$349,754,634	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

0.71%	0.64%	0.61%	0.59%	0.58%	0.71%	0.71%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $3,015 of the Fund’s management fee.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.014%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$3,015	$866	$117,888	$121,769

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
$—	$81,799,525	$(80,719,470)	$1,080,055	1,080,055	$42,594

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $119,271,976 and $68,893,508, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

6.    SECURITIES LENDING

The Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019 are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019

$—	$13,617,515	$(12,151,752)	$1,465,763

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing Differences (Post October Loss Deferral)	$(1,577,639)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$222,064,153
Gross unrealized gain	131,226,236
Gross unrealized loss	(3,535,755)
Net unrealized gain	$127,690,481

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	129,354	$1,450,346	707,283	$15,560,038
Reinvestment of distributions	—	—	5,223,137	51,500,129
Shares redeemed	(647,494)	(7,321,853)	(1,339,125)	(28,892,999)
	(518,140)	(5,871,507)	4,591,295	38,167,168
Service Shares
Shares sold	7,716,159	85,338,790	700,489	14,650,261
Reinvestment of distributions	—	—	7,117,253	70,247,289
Shares redeemed	(2,721,084)	(29,647,903)	(15,191,101)	(312,752,864)
	4,995,075	55,690,887	(7,373,359)	(227,855,314)

NET INCREASE (DECREASE)	4,476,935	$49,819,380	(2,782,064)	$(189,688,146)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,222.90		$4.08
Hypothetical 5% return	1,000	1,021.12	+	3.71
Service

Actual	1,000	1,221.90		5.45
Hypothetical 5% return	1,000	1,019.89	+	4.96

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.74%, and 0.99% for Institutional and Service Shares, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They also noted that the Fund had experienced certain portfolio management changes in 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.71%

Next $1 billion	0.64

Next $3 billion	0.61

Next $3 billion	0.59

Over $8 billion	0.58

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Fund’s securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

27

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund.

© 2019 Goldman Sachs. All rights reserved.

VITGRWSAR-19/175376-OTU-1025573

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

International Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discuss the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 12.29% and 12.10%, respectively. These returns compare to the 14.03% cumulative total return of the Fund’s benchmark, the MSCI Europe, Australasia, Far East (EAFE) Standard Index (net, USD, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, posted a return of 14.03% in U.S. dollar terms for the Reporting Period as a whole.

During the first quarter of 2019, international developed equity markets rebounded across all regions, recovering from weakness in 2018. The U.S. Federal Reserve (the “Fed”) shifted to a dovish stance amidst slower economic growth. (Dovish tends to suggest lower interest rates; opposite of hawkish.) In addition, there was seemingly significant progress made in the trade talks between China and the U.S., paving the way for a potential resolution. European equities remained resilient despite the overhang of Brexit and slowing economic data in the region. (Brexit is the popular term for the U.K.’s path out of the European Union.) Japanese equities gained during the first quarter of 2019, as fears around the extent of the global economic growth slowdown eased and the yen gradually weakened.

International developed equity markets continued to advance during the second quarter of 2019, albeit more modestly so than in the prior quarter. International developed equity markets were supported by the U.S. Fed’s signals of its dovish outlook for the remainder of the calendar year. Equities also performed well in April 2019 while awaiting U.S.-China trade talks to reconvene at the G20 Summit scheduled for the end of June 2019. (Also known as Group of 20 nations, the G20 is a forum attended by finance ministers and central bank governors from the world’s highly developed economies consisting of 19 countries and the European Union.) However, negotiations were halted in May 2019 following the increase of tariffs from 10% to 25% on $200 billion of Chinese goods by the U.S. This degradation of trade talks contributed to a volatile May, and the MSCI EAFE Index declined 4.80% for the month. On June 18, 2019, the U.S. President announced that he and President Xi of China would be meeting on the sidelines of the G20 Summit in Osaka, Japan on June 29th to discuss the ongoing trade impasse, resulting in an immediate positive market reaction. The result was both sides agreeing to restart negotiations, and the U.S. agreeing to put plans for the additional tariffs of 25% on all remaining imports from China on an indefinite hold. In an additional positive surprise, the U.S. agreed to lift restrictions it had put in place on Chinese technology firm Huawei, allowing it to purchase equipment non-threatening to U.S. national security from U.S. firms. The outcome of the G20 Summit was similar to the previous one held in Buenos Aires in 2018, i.e. it led to a temporary truce in trade tensions, a delay in raising tariffs, but no firm resolution.

For the Reporting Period overall, all 11 sectors of the MSCI EAFE Index gained, with information technology leading the way, followed by materials and industrials. Communication services, utilities and energy were the weakest performers on the basis of total return during the Reporting Period.

From a country perspective, all equity markets in the MSCI EAFE Index posted a positive absolute return during the Reporting Period. Switzerland, New Zealand and the Netherlands were the strongest individual country constituents in the MSCI EAFE Index on a relative basis during the Reporting Period. Israel, Japan and Finland posted positive absolute returns but most significantly lagged the MSCI EAFE Index on a relative basis during the Reporting Period.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund posted double-digit absolute gains but underperformed the MSCI EAFE Index, with three of our quantitative model’s four investment themes detracting from results. Stock selection driven by these investment themes diminished relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our four investment themes — Fundamental Mispricings, High Quality Business Models and Market Themes & Trends — detracted from the Fund’s relative performance. The other investment theme — Sentiment Analysis — contributed positively. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.

How did the Fund’s sector and industry allocations affect relative performance during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the MSCI EAFE Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the MSCI EAFE Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the consumer staples, industrials and utilities sectors detracting most from results relative to the MSCI EAFE Index. Holdings in the information technology, financials and health care sectors added to the Fund’s relative returns.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the MSCI EAFE Index were overweight positions in U.K.-based transportation services provider International Consolidated Airlines Group and U.K.-based tobacco company Imperial Brands and an underweight position in France-based diversified luxury goods producer LVMH Moet Hennessy Louis Vuitton. The overweights in International Consolidated Airlines Group and Imperial Brands were each implemented primarily because of our High Quality Business Models and Sentiment Analysis investment themes. An underweight in LVMH Moet Hennessy Louis Vuitton was established due mainly to our Fundamental Mispricings and High Quality Business Models investment themes.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in adidas, a Germany-based sports shoes, apparel and equipment manufacturer; 3i Group, a U.K.-based asset management company; and Koninklijke DSM, a Netherlands-based life sciences and materials sciences company. The overweight in adidas was fueled mainly by our Market Themes & Trends and High Quality Business Models investment themes. Driven by our Sentiment Analysis, Fundamental Mispricings and High Quality Business Models

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

investment themes, the Fund benefited from its overweight in 3i Group. An overweight in Koninklijke DSM was established primarily because of our Sentiment Analysis and Market Themes & Trends investment themes.

What impact did country selection have on the Fund’s relative performance during the Reporting Period?

To construct the Fund’s portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the MSCI EAFE Index in terms of its country allocation. Changes in the Fund’s country weightings are generally the result of our stock picking.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, in the second quarter of 2019, we introduced a number of new signals.

First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names.

Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends.

Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have a material impact on the Fund’s performance during the second part of the Reporting Period.

What were the Fund’s sector and country weightings at the end of the Reporting Period?

As of June 30, 2019, the Fund was overweight the industrials, information technology, real estate and health care sectors relative to the MSCI EAFE Index. The Fund was underweight consumer staples, energy, financials, consumer discretionary and materials and rather neutral to the MSCI EAFE Index in utilities and communication services on the same date.

In terms of countries, the Fund was overweight relative to the MSCI EAFE Index in Norway, Japan and Sweden. Compared to the MSCI EAFE Index, the Fund was underweight in Germany, the U.K. and Australia and was relatively neutral compared to the MSCI EAFE Index in the remaining constituents of the MSCI EAFE Index at the end of the Reporting Period.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Index Definitions

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

It is not possible to invest directly in an index.

4

FUND BASICS

International Equity Insights Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-3.42%	0.99%	6.25%	3.59%	1/12/98
Service	-3.72	0.71	5.98	1.89	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.87%	1.19%
Service	1.12	1.44

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business	Country
Roche Holding AG	2.3%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
AIA Group Ltd.	1.6	Insurance	Hong Kong
Novo Nordisk A/S Class B	1.4	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Diageo plc	1.3	Food, Beverage & Tobacco	United Kingdom
adidas AG	1.2	Consumer Durables & Apparel	Germany
Safran SA	1.2	Capital Goods	France
Air Liquide SA	1.1	Materials	France
Schneider Electric SE	1.1	Capital Goods	France
Nestle SA (Registered)	1.1	Food, Beverage & Tobacco	Switzerland
Wolters Kluwer NV	1.0	Commercial & Professional Services	Netherlands

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

International Equity Insights Fund (continued)

as of June 30, 2019

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at June 30, 2019. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 96.8%
Australia – 6.9%
10,050	Altium Ltd. (Software & Services)	$242,599
10,951	ASX Ltd. (Diversified Financials)	634,468
2,927	Aurizon Holdings Ltd. (Transportation)	11,111
33,352	Australia & New Zealand Banking Group Ltd. (Banks)	662,015
29,742	BHP Group plc (Materials)	760,633
80,910	Boral Ltd. (Materials)	291,795
7,006	CIMIC Group Ltd. (Capital Goods)	220,307
89,317	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	641,209
3,966	Commonwealth Bank of Australia (Banks)	230,776
34,772	Evolution Mining Ltd. (Materials)	106,569
18,785	Fortescue Metals Group Ltd. (Materials)	119,465
43,035	Goodman Group (REIT)	454,871
46,719	Insurance Australia Group Ltd. (Insurance)	271,249
1,796	Magellan Financial Group Ltd. (Diversified Financials)	64,477
10,198	QBE Insurance Group Ltd. (Insurance)	84,839
1,169	Rio Tinto Ltd. (Materials)	85,600
10,103	Rio Tinto plc ADR (Materials)	629,821
12,894	Vicinity Centres (REIT)	22,200
26,745	Woodside Petroleum Ltd. (Energy)	685,971

		6,219,975

Austria – 0.4%
8,139	OMV AG (Energy)	396,733

Belgium – 1.1%
360	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)	31,857
6,116	KBC Group NV (Banks)	401,365
6,316	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	524,162
66	Warehouses De Pauw CVA (REIT)	11,107

		968,491

China – 0.6%
1,400	ENN Energy Holdings Ltd. (Utilities)	13,624
483,000	Towngas China Co. Ltd. (Utilities)*	347,936
174,200	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	197,363

		558,923

Denmark – 2.6%
4,887	Carlsberg A/S Class B (Food, Beverage & Tobacco)	648,492
9,283	GN Store Nord A/S (Health Care Equipment & Services)	433,957
23,878	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,219,621

Common Stocks – (continued)
Denmark – (continued)
462	Vestas Wind Systems A/S (Capital Goods)	40,025

		2,342,095

Finland – 0.1%
2,512	Valmet OYJ (Capital Goods)	62,668

France – 10.8%
7,206	Air Liquide SA (Materials)	1,007,892
2,453	Arkema SA (Materials)	228,042
17,441	BNP Paribas SA (Banks)	826,796
1,277	Christian Dior SE (Consumer Durables & Apparel)	669,679
2,319	Dassault Systemes SE (Software & Services)	369,893
5,937	Eiffage SA (Capital Goods)	586,751
919	Gecina SA (REIT)	137,521
252	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	34,372
1,442	Kering SA (Consumer Durables & Apparel)	851,101
8,057	Lagardere SCA (Media & Entertainment)	209,908
6,070	Legrand SA (Capital Goods)	443,770
873	Pernod Ricard SA (Food, Beverage & Tobacco)	160,786
20,169	Peugeot SA (Automobiles & Components)	496,409
7,281	Publicis Groupe SA (Media & Entertainment)	384,297
7,446	Safran SA (Capital Goods)	1,089,289
10,941	Schneider Electric SE (Capital Goods)	989,973
6,796	SCOR SE (Insurance)	297,929
1,587	Societe Generale SA (Banks)	40,055
2,965	Teleperformance (Commercial & Professional Services)	594,058
5,122	TOTAL SA (Energy)	287,312

		9,705,833

Germany – 5.9%
3,542	adidas AG (Consumer Durables & Apparel)	1,095,789
543	Allianz SE (Registered) (Insurance)	130,959
7,310	CANCOM SE (Software & Services)	388,005
7,491	Covestro AG (Materials)(a)	381,364
307	Deutsche Boerse AG (Diversified Financials)	43,339
1,470	Deutsche Post AG (Registered) (Transportation)	48,358
52,781	E.ON SE (Utilities)	572,680
20,035	Evotec SE (Pharmaceuticals, Biotechnology & Life Sciences)*	560,934
1,582	GEA Group AG (Capital Goods)	44,898
16,219	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	288,206

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
3,756	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	$392,319
3,648	Nemetschek SE (Software & Services)	219,766
21,657	ProSiebenSat.1 Media SE (Media & Entertainment)	339,269
4,154	RWE AG (Utilities)	102,502
2,013	RWE AG (Preference) (Non-Voting) (Utilities)(b)	49,820
279	SAP SE (Software & Services)	38,249
3,327	Wirecard AG (Software & Services)	561,652

		5,258,109

Hong Kong – 4.4%
132,000	AIA Group Ltd. (Insurance)	1,425,455
44,000	CK Asset Holdings Ltd. (Real Estate)	344,699
26,000	CK Hutchison Holdings Ltd. (Capital Goods)	256,458
55,500	CLP Holdings Ltd. (Utilities)	611,599
18,827	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	665,348
50,500	Kerry Properties Ltd. (Real Estate)	212,126
114,000	NWS Holdings Ltd. (Capital Goods)	234,472
70,000	Swire Pacific Ltd. Class B (Real Estate)	132,781
10,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	28,800

		3,911,738

Italy – 2.3%
1,850	Avio SpA (Capital Goods)	30,545
732	DiaSorin SpA (Health Care Equipment & Services)	85,038
17,609	Eni SpA (Energy)	292,790
27,625	Iren SpA (Utilities)	71,809
21,246	Leonardo SpA (Capital Goods)	269,538
49,139	Mediobanca Banca di Credito Finanziario SpA (Banks)	506,711
5,137	Moncler SpA (Consumer Durables & Apparel)	220,179
55,599	Terna Rete Elettrica Nazionale SpA (Utilities)	354,256
21,046	UniCredit SpA (Banks)	259,052

		2,089,918

Japan – 24.5%
3,100	AEON Financial Service Co. Ltd. (Diversified Financials)	50,034
32,500	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	563,834
2,900	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	130,554
900	Asahi Kasei Corp. (Materials)	9,621
46,800	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	666,936

Common Stocks – (continued)
Japan – (continued)
13,400	Benesse Holdings, Inc. (Consumer Services)	312,721
3,500	Central Japan Railway Co. (Transportation)	701,778
14,700	Chubu Electric Power Co., Inc. (Utilities)	206,496
2,300	Computer Institute of Japan Ltd. (Software & Services)	21,474
22,900	Daiwa House Industry Co. Ltd. (Real Estate)	669,154
36	Daiwa House REIT Investment Corp. (REIT)	86,898
9,900	DeNA Co. Ltd. (Media & Entertainment)	189,809
7,600	East Japan Railway Co. (Transportation)	711,693
2,200	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	124,688
2,100	ESCRIT, Inc. (Consumer Services)	14,715
1,700	Fuji Electric Co. Ltd. (Capital Goods)	58,916
700	Fujimori Kogyo Co. Ltd. (Materials)	18,826
8,800	Fujitsu Ltd. (Software & Services)	614,999
900	Heiwa Corp. (Consumer Durables & Apparel)	18,515
24,200	Hitachi Ltd. (Technology Hardware & Equipment)	890,384
7,100	Hulic Co. Ltd. (Real Estate)	57,160
1,500	IBJ, Inc. (Consumer Services)	12,560
3,400	ISB Corp. (Software & Services)	52,632
9,300	Japan Airlines Co. Ltd. (Transportation)	296,816
72	Japan Retail Fund Investment Corp. (REIT)	145,628
3,000	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	66,131
20,900	JXTG Holdings, Inc. (Energy)	104,164
10,400	Kao Corp. (Household & Personal Products)	793,565
19,100	KDDI Corp. (Telecommunication Services)	486,032
10,200	Konami Holdings Corp. (Media & Entertainment)	479,795
2,500	Kyocera Corp. (Technology Hardware & Equipment)	163,809
7,200	LIXIL Group Corp. (Capital Goods)	114,214
800	Mandom Corp. (Household & Personal Products)	19,399
2,600	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	76,369
500	Media Do Holdings Co. Ltd. (Retailing)	14,083
14,100	Mitsubishi Heavy Industries Ltd. (Capital Goods)	614,930
1,500	Mitsubishi Materials Corp. (Materials)	42,733
24,000	Mitsui & Co. Ltd. (Capital Goods)	391,750
26,900	Mitsui Fudosan Co. Ltd. (Real Estate)	653,783

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	$98,538
4,300	NEC Networks & System Integration Corp. (Software & Services)	109,761
5,800	Nexon Co. Ltd. (Media & Entertainment)*	84,736
2,100	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	97,838
600	Nissin Foods Holdings Co. Ltd. (Food, Beverage & Tobacco)	38,701
7,400	Nomura Real Estate Holdings, Inc. (Real Estate)	159,389
12,900	Nomura Research Institute Ltd. (Software & Services)	207,448
1,000	NS Solutions Corp. (Software & Services)	31,819
38,300	NTT Data Corp. (Software & Services)	511,384
6,900	NTT DOCOMO, Inc. (Telecommunication Services)	160,990
4,100	Obayashi Corp. (Capital Goods)	40,503
500	OBIC Business Consultants Co. Ltd. (Software & Services)	22,725
1,600	Obic Co. Ltd. (Software & Services)	181,832
45,000	ORIX Corp. (Diversified Financials)	672,520
28,900	Osaka Gas Co. Ltd. (Utilities)	504,362
8,700	PC Depot Corp. (Retailing)	34,580
2,900	Pola Orbis Holdings, Inc. (Household & Personal Products)	81,264
6,200	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	168,804
2,600	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	43,225
46,500	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	566,123
700	Seibu Holdings, Inc. (Transportation)	11,686
1,600	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	24,092
4,100	Shin Nippon Biomedical Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	26,642
13,500	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	780,068
15,600	SoftBank Group Corp. (Telecommunication Services)	751,379
16,200	Sony Corp. (Consumer Durables & Apparel)	851,310
19,700	Subaru Corp. (Automobiles & Components)	479,639
5,200	Sumitomo Corp. (Capital Goods)	78,978
16,100	Sumitomo Heavy Industries Ltd. (Capital Goods)	556,221

Common Stocks – (continued)
Japan – (continued)
1,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	53,169
17,500	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	635,803
4,600	Sumitomo Realty & Development Co. Ltd. (Real Estate)	164,564
2,400	Sundrug Co. Ltd. (Food & Staples Retailing)	65,090
2,300	System Integrator Corp. (Software & Services)	14,292
12,900	Taisei Corp. (Capital Goods)	469,902
3,900	TDK Corp. (Technology Hardware & Equipment)	303,786
11,700	TIS, Inc. (Software & Services)	597,914
1,300	Tokio Marine Holdings, Inc. (Insurance)	65,228
1,900	Toshiba Corp. (Capital Goods)	59,232
9,900	Toyota Motor Corp. (Automobiles & Components)	614,432
161	United Urban Investment Corp. (REIT)	269,859
192,800	Yahoo Japan Corp. (Media & Entertainment)	567,130
10,500	Yamada Denki Co. Ltd. (Retailing)	46,470
1,200	Yamatane Corp. (Food & Staples Retailing)	15,307
3,200	Zuken, Inc. (Software & Services)	53,628

		22,019,961

Netherlands – 5.4%
23,086	ABN AMRO Bank NV CVA (Banks)(a)	493,983
7,300	Akzo Nobel NV (Materials)	685,983
3,440	ASML Holding NV (Semiconductors & Semiconductor Equipment)	715,829
10,804	ASR Nederland NV (Insurance)	438,981
1,977	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	50,730
1,142	Euronext NV (Diversified Financials)(a)	86,403
2,428	Koninklijke Philips NV (Health Care Equipment & Services)	105,559
2,398	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	234,069
4,083	Randstad NV (Commercial & Professional Services)	224,086
14,905	Royal Dutch Shell plc Class A (Energy)	485,355
10,605	Royal Dutch Shell plc Class B (Energy)	347,491
246	Sligro Food Group NV (Food & Staples Retailing)	9,161
12,623	Wolters Kluwer NV (Commercial & Professional Services)	918,340

		4,795,970

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
New Zealand – 0.0%
3,151	Trustpower Ltd. (Utilities)	$15,679

Norway – 2.2%
4,614	Aker BP ASA (Energy)	133,073
3,782	Austevoll Seafood ASA (Food, Beverage & Tobacco)	39,752
33,863	DNB ASA (Banks)	630,991
7,494	Kongsberg Gruppen ASA (Capital Goods)	104,751
37,445	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	248,070
4,654	Mowi ASA (Food, Beverage & Tobacco)	108,899
9,264	Orkla ASA (Food, Beverage & Tobacco)	82,217
8,165	Salmar ASA (Food, Beverage & Tobacco)	355,445
23,882	SpareBank 1 SR-Bank ASA (Banks)	291,149

		1,994,347

Portugal – 0.6%
136,841	EDP - Energias de Portugal SA (Utilities)	520,056

Singapore – 0.6%
84,900	Singapore Exchange Ltd. (Diversified Financials)	497,389

Spain – 3.8%
8,242	ACS Actividades de Construccion y Servicios SA (Capital Goods)	329,754
139,011	Banco Bilbao Vizcaya Argentaria SA (Banks)	775,359
98,509	Banco Santander SA (Banks)	456,555
8,153	Enagas SA (Energy)	217,576
5,982	Iberdrola SA (Utilities)	59,558
38,265	Merlin Properties Socimi SA (REIT)	530,410
22,966	Repsol SA (Energy)	360,402
82,550	Telefonica SA (Telecommunication Services)	678,834

		3,408,448

Sweden – 4.1%
18,388	Atlas Copco AB Class A (Capital Goods)	589,255
1,235	Atlas Copco AB Class B (Capital Goods)	35,507
12,662	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	148,663
20,218	Boliden AB (Materials)	518,065
21,927	Electrolux ABSeries B (Consumer Durables & Apparel)	562,067
28,371	Sandvik AB (Capital Goods)	521,347
11,040	Swedish Match AB (Food, Beverage & Tobacco)	466,752

Common Stocks – (continued)
Sweden – (continued)
32,528	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	308,747
31,180	Volvo AB Class B (Capital Goods)	495,440

		3,645,843

Switzerland – 9.0%
10,798	Adecco Group AG (Registered) (Commercial & Professional Services)	648,932
66	Baloise Holding AG (Registered) (Insurance)	11,689
1,904	BKW AG (Utilities)	127,225
3,056	Coca-Cola HBC AG (Food, Beverage & Tobacco)*	115,441
1,818	Galenica AG (Health Care Equipment & Services)(a)	91,353
10,326	LafargeHolcim Ltd. (Registered) (Materials)*	504,906
2,350	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	793,343
9,274	Nestle SA (Registered) (Food, Beverage & Tobacco)	960,065
4,877	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	445,230
112	Partners Group Holding AG (Diversified Financials)	88,079
7,315	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,056,889
966	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	336,593
2,709	Sonova Holding AG (Registered) (Health Care Equipment & Services)(c)	616,565
2,697	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	700,429
3,161	Temenos AG (Registered) (Software & Services)*	565,990

		8,062,729

United Kingdom – 11.3%
50,984	3i Group plc (Diversified Financials)	721,319
12,792	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	239,454
4,249	Ashtead Group plc (Capital Goods)	121,740
115,855	Aviva plc (Insurance)	613,633
28,184	Barratt Developments plc (Consumer Durables & Apparel)	205,095
421	BP plc ADR (Energy)	17,556
18,303	British American Tobacco plc (Food, Beverage & Tobacco)	639,067

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
34,650	BT Group plc (Telecommunication Services)	$86,636
27,762	Diageo plc (Food, Beverage & Tobacco)	1,194,884
131,915	Direct Line Insurance Group plc (Insurance)	556,059
28,396	Experian plc (Commercial & Professional Services)	860,103
16,252	Fiat Chrysler Automobiles NV (Automobiles & Components)	225,552
26,740	Great Portland Estates plc (REIT)	232,401
22,193	HSBC Holdings plc (Banks)	185,229
22,800	Imperial Brands plc (Food, Beverage & Tobacco)	535,006
64,772	International Consolidated Airlines Group SA (Transportation)	392,691
5,457	Intertek Group plc (Commercial & Professional Services)	381,499
208,202	Legal & General Group plc (Insurance)	713,303
554,203	Lloyds Banking Group plc (Banks)	398,040
11,882	National Grid plc (Utilities)	126,363
9,292	Next plc (Retailing)	650,690
2,801	Pearson plc (Media & Entertainment)	29,142
12,781	Persimmon plc (Consumer Durables & Apparel)	324,701
8,063	Smith & Nephew plc (Health Care Equipment & Services)	175,085
478	Unilever NV CVA (Household & Personal Products)	29,042
7,892	Unilever plc ADR (Household & Personal Products)	489,067

		10,143,357

United States – 0.2%
4,457	Carnival plc ADR (Consumer Services)	201,768

TOTAL COMMON STOCKS
(Cost $86,205,776)		$86,820,030

Units	Description	Expiration Month	Value

Right* – 0.0%
Spain – 0.0%
13,553	ACS Actividades de Construccion y Servicios SA (Capital Goods)	07/2019	$21,267
(Cost $22,612)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $86,228,388)			$86,841,297

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(d) – 0.4%
Goldman Sachs Financial Square Government Fund — Institutional Shares
375,643	2.308%	$375,643
(Cost $375,643)

TOTAL INVESTMENTS – 97.2%
(Cost $86,604,031)		$87,216,940

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		2,530,428

NET ASSETS – 100.0%		$89,747,368

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

(c)	All or a portion of security is on loan.

(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2019, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	9	09/20/2019	$354,707	$9,631
FTSE 100 Index	2	09/20/2019	187,165	2,326
SPI 200 Index	1	09/19/2019	115,119	1,454
TOPIX Index	1	09/12/2019	143,857	916

Total Futures Contracts				$14,327

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $86,228,388)(a)	$86,841,297
Investments in affiliated securities lending reinvestment vehicle, at value (cost $375,643)	375,643
Cash	1,239,173
Foreign currencies, at value (cost $1,361,560)	1,359,440
Receivables:
Investments sold	2,912,983
Foreign tax reclaims	435,389
Dividends	132,304
Collateral on certain derivative contracts	42,225
Reimbursement from investment adviser	32,144
Fund shares sold	17,344
Securities lending income	2,465
Variation margin on futures	3,395
Other assets	357

Total assets	93,394,159

Liabilities:
Payables:
Investments purchased	2,821,144
Payable upon return of securities loaned	375,643
Fund shares redeemed	225,603
Management fees	58,536
Distribution and Service fees and Transfer Agency fees	11,083
Accrued expenses	154,782

Total liabilities	3,646,791

Net Assets:
Paid-in capital	93,671,030
Total distributable earnings (loss)	(3,923,662)

NET ASSETS	$89,747,368
Net Assets:
Institutional	$41,836,729
Service	47,910,639

Total Net Assets	$89,747,368
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	5,265,843
Service	6,011,273
Net asset value, offering and redemption price per share:
Institutional	$7.94
Service	7.97

(a) Includes loaned securities having a market value of $361,049.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $200,429)	$1,846,042
Securities lending income — affiliated issuer	9,085

Total investment income	1,855,127

Expenses:
Management fees	352,899
Professional fees	81,171
Custody, accounting and administrative services	64,401
Distribution and Service fees — Service Shares	58,394
Printing and mailing costs	37,766
Transfer Agency fees(a)	8,713
Trustee fees	8,007
Registration fees	635
Other	6,567

Total expenses	618,553

Less — expense reductions	(179,956)

Net expenses	438,597

NET INVESTMENT INCOME	1,416,530

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(4,009,068)
Futures contracts	165,581
Foreign currency transactions	(27,613)
Net change in unrealized gain on:
Investments — unaffiliated issuers	12,240,874
Futures contracts	50,861
Foreign currency translation	20,510

Net realized and unrealized gain	8,441,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,857,675

(a) Institutional and Service Shares incurred Transfer Agency fees of $4,042 and $4,671, respectively.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$1,416,530	$1,622,663
Net realized gain (loss)	(3,871,100)	19,596,686
Net change in unrealized gain (loss)	12,312,245	(37,795,771)

Net increase (decrease) in net assets resulting from operations	9,857,675	(16,576,422)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(8,500,382)
Service Shares	—	(9,678,544)

Total distributions to shareholders	—	(18,178,926)

From share transactions:
Proceeds from sales of shares	3,466,987	12,142,507
Reinvestment of distributions	—	18,178,926
Cost of shares redeemed	(5,329,354)	(79,104,015)

Net decrease in net assets resulting from share transactions	(1,862,367)	(48,782,582)

TOTAL INCREASE (DECREASE)	7,995,308	(83,537,930)

Net Assets:

Beginning of period	81,752,060	165,289,990

End of period	$89,747,368	$81,752,060

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015		2014

Per Share Data

Net asset value, beginning of period	$7.08		$10.88	$8.75	$9.19		$9.26		$10.43

Net investment income(a)	0.13		0.19	0.17	0.17	(b)	0.14	(c)	0.39	(d)

Net realized and unrealized gain (loss)	0.73		(1.94)	2.16	(0.42)		(0.04)		(1.18)

Total from investment operations	0.86		(1.75)	2.33	(0.25)		0.10		(0.79)

Distributions to shareholders from net investment income	—		(0.21)	(0.20)	(0.19)		(0.17)		(0.38)

Distributions to shareholders from net realized gains	—		(1.84)	—	—		—		—

Total distributions	—		(2.05)	(0.20)	(0.19)		(0.17)		(0.38)

Net asset value, end of period	$7.94		$7.08	$10.88	$8.75		$9.19		$9.26

Total return(e)	12.29%		(16.28)%	26.60%	(2.72)%		1.05%		(7.54)%

Net assets, end of period (in 000s)	$41,837		$37,829	$41,512	$37,061		$41,737		$46,871

Ratio of net expenses to average net assets	0.87	%(f)	0.87%	0.87%	0.89%		0.89%		0.99%

Ratio of total expenses to average net assets	1.29	%(f)	1.23%	1.02%	1.06%		1.06%		1.04%

Ratio of net investment income to average net assets	3.38	%(f)	1.79%	1.69%	1.94	%(b)	1.42	%(c)	3.75	%(d)

Portfolio turnover rate(g)	61%		156%	23%	39%		58%		74%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(e)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016		2015		2014

Per Share Data

Net asset value, beginning of period	$7.11		$10.91	$8.78	$9.21		$9.28		$10.44

Net investment income(a)	0.12		0.14	0.14	0.15	(b)	0.12	(c)	0.36	(d)

Net realized and unrealized gain (loss)	0.74		(1.93)	2.16	(0.42)		(0.05)		(1.17)

Total from investment operations	0.86		(1.79)	2.30	(0.27)		0.07		(0.81)

Distributions to shareholders from net investment income	—		(0.17)	(0.17)	(0.16)		(0.14)		(0.35)

Distributions to shareholders from net realized gains	—		(1.84)	—	—		—		—

Total distributions	—		(2.01)	(0.17)	(0.16)		(0.14)		(0.35)

Net asset value, end of period	$7.97		$7.11	$10.91	$8.78		$9.21		$9.28

Total return(e)	12.10%		(16.55)%	26.21%	(2.86)%		0.77%		(7.70)%

Net assets, end of period (in 000s)	$47,911		$43,923	$123,778	$105,362		$116,811		$126,230

Ratio of net expenses to average net assets	1.12	%(f)	1.12%	1.12%	1.14%		1.14%		1.24%

Ratio of total expenses to average net assets	1.53	%(f)	1.43%	1.27%	1.31%		1.31%		1.29%

Ratio of net investment income to average net assets	3.13	%(f)	1.30%	1.44%	1.68	%(b)	1.18	%(c)	3.47	%(d)

Portfolio turnover rate(g)	61%		156%	23%	39%		58%		74%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.03 per share and 0.36% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.02 per share and 0.17% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.22 per share and 2.10% of average net assets.
(e)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs International Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$26,988,011	$—
Australia and Oceania	629,821	5,605,833	—
Europe	740,692	52,675,172	—
North America	201,768	—	—
Securities Lending Reinvestment Vehicle	375,643	—	—

Total	$1,947,924	$85,269,016	$—

Derivative Type

Assets(b)
Futures Contracts	$14,327	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$14,327	—	$—

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only the variation margin as of June 30, 2019 is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2019. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$165,581	$50,861	26

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2019.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.044%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions

$591	$179,365	$179,956

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $52,017,973 and $52,183,961, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

7.    SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six months ended June 30, 2019
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2019

$1,003	$546	$—

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019

$431,989	$3,919,243	$(3,975,589)	$375,643

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral)	$(2,120,967)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$86,625,792
Gross unrealized gain	5,577,873
Gross unrealized loss	(4,986,725)
Net unrealized gain	$591,148

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

9.    OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

9.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	179,572	$1,391,498	745,548	$7,784,495
Reinvestment of distributions	—	—	1,192,199	8,500,382
Shares redeemed	(258,658)	(1,988,086)	(407,538)	(4,306,214)
	(79,086)	(596,588)	1,530,209	11,978,663
Service Shares
Shares sold	264,813	2,075,489	420,689	4,358,012
Reinvestment of distributions	—	—	1,351,752	9,678,544
Shares redeemed	(432,327)	(3,341,268)	(6,939,757)	(74,797,801)
	(167,514)	(1,265,779)	(5,167,316)	(60,761,245)

NET DECREASE	(246,600)	$(1,862,367)	(3,637,107)	$(48,782,582)

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,122.90		$4.58
Hypothetical 5% return	1,000	1,020.48	+	4.36
Service

Actual	1,000	1,121.00		5.89
Hypothetical 5% return	1,000	1,019.24	+	5.61

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 1.12% for Institutional and Service Shares, respectively.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

29

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the ten-year period and in the fourth quartile for the one-, three-, and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019. They also noted that in April 2018 the Fund had been repositioned from the VIT Strategic International Equity Fund, which involved changes to the Fund’s investment strategy and portfolio management. The Trustees considered that the Fund had experienced certain portfolio management changes in 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

30

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.81%

Next $1 billion	0.73

Next $3 billion	0.69

Next $3 billion	0.68

Over $8 billion	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

31

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

32

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs International Equity Insights Fund.

© 2019 Goldman Sachs. All rights reserved.

VITINTLSAR-19/175367-OTU-1025442

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

U.S. Equity Insights Fund

Beginning on or after January 1, 2021, you may not receive paper copies of the Fund’s annual and semi-annual shareholder reports from the insurance company that offers your variable insurance contract or your financial intermediary, unless you specifically request paper copies of the reports from the insurance company or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and certain communications from the insurance company electronically by contacting your insurance company or your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company or your financial intermediary that you wish to receive paper copies of reports. Your election to receive reports in paper will apply to all Goldman Sachs Funds available under your contract and may apply to all funds held with your financial intermediary.

Semi-Annual Report

June 30, 2019

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2019 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 15.37% and 15.21%, respectively. These returns compare to the 18.54% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

Representing the U.S. equity market, the S&P 500® Index returned 18.54% during the Reporting Period, rallying strongly following negative absolute returns posted in 2018. While 2018 was the worst calendar year since 2008, the first half of 2019 was the strongest first half for the S&P 500® Index since 1997.

During the first quarter of 2019, the S&P 500® Index rose 13.65%. After a volatile end to 2018, the rally to begin 2019 marked the best first quarter performance for the S&P 500® Index since 1998. Federal Reserve (“Fed”) commentary provided a supportive background for U.S. equities, as Fed Chair Jerome Powell reiterated a “patient” approach to monetary policy that included a pause in interest rate hikes and a nearing end to the Fed’s balance sheet runoff. The U.S. unemployment rate remained well below trend at 3.8% in February 2019, and wages grew 3.4% year over year. Housing data showed strength in the first calendar quarter, with new home sales reaching 667,000 in February, bringing the three-month average up to 630,000. Strength in housing data could be partially attributed to a steep decline in mortgage rates resulting from a more cautious Fed. The University of Michigan Consumer Sentiment Index was also a point of significant strength in the U.S. economy, steadily climbing in each month of the first quarter of 2019 and eventually reaching 98.4 in March, its highest level in six months. Economic growth concerns that had dominated the fourth quarter of 2018 failed to completely disappear, however, as fourth quarter 2018 Gross Domestic Product (“GDP”) growth was revised down 0.4% in March 2019 to 2.2%. While the revision was further evidence of a slowing U.S. economy, the result was largely priced in by equity markets and thus had a limited effect on stock prices outside of the financials sector, which historically tends to be more rate sensitive.

The S&P 500® Index rose a solid but more moderate 4.30% during the second quarter of 2019. Trade tensions between the U.S. and China dominated headlines and broadly added noise to the markets. (Noise refers to market activity that can confuse or misrepresent genuine underlying trends.) In April 2019, there was an optimistic consensus outlook on a possible trade deal, but this optimism faded in May when the U.S. President threatened to raise current tariffs and impose new duties on $300 billion of additional Chinese imports. Also, sanctions were temporarily placed on a Chinese telecommunications giant, until they were lifted in June 2019, when any additional tariffs or compromise were postponed. Also during the second quarter, the markets kept a close eye on the Fed. After steadily raising short-term interest rates since 2015 to a range of 2.25% to 2.50%, the Fed alluded to a more accommodative approach. Following the Fed’s statement, the market consensus actually priced in at least one interest rate cut by the end of 2019, if not sooner. Economic indicators were mixed during the second quarter, with consumer sentiment remaining elevated, while nonfarm payrolls and manufacturing indices across the board fell short.

For the Reporting Period overall, all 11 sectors posted positive absolute returns, with 10 of the 11 generating double-digit gains. Information technology, consumer discretionary and industrials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the Reporting Period were health care, energy and utilities.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth-oriented stocks significantly outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, namely Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

During the Reporting Period, the Fund posted double-digit absolute gains but underperformed the S&P 500® Index, with all four of our quantitative model’s investment themes detracting from results. Stock selection driven by these investment themes diminished relative performance.

What impact did the Fund’s investment themes have on performance during the Reporting Period?

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes — Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends — detracted from the Fund’s relative performance. Fundamental Mispricing seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

How did the Fund’s sector and industry allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making sector or industry bets. Consequently, the Fund is similar to its benchmark, the S&P 500® Index, in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500® Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. At the same time, we strive to maintain a risk profile similar to the S&P 500® Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Fundamental Mispricings characteristics than the benchmark index.

During the Reporting Period, stock selection hampered the Fund’s performance, with investments in the health care, energy and utilities sectors detracting most from results relative to the S&P 500® Index. On the positive side, the Fund benefited from stock selection in financials and, to a lesser extent, real estate.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to the S&P 500® Index were overweight positions in institutional financial services provider State Street, specialty pharmaceuticals company Mylan and energy company ConocoPhillips. The Fund had an overweight position in State Street driven primarily by our Fundamental Mispricings investment theme. The Fund’s overweight in Mylan was largely due to our Sentiment Analysis and Fundamental Mispricings investment themes. Mainly because of our High Quality Business Models and Sentiment Analysis investment themes, the Fund was overweight ConocoPhillips.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in discount retailer Target, insurance company Progressive and diversified financials institution Citigroup. The overweight in Target was established primarily because of our Sentiment Analysis and High Quality Business Models theme. The Fund was overweight Progressive due to our High Quality Business Models and Sentiment Analysis themes. The Fund’s overweight in Citigroup was driven mainly by our Fundamental Mispricings theme.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures. The use of these futures contracts did not have an impact on the Fund’s performance during the Reporting Period.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we made numerous enhancements to our models. As example, in the second quarter of 2019, we introduced a number of new signals.

First, within our Sentiment Analysis investment theme, we added a suite of signals that utilizes data from the short selling market as an indicator of the market sentiment surrounding individual names.

Second, within our Market Themes & Trends investment theme, we added a signal that examines the cross-holdings of pooled vehicles to identify thematic trends in the market. Also within our Market Themes & Trends investment theme, we added a signal that examines internet linkages between companies to identify thematic trends.

Finally, within our Fundamental Mispricings investment theme, we added a signal that we believe to be predictive of industry rotations.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2019, the Fund was overweight the consumer discretionary and utilities sectors relative to the S&P 500® Index. The Fund was underweight communication services, consumer staples and health care and was rather neutrally weighted in financials, energy, industrials, real estate, materials and information technology compared to the benchmark index on the same date.

Were there any changes to the Fund’s portfolio management team during the Reporting Period?

There were no changes to the Fund’s portfolio management team during the Reporting Period.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Index Definitions

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the index do not include any deduction for fees, expenses or taxes.

Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

It is not possible to invest directly in an index.

4

FUND BASICS

U.S. Equity Insights Fund

as of June 30, 2019

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/19	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	4.15%	9.79%	14.40%	6.44%	02/13/98
Service	3.89	9.55	14.16	7.21	01/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.56%	0.72%
Service	0.77	0.97

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 30, 2020, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/193

Holding	% of Net Assets	Line of Business
Apple, Inc.	4.4%	Technology Hardware & Equipment
Amazon.com, Inc.	3.3	Retailing
Microsoft Corp.	3.2	Software & Services
Visa, Inc. Class A	2.2	Software & Services
Facebook, Inc. Class A	1.9	Media & Entertainment
PayPal Holdings, Inc.	1.5	Software & Services
Union Pacific Corp.	1.5	Transportation
McDonald’s Corp.	1.5	Consumer Services
Alphabet, Inc. Class C	1.5	Media & Entertainment
Starbucks Corp.	1.4	Consumer Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

U.S. Equity Insights Fund (continued)

as of June 30, 2019

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2019

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 99.3%
Automobiles & Components – 1.2%
96,771	General Motors Co.	$3,728,587

Banks – 5.9%
11,454	Bank of America Corp.	332,166
3,908	CIT Group, Inc.	205,326
63,129	Citigroup, Inc.	4,420,924
19,534	Citizens Financial Group, Inc.	690,722
38,598	Comerica, Inc.	2,803,759
113,441	Fifth Third Bancorp	3,165,004
13,566	JPMorgan Chase & Co.	1,516,679
15,272	Popular, Inc.	828,353
4,999	Signature Bank	604,079
11,084	Western Alliance Bancorp*	495,676
66,724	Zions Bancorp NA	3,067,970

		18,130,658

Capital Goods – 5.8%
1,111	Allegion plc	122,821
11,954	Allison Transmission Holdings, Inc.	554,068
7,483	AMETEK, Inc.	679,756
6,494	Boeing Co. (The)	2,363,881
22,267	Caterpillar, Inc.	3,034,769
2,143	Cummins, Inc.	367,182
2,958	Eaton Corp. plc	246,342
17,544	Harris Corp.	3,318,097
6,635	HEICO Corp.	887,829
2,863	Ingersoll-Rand plc	362,656
38,764	Johnson Controls International plc	1,601,341
12,081	Masco Corp.	474,058
15,546	Parker-Hannifin Corp.	2,642,976
11,433	Spirit AeroSystems Holdings, Inc. Class A	930,303
724	Teledyne Technologies, Inc.*	198,282

		17,784,361

Commercial & Professional Services – 0.6%
1,109	CoStar Group, Inc.*	614,453
4,435	IHS Markit Ltd.*	282,598
8,877	Waste Management, Inc.	1,024,139

		1,921,190

Consumer Durables & Apparel – 0.2%
5,491	Ralph Lauren Corp.	623,723

Consumer Services – 4.8%
49,784	Carnival Corp.	2,317,445
1,187	Chipotle Mexican Grill, Inc.*	869,929
5,336	Hilton Worldwide Holdings, Inc.	521,541
22,715	Las Vegas Sands Corp.	1,342,229
21,913	McDonald’s Corp.	4,550,454
52,889	Starbucks Corp.	4,433,685
6,429	Yum! Brands, Inc.	711,497

		14,746,780

Diversified Financials – 5.2%
102,417	Ally Financial, Inc.	3,173,903
18,410	Berkshire Hathaway, Inc. Class B*	3,924,460

Common Stocks – (continued)
Diversified Financials – (continued)
6,606	MSCI, Inc.	1,577,447
19,469	State Street Corp.	1,091,432
97,250	Synchrony Financial	3,371,657
51,402	Voya Financial, Inc.	2,842,530

		15,981,429

Energy – 5.4%
63,071	ConocoPhillips	3,847,331
13,955	Exxon Mobil Corp.	1,069,372
3,943	Helmerich & Payne, Inc.	199,595
26,531	Kinder Morgan, Inc.	553,967
48,206	Marathon Oil Corp.	685,007
16,297	Occidental Petroleum Corp.	819,413
38,238	Phillips 66	3,576,782
93,718	TechnipFMC plc	2,431,045
40,867	Valero Energy Corp.	3,498,624

		16,681,136

Food & Staples Retailing – 0.3%
39,245	Kroger Co. (The)	852,009

Food, Beverage & Tobacco – 3.0%
8,339	Lamb Weston Holdings, Inc.	528,359
45,902	Mondelez International, Inc. Class A	2,474,118
41,792	Monster Beverage Corp.*	2,667,584
45,227	Philip Morris International, Inc.	3,551,676

		9,221,737

Health Care Equipment & Services – 4.4%
9,043	Align Technology, Inc.*	2,475,069
14,120	Anthem, Inc.	3,984,805
2,431	Cigna Corp.	383,004
19,287	HCA Healthcare, Inc.	2,607,024
13,999	McKesson Corp.	1,881,326
837	Molina Healthcare, Inc.*	119,808
14,789	Universal Health Services, Inc. Class B	1,928,338
804	Varian Medical Systems, Inc.*	109,448

		13,488,822

Household & Personal Products – 1.0%
38,450	Colgate-Palmolive Co.	2,755,711
3,546	Procter & Gamble Co. (The)	388,819

		3,144,530

Insurance – 2.5%
907	Allstate Corp. (The)	92,233
939	Aon plc	181,208
48,137	Athene Holding Ltd. Class A*	2,072,779
12,539	Brighthouse Financial, Inc.*	460,056
46,244	Progressive Corp. (The)	3,696,283
33,772	Unum Group	1,133,051

		7,635,610

Materials – 2.0%
8,069	Air Products & Chemicals, Inc.	1,826,580
11,104	Alcoa Corp.*	259,945

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
2,403	Ball Corp.	$168,186
5,339	Eastman Chemical Co.	415,534
5,527	Sealed Air Corp.	236,445
7,488	Sherwin-Williams Co. (The)	3,431,675

		6,338,365

Media & Entertainment – 6.0%
4,059	Alphabet, Inc. Class A*	4,395,085
4,182	Alphabet, Inc. Class C*	4,520,366
30,094	Facebook, Inc. Class A*	5,808,142
974	Madison Square Garden Co. (The) Class A*	272,662
2,198	Match Group, Inc.	147,860
5,417	Netflix, Inc.*	1,989,772
98,374	News Corp. Class A	1,327,065
2,057	Twitter, Inc.*	71,789

		18,532,741

Pharmaceuticals, Biotechnology & Life Sciences – 8.6%
38,193	AbbVie, Inc.	2,777,395
13,001	Agilent Technologies, Inc.	970,785
8,667	Alexion Pharmaceuticals, Inc.*	1,135,204
4,799	Amgen, Inc.	884,360
4,921	Biogen, Inc.*	1,150,874
51,655	Bristol-Myers Squibb Co.	2,342,554
30,600	Eli Lilly & Co.	3,390,174
62,365	Gilead Sciences, Inc.	4,213,379
19,927	Incyte Corp.*	1,692,998
12,542	Johnson & Johnson	1,746,850
37,188	Merck & Co., Inc.	3,118,214
21,969	Pfizer, Inc.	951,697
2,702	Thermo Fisher Scientific, Inc.	793,523
6,765	Vertex Pharmaceuticals, Inc.*	1,240,566

		26,408,573

Real Estate Investment Trusts – 3.8%
17,958	American Homes 4 Rent Class A	436,559
15,027	American Tower Corp.	3,072,270
28,960	Camden Property Trust	3,023,134
72,392	Duke Realty Corp.	2,288,311
793	Equity LifeStyle Properties, Inc.	96,223
473	Lamar Advertising Co. Class A	38,176
18,143	Prologis, Inc.	1,453,254
16,647	STORE Capital Corp.	552,514
4,894	Sun Communities, Inc.	627,362

		11,587,803

Retailing – 7.0%
5,424	Amazon.com, Inc.*	10,271,049
1,537	AutoZone, Inc.*	1,689,885
539	Booking Holdings, Inc.*	1,010,469
89,007	eBay, Inc.	3,515,776
1,185	Expedia Group, Inc.	157,641
14,795	Lowe’s Cos., Inc.	1,492,963
41,216	Target Corp.	3,569,718

		21,707,501

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.7%
20,441	Intel Corp.	978,511
32,268	NXP Semiconductors NV	3,149,679
10,228	Xilinx, Inc.	1,206,086

		5,334,276

Software & Services – 12.9%
27,211	Citrix Systems, Inc.	2,670,488
2,342	Fidelity National Information Services, Inc.	287,317
18,495	International Business Machines Corp.	2,550,461
686	Intuit, Inc.	179,272
7,097	Mastercard, Inc. Class A	1,877,369
74,127	Microsoft Corp.	9,930,053
44,299	Oracle Corp.	2,523,714
7,078	Palo Alto Networks, Inc.*	1,442,213
41,173	PayPal Holdings, Inc.*	4,712,662
8,009	salesforce.com, Inc.*	1,215,206
11,197	ServiceNow, Inc.*	3,074,360
12,133	VeriSign, Inc.*	2,537,738
39,966	Visa, Inc. Class A	6,936,099

		39,936,952

Technology Hardware & Equipment – 6.4%
68,295	Apple, Inc.	13,516,946
258	Arista Networks, Inc.*	66,982
1,088	CDW Corp.	120,768
2,250	Cisco Systems, Inc.	123,143
4,164	Jabil, Inc.	131,582
37,396	Keysight Technologies, Inc.*	3,358,535
13,786	Motorola Solutions, Inc.	2,298,540

		19,616,496

Telecommunication Services – 1.1%
5,129	Telephone & Data Systems, Inc.	155,921
4,299	T-Mobile US, Inc.*	318,728
53,677	Verizon Communications, Inc.	3,066,567

		3,541,216

Transportation – 3.7%
30,254	CSX Corp.	2,340,752
2,333	Delta Air Lines, Inc.	132,398
16,533	Norfolk Southern Corp.	3,295,523
18,418	Southwest Airlines Co.	935,266
27,368	Union Pacific Corp.	4,628,202

		11,332,141

Utilities – 5.8%
124,102	AES Corp.	2,079,950
25,412	Ameren Corp.	1,908,695
23,165	DTE Energy Co.	2,962,340
74,376	Exelon Corp.	3,565,586
45,009	FirstEnergy Corp.	1,926,835

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
58,907	NRG Energy, Inc.	$2,068,814
108,311	PPL Corp.	3,358,724

		17,870,944

TOTAL INVESTMENTS – 99.3%
(Cost $258,239,691)		$306,147,580

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		2,154,919

NET ASSETS – 100.0%		$308,302,499

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $258,239,691)	$306,147,580
Cash	1,240,391
Receivables:
Investments sold	15,955,421
Dividends	313,434
Fund shares sold	26,531
Reimbursement from investment adviser	23,345
Other assets	876

Total assets	323,707,578

Liabilities:
Payables:
Investments purchased	14,956,945
Fund shares redeemed	188,726
Management fees	134,748
Distribution and Service fees and Transfer Agency fees	14,607
Accrued expenses	110,053

Total liabilities	15,405,079

Net Assets:
Paid-in capital	258,062,639
Total distributable earnings (loss)	50,239,860

NET ASSETS	$308,302,499
Net Assets:
Institutional	$251,486,681
Service	56,815,818

Total Net Assets	$308,302,499
Shares outstanding $0.001 par value (unlimited shares authorized):
Institutional	14,505,087
Service	3,261,143
Net asset value, offering and redemption price per share:
Institutional	$17.34
Service	17.42

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $2,268)	$2,987,955
Dividends — affiliated issuers	91
Securities lending income — affiliated issuer	33

Total investment income	2,988,079

Expenses:
Management fees	952,896
Distribution and Service fees — Service Shares	70,107
Professional fees	46,437
Custody, accounting and administrative services	44,825
Printing and mailing costs	39,653
Transfer Agency fees(a)	30,736
Trustee fees	8,211
Registration fees	635
Other	7,014

Total expenses	1,200,514

Less — expense reductions	(278,260)

Net expenses	922,254

NET INVESTMENT INCOME	2,065,825

Realized and unrealized gain:
Net realized gain from investments — unaffiliated issuers	1,601,877

Net change in unrealized gain on investments — unaffiliated issuers	39,869,739

Net realized and unrealized gain	41,471,616

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,537,441

(a) Institutional and Service Shares incurred Transfer Agency fees of $25,128 and $5,608, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Fiscal Year Ended December 31, 2018

From operations:
Net investment income	$2,065,825	$3,755,838
Net realized gain	1,601,877	37,947,854
Net change in unrealized gain (loss)	39,869,739	(58,964,079)

Net increase (decrease) in net assets resulting from operations	43,537,441	(17,260,387)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(41,717,467)
Service Shares	—	(9,387,391)

Total distributions to shareholders	—	(51,104,858)

From share transactions:
Proceeds from sales of shares	4,489,469	23,858,438
Reinvestment of distributions	—	51,104,858
Cost of shares redeemed	(28,485,343)	(137,999,297)

Net decrease in net assets resulting from share transactions	(23,995,874)	(63,036,001)

TOTAL INCREASE (DECREASE)	19,541,567	(131,401,246)

Net Assets:

Beginning of period	288,760,932	420,162,178

End of period	$308,302,499	$288,760,932

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$15.03		$19.41	$17.65	$16.71	$18.12	$16.52

Net investment income(a)	0.12		0.22	0.28	0.22	0.23	0.21

Net realized and unrealized gain (loss)	2.19		(1.38)	3.98	1.58	(0.27)	2.47

Total from investment operations	2.31		(1.16)	4.26	1.80	(0.04)	2.68

Distributions to shareholders from net investment income	—		(0.25)	(0.28)	(0.23)	(0.25)	(0.26)

Distributions to shareholders from net realized gains	—		(2.97)	(2.22)	(0.63)	(1.12)	(0.82)

Total distributions	—		(3.22)	(2.50)	(0.86)	(1.37)	(1.08)

Net asset value, end of period	$17.34		$15.03	$19.41	$17.65	$16.71	$18.12

Total return(b)	15.37%		(6.19)%	24.07%	10.70%	(0.20)%	16.37%

Net assets, end of period (in 000s)	$251,487		$235,553	$277,952	$255,565	$269,238	$312,370

Ratio of net expenses to average net assets	0.56	%(c)	0.58%	0.62%	0.64%	0.64%	0.65%

Ratio of total expenses to average net assets	0.73	%(c)	0.73%	0.70%	0.70%	0.71%	0.71%

Ratio of net investment income to average net assets	1.38	%(c)	1.12%	1.42%	1.25%	1.29%	1.21%

Portfolio turnover rate(d)	91%		160%	184%	204%	200%	214%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Per Share Data

Net asset value, beginning of period	$15.12		$19.48	$17.71	$16.77	$18.17	$16.55

Net investment income(a)	0.10		0.18	0.24	0.18	0.20	0.18

Net realized and unrealized gain (loss)	2.20		(1.37)	3.99	1.59	(0.28)	2.47

Total from investment operations	2.30		(1.19)	4.23	1.77	(0.08)	2.65

Distributions to shareholders from net investment income	—		(0.20)	(0.24)	(0.20)	(0.20)	(0.21)

Distributions to shareholders from net realized gains	—		(2.97)	(2.22)	(0.63)	(1.12)	(0.82)

Total distributions	—		(3.17)	(2.46)	(0.83)	(1.32)	(1.03)

Net asset value, end of period	$17.42		$15.12	$19.48	$17.71	$16.77	$18.17

Total return(b)	15.21%		(6.36)%	23.80%	10.44%	(0.41)%	16.18%

Net assets, end of period (in 000s)	$56,816		$53,208	$142,210	$120,387	$122,531	$138,725

Ratio of net expenses to average net assets	0.77	%(c)	0.79%	0.82%	0.85%	0.85%	0.86%

Ratio of total expenses to average net assets	0.98	%(c)	0.97%	0.95%	0.95%	0.96%	0.96%

Ratio of net investment income to average net assets	1.17	%(c)	0.88%	1.21%	1.04%	1.08%	1.01%

Portfolio turnover rate(d)	91%		160%	184%	204%	200%	214%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements

June 30, 2019 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Insights Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2019:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock(a)
Europe	$5,580,724	$—	$—
North America	300,566,856	—	—

Total	$306,147,580	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2019, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%	0.54	%*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fee in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2019, GSAM waived $122,955 of its management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2019, GSAM waived $4 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plan — The Trust, on behalf of Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of average daily net assets attributable to Service Shares. This distribution and service fee waiver will remain in place through at least April 30, 2020, and prior to such date Goldman Sachs may not terminate the arrangement

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

without the approval of the Trustees. For the six months ended June 30, 2019, Goldman Sachs waived $11,217 in distribution and service fees for the Fund’s Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. The Other Expense limitation will remain in place through at least April 30, 2020, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above.

For the six months ended June 30, 2019, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
$122,959	$11,217	$3,461	$140,623	$278,260

E.  Line of Credit Facility — As of June 30, 2019, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2019, the Fund did not have any borrowings under the facility. Prior to April 30, 2019 the facility was $770,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019	Shares as of June 30, 2019	Dividend Income from Affiliated Investment Company
$—	$722,341	$(722,341)	$—	—	$91

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2019, were $276,448,584 and $298,774,361, respectively.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

6.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund may enter into master netting agreements with borrowers, which provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2019, are disclosed as “Payable upon return of securities loaned” on the Statement of Assets and Liabilities, where applicable. The Fund did not have securities on loan as of June 30, 2019.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2019, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

For the Six Months ended June 30, 2019
Earnings of GSAL Relating to Securities Loaned	Amount Received by the Fund from Lending to Goldman Sachs	Amount Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2019

$4	$7	$—

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GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Notes to Financial Statements (continued)

June 30, 2019 (Unaudited)

6.    SECURITIES LENDING (continued)

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended June 30, 2019:

Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2019

$—	$265,125	$(265,125)	$—

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2018, the Fund’s certain timing differences, on a tax-basis were as follows:

Timing differences (§857 (b)(9) Deferred Dividend/Post October Loss Deferral)	$(658,536)

As of June 30, 2019, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$259,214,916
Gross unrealized gain	51,863,131
Gross unrealized loss	(4,930,467)
Net unrealized gain	$46,932,664

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

8.    OTHER RISKS (continued)

the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2019 (Unaudited)		For the Fiscal Year Ended December 31, 2018
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	89,807	$1,509,747	416,442	$8,122,674
Reinvestment of distributions	—	—	2,739,164	41,717,467
Shares redeemed	(1,259,064)	(21,196,025)	(1,798,863)	(36,105,931)
	(1,169,257)	(19,686,278)	1,356,743	13,734,210
Service Shares
Shares sold	177,445	2,979,722	774,115	15,735,764
Reinvestment of distributions	—	—	612,754	9,387,391
Shares redeemed	(436,117)	(7,289,318)	(5,165,531)	(101,893,366)
	(258,672)	(4,309,596)	(3,778,662)	(76,770,211)

NET DECREASE	(1,427,929)	$(23,995,874)	(2,421,919)	$(63,036,001)

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Fund Expenses — Six Month Period Ended June 30, 2019 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 01/01/19	Ending Account Value 06/30/19		Expenses Paid for the 6 Months Ended 06/30/19*
Institutional

Actual	$1,000	$1,153.70		$2.99
Hypothetical 5% return	1,000	1,022.02	+	2.81
Service

Actual	1,000	1,152.10		4.11
Hypothetical 5% return	1,000	1,020.98	+	3.86

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2019. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.56% and 0.77% for Institutional and Service Shares, respectively.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Equity Insights Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2020 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2019 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2018, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2019. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment model used in managing the Fund.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2019.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2018 and 2017, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%

Next $1 billion	0.59

Next $3 billion	0.56

Next $3 billion	0.55

Over $8 billion	0.54

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2020.

27

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Kathryn A. Cassidy	Joseph F. DiMaria, Principal Financial Officer,
Diana M. Daniels	Principal Accounting Officer and Treasurer
James A. McNamara	Caroline L. Kraus, Secretary
Roy W. Templin
Gregory G. Weaver

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2019 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs U.S. Equity Insights Fund.

© 2019 Goldman Sachs. All rights reserved.

VITUSSAR-19/175377-OTU-1025575

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on February 27, 2015.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 23, 2019

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 23, 2019